As filed with the Securities and Exchange Commission on May 1, 1997

                                        Registration No. 33-48550

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                        POST-EFFECTIVE AMENDMENT NO. 8

                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                           (Exact Name of Registrant)

                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                              700 Market Street
                             St. Louis, MO  63101
           (Name and Address of principal executive office of depositor)


                            Christopher A. Martin, Esquire

                       General American Life Insurance Company
                                  700 Market Street
                                 St. Louis, MO  63101
                  (Name and Address of Agent for Service of Process)

                                        Copy to:

                                 Stephen E. Roth, Esquire
                               Sutherland, Asbill & Brennan
                               1275 Pennsylvania Ave., N.W.
                                Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate space)


[ X ]       immediately upon filing pursuant to paragraph (b), of
            Rule  485

[   ]       on (date) pursuant to paragraph (b) of Rule 485


[   ]       60 days after filing pursuant to paragraph (a)(1) of
            Rule 485

[   ]       on (date), pursuant to paragraph (a)(1) of rule 485

[   ]       75 days after filing pursuant to paragraph (a)(2) of
            rule 485

[   ]       on (date) pursuant to paragraph (a)(2) of Rule 485


                      DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1996 on February 28, 1997.

                   RECONCILIATION AND TIE BETWEEN ITEMS
                     IN FORM N-8B-2 AND THE PROSPECTUS

        Item No. of
        Form N-8B-2                        Caption in Prospectus
        -----------                        ---------------------
             1.               Cover Page
             2.               Cover Page
             3.               Not Applicable
             4.               Distribution of the Policies
             5.               The Company and the Separate Account
             6.               The Separate Account
             7.               Not Required
             8.               Not Required
             9.               Legal Proceedings
            10.               Summary; General American Capital
                              Company/Russell Insurance Funds;
                                Charges and Deductions; Policy
                                Benefits; Policy Rights; Voting
                                Rights; General Matters
            11.               Summary; General American Capital
                              Company/ Russell Insurance Funds
            12.               Summary; General American Capital
                              Company/ Russell Insurance Funds
            13.               Summary; Charges and Deductions; General
                                American Capital Company/ Russell
                                Insurance Funds
            14.               Summary; Payment and Allocation of
                              Premiums
            15.               Payment and Allocation of Premiums
            16.               Payment and Allocation of Premiums;
                                General American Capital Company/
                                Russell Insurance Funds
            17.               Summary; Charges and Deductions; Policy
                                Rights; General American Capital
                                Company/ Russell Insurance Funds
            18.               General American Capital Company/
                              Russell Insurance Funds; Payment and
                              Allocation of Premiums
            19.               General Matters; Voting Rights
            20.               Not Applicable
            21.               Policy Rights; General Matters
            22.               Not Applicable
            23.               Safekeeping of the Separate Account's
                              Assets
            24.               General Matters
            25.               The Company and the Separate Account
            26.               Not Applicable

                                       i



        Item No. of
        Form N-8B-2                        Caption in Prospectus
        -----------                        ---------------------
            27.               The Company and the Separate Account
            28.               Management of the Company
            29.               The Company and the Separate Account
            30.               Not Applicable
            31.               Not Applicable
            32.               Not Applicable
            33.               Not Applicable
            34.               Not Applicable
            35.               The Company and the Separate Account
            36.               Not Required
            37.               Not Applicable
            38.               Summary; Distribution of the Policies
            39.               Summary; Distribution of the Policies
            40.               Distribution of the Policies
            41.               The Company and the Separate Account;
                                Distribution of the Policies
            42.               Not Applicable
            43.               Not Applicable
            44.               Payment and Allocation of Premiums
            45.               Not Applicable
            46.               Policy Rights
            47.               General American Capital Company/Russell
                              Insurance Funds
            48.               Not Applicable
            49.               Not Applicable
            50.               The Separate Account
            51.               Cover Page; Summary; Charges and
                              Deductions; Policy Rights; Policy
                              Benefits; Payment and Allocation of
                              Premiums
            52.               General American Capital Company/Russell
                              Insurance Funds
            53.               Federal Tax Matters
            54.               Not Applicable
            55.               Not Applicable
            56.               Not Required
            57.               Not Required
            58.               Not Required
            59.               Not Required

                                     - ii -

This Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 includes two prospectuses describing variable life insurance policies which are substantially identical, except that the policy described in the second prospectus makes available to policy owners different investment divisions of the registrant than does the policy described in the original prospectus.

                         FLEXIBLE PREMIUM VARIABLE LIFE
                                INSURANCE POLICY
                                    ISSUED BY
                      GENERAL AMERICAN LIFE INSURANCE COMPANY
         700 Market Street      St. Louis, MO 63101      (314) 231-1700

      This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.
      The Policy provides for: (I) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.
      After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

      Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust. Funds offered from General American Capital Company include the S & P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. Funds offered from Russell Insurance Funds include the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, and the Core Bond Fund. Funds offered from Variable Insurance Products Fund include the Equity-Income Portfolio, the Growth Portfolio, the High Income Portfolio, and the Overseas Portfolio. The Fund offered from Variable Insurance Products Fund II is the Asset Manager Portfolio. The Fund offered from Van Eck Worldwide Insurance Trust is the Worldwide Hard Assets Fund.

      A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the Prospectus of each Fund.
      It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.
      This Prospectus must be accompanied by current Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
           PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Please read this Prospectus carefully and retain it for future reference.

 The date of this Prospectus is May 1, 1997.  The Policies are not available in all states.


      THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
VGSP97

                                TABLE OF CONTENTS
                                                                 Page
Definitions                                                        1
Summary                                                            2
The Company and the Separate Account                               6
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
      Addition, Deletion, or Substitution of Investments
Policy Benefits                                                   10
      Death Benefit
      Cash Value
Policy Rights                                                     14
      Loans
      Surrender, Partial Withdrawals and Pro Rate Surrender
      Transfers
      Dollar Cost Averaging
      Right to Examine Policy
      Payment of Benefits at Maturity
Payment and Allocation of Premiums                                19
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
Charges and Deductions                                            22
      Premium Expense Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
Dividends                                                         25
The General Account                                               26
General Matters                                                   28
Distribution of the Policies                                      31
Federal Tax Matters                                               31
Unisex Requirements Under Montana Law                             34
Safekeeping of the Separate Account's Assets                      34
Voting Rights                                                     35
State Regulation of the Company                                   35
Management of the Company                                         36
Legal Matters                                                     39
Legal Proceedings                                                 39
Experts                                                           39
Additional Information                                            39
Financial Statements                                              39
Appendix A                                                       A-1
Appendix B                                                       B-1


VPSP97

                                   DEFINITIONS

      Attained Age - The Issue Age of the Insured plus the number of completed Policy Years.

      Beneficiary - the person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

      Cash Value - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

      Cash Surrender Value - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

      Division - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

      Effective Date - The date as of which insurance coverage begins under a policy.

      Face Amount - The minimum death benefit under the Policy so long as the Policy remains in force.

      Fund - A separate investment Portfolio of either General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

      General Account -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

      Home Office - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

      Indebtedness - The sum of all unpaid Policy Loans and accrued interest on loans.

      Insured - The person whose life is insured under the Policy.

      Investment Start Date -The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

      Issue Age - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

      Issue Date - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

      Loan Account - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

      Loan Subaccount - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

      Maturity Date - The Policy Anniversary on which the Insured reaches Attained Age 100.

VGSP97                                 1

      Monthly Anniversary - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

      Net Premium - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

      Owner - The Owner of a Policy, as designated in the application or as subsequently changed.

      Policy - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

      Policy Anniversary - The same date each year as the Issue Date.

      Policy Month - A month beginning on the Monthly Anniversary.

      Policy Year - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

      Portfolio - see Fund.

      SEC - The United States Securities and Exchange Commission.

      Separate Account - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

      Valuation Date - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

      Valuation Period - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                     SUMMARY

      The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

      The Policy. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments.
Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

      The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an

VGSP97                                 2

Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

      A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and
Reinstatement..)

      The Separate Account. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account,) An Owner may change future allocations of Net Premiums at any time.

      The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.


      Until the end of the "Right to Examine Policy" period (See Policy Rights - Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value.)


      To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account..) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

      Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, it available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers.)

      Charges and Deductions. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes. The sales charge will never exceed 5.0% and is currently 5.0% in Policy years one through ten and 2.25% in Policy years past Policy year ten. The charge to cover premium taxes is 2.5%. (See Charges and Deductions - Premium Expense Charges.)

      A Contingent Deferred Sales Charge to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or pro rata surrender. The Contingent Deferred Sales Charge will never exceed 4% of premiums paid. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender;, Policy Benefits - Death Benefit; , and Charges and Deductions - Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges.)

      On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge of $4 per month for each Policy Month. (See Charges and Deductions - Monthly Deduction.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See Charges and Deductions - Monthly Deduction.)

      A daily charge based on an effective annual charge of .70% of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions - Separate Account Charges.)

VGSP97                                 3

      The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)


      The operating expenses of the Separate Account are paid by General American. Investment Advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges,.


      Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value;, Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender; and The General Account.)

      Premiums. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums.)

      A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and Deductions - Monthly Deduction.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and
Reinstatement.)

      Death Benefit. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death. and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit.)

      The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option, and Change In Face Amount.)

      Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, and an increasing benefit option. (See General Matters - Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction.)

      Cash Value. The Policies provide for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges

VGSP97                                 4
imposed in connection with the Policy. (See Policy Benefits - Cash Value.) There is no minimum guaranteed Cash Value.

      Policy Loans. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges to the next Policy Anniversary, and less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, upon the exercise of a settlement option, or upon surrender.

      A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

      Surrender, Partial Withdrawals, and Pro Rata Surrender. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. An Owner may also request a pro rata surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender.) A surrender, partial withdrawal, or pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters.)

      Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights - Right to Examine Policy.)

      Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-10 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

      Tax Consequences of the Policy. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a pro rata surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, depending on the particular circumstances. (See Federal Tax Matters.)

      A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and

VGSP97                                 5
then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax.

      If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters.)

      Dividends. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends.)

                                     * * *
      This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                       THE COMPANY AND THE SEPARATE ACCOUNT

The Company

      General American Life Insurance Company ("General American" or "the Company") is a mutual life insurance company originally incorporated as a stock company under the laws of Missouri in 1933, and which began operations as a mutual company in 1936. General American is principally engaged in issuing individual and group life and health insurance policies and annuity contracts. As of December 31,1996, it had assets of more than $19.2 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is PO. Box 14490, St. Louis, Missouri 63178.

The Separate Account

      General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

      The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.


      The Separate Account currently is divided into eighteen Divisions. Divisions invest in corresponding Funds from one of five open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund,
(4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.


      Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the

VGSP97                                 6

Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

General American Capital Company


      General American Capital Company (" the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect subsidiary of General American Holding Company which, in turn is wholly owned by General American. The Advisor selects investments for the Funds.


      The investment objectives and policies of each Fund are summarized below:

            S&P 500 Index Fund: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ( "the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

            The Money Market Fund: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U. S. Government.

            Bond Index Fund: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

            Managed Equity Fund: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

            Asset Allocation Fund: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

            International Index Fund: The investment objective of this Fund is obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").


            Mid-Cap Equity Fund: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

            Small-Cap Equity Fund: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").


VGSP97                                 7

Russell Insurance Funds

      Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

      The investment objectives and policies of each Fund are summarized below:

            Multi-Style Equity Fund: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

            Aggressive Equity Fund: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

            Non-U.S. Fund: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

            Core Bond Fund: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

Variable Insurance Products Fund

      Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

      The investment objectives and policies of each Fund are summarized below:

            Equity-Income Portfolio: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

            Growth Portfolio: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

VGSP97                                 8

            Overseas Portfolio: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

            High Income Portfolio: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

Variable Insurance Products Fund II

      Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

            Asset Manager: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

Van Eck Worldwide Insurance Trust

      Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7,
1987.   Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:


            Worldwide Hard Assets Fund: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals,
      (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of RIF, the Board of Trustees of FMR, the Board of Trustees of Van Eck, the Board of Directors of Capital Company, the respective Advisors of each Fund, and the Company and any other insurance companies participating in RIF, VIP, VIP II, Van Eck, and Capital Company are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for RIF, VIP, VIP II, Van Eck, and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.


Addition, Deletion, or Substitution of Investments

      The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, RIF, VIP, VIP II, Van Eck, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in

VGSP97                                 9
any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

      The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Capital Company, RIF, VIP, VIP II, or Van Eck, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

      In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

      If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                                   POLICY BENEFITS

Death Benefit

      As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

      The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

      Death Benefit Option A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an a Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

      Death Benefit Option B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will

VGSP97                                 10
always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

------------------------------------------------------------------------------------------------------
                              Applicable Percentage of Cash Value Table <F*>
------------------------------------------------------------------------------------------------------
Insured                 40 or        45       50       55       60       65      70     78 to   95 or
Person's Age            under                                                           90      older
------------------------------------------------------------------------------------------------------
Policy Account           250%       215%     185%     150%     130%     120%    115%     105%    100%
Percentage Multiple
------------------------------------------------------------------------------------------------------

<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

      Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)



-------------------------------------------------------------------------------------------------
                            Death Benefit Option C Sample Attained Age Factor Table
-------------------------------------------------------------------------------------------------
  INSURED         MALE              FEMALE          INSURED          MALE              FEMALE
 ATTAINED         LIVES             LIVES          ATTAINED          LIVES             LIVES
   AGE            FACTOR            FACTOR           AGE             FACTOR            FACTOR
-------------------------------------------------------------------------------------------------
   20            6.39373           7.62992            60            1.87392           2.15766
-------------------------------------------------------------------------------------------------
   25            5.50505           6.48136            65            1.65835           1.87615
-------------------------------------------------------------------------------------------------
   30            4.68733           5.49185            70            1.48797           1.64736
-------------------------------------------------------------------------------------------------
   35            3.97255           4.64894            75            1.35451           1.46009
-------------------------------------------------------------------------------------------------
   40            3.37168           3.94230            80            1.25595           1.31875
-------------------------------------------------------------------------------------------------
   45            2.87784           3.36481            85            1.18113           1.21344
-------------------------------------------------------------------------------------------------
   50            2.47279           2.88712            90            1.12767           1.13972
-------------------------------------------------------------------------------------------------
   55            2.14116           2.49005            95            1.07472           1.07637
-------------------------------------------------------------------------------------------------


      Changes In Death Benefit Option. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

      A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option
A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

      Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

      A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has

VGSP97                                 11
been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance,.)

      Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance..) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

      For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions
- Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction.)

      For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

      Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

      Payment of the Death Benefit. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

Cash Value

      The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

VGSP97                                 12

      Determination of Cash Value. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

            (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

            (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

            (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

            (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

            (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

            (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

            (7) Any partial withdrawals from the Division during the current Valuation Period; minus

            (8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

            (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

            (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions.)

      Net Investment Factor: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

            (1) The value of the assets at the end of the preceding Valuation Period; plus

            (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

            (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

            (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

            (5) A charge equal to .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

            (6) The value of the assets at the end of the preceding Valuation Period.

VGSP97                                 13

                                  POLICY RIGHTS

Loans

      Loan Privileges. After the first Policy Anniversary, the Owner may,. by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

      The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

      The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

      When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.
This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

      Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .85% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The Loan Spreads mentioned above are currently in effect and are not guaranteed.

      Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

      Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

      General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

      Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date

VGSP97                                 14
and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

      We determine the borrowing rate at the beginning of each Policy Year . The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

            (a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

            (b)  Five Percent (5%).

      The Published Monthly Average means:

            (1) Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

            (2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

      If the Maximum Limit for a Policy Year, as determined in this manner, is at least 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

      Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

      In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

      Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

      Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

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Surrender, Partial Withdrawals and Pro Rata Surrender

      At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

      Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge.
(See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

      Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

      The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, (2) $5,000, (3) the previous Policy Year's maximum amount.

      The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

      No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

      The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

      The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

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      Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

      Pro Rata Surrender. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

      The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

      A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

      Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

      Charges on Surrender, Partial Withdrawals and Pro Rata Surrender. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge.)

      A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

      While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders-Pro Rata Surrender.)

Transfers

      Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account must be made in writing. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

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      All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

      Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

Dollar Cost Averaging

      The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

      The following rules and restrictions apply to DCA transfers:

      (1)  The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights--Transfers.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights
- Loans, and Policy Rights - Conversion Privilege.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

      The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash

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Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Right to Examine Policy

      The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

      To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

      A request for an increase in Face Amount (see Policy Benefits - Death Benefit) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

Payments of Benefits at Maturity

      If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account.) A Policy will mature if and when the Insured reaches Attained Age 100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.

                        PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

      Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

      The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

Premiums

      The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies,

VGSP97                                 19
the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.


      Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.


      An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

      If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

      Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

      In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

      In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

      If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

Allocation of Net Premiums and Cash Value

      Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

      The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

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      During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

      The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

      The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

Policy Lapse and Reinstatement

      Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

      The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

      If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

      Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

            1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

            2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

            3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

      The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the

VSGP97                                 21

Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

      The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

      The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                            CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

Premium Expense Charges

      Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

      Sales Charge. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

      A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

      To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

      Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2.5% of the premium is taken from each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

Monthly Deduction

      Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

      Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs,

VSGP97                                 22
processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

      The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

      Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

      The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana
Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

      The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and should it become available in the future, to guaranteed issue underwriting.

      Actual cost of insurance rates may change and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

      In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the smoker rate class.) Policies issued with simplified underwriting or guaranteed issue, if it would become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting. Guaranteed issue Policies will in general incur the highest cost of insurance rates.

      The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the

VSGP97                                 23
first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

      Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)


Contingent Deferred Sales Charge ("CDSC")


      For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event ( a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event,, and the number of Policy Years having elapsed since the Policy was issued.

      The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

      Calculation of Charge. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

      The Contingent Deferred Sales Charge Percentage is shown in the following table.

               Contingent Deferred Sales Charge Percentage Table
    If surrender or lapse                  The following percentage
   occurs in the last month                of the surrender charge
      of Policy Year:<F*>                   will be payable:<F**>
           1 through 5                               100%
           6                                          80%
           7                                          60%
           8                                          40%
           9                                          20%
           10 and later                                0%
                               --------------

<F*>In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

<F**>For male issue ages 75 through 80 and female issue ages 77 through
80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

      Charge Assessed Upon Partial Withdrawals or Pro Rata Surrender. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

      Reduction of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

VGSP97                                 24

      Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

Separate Account Charges

      Mortality and Expense Risk Charge. General American will deduct a daily charge from the Separate Account at the rate of .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

      The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


      Fund Expenses. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses incurred by the Capital Company, RIF, VIP, VIP II, and Van Eck.


      No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                                     DIVIDENDS

      The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary.


      Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.


      Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

      Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board). The Board, which has the ultimate authority to

VGSP97                                 25
declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

      An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

      Dividend Option A: Cash. The amount of the dividend will be paid in cash.

      Dividend Option B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.

                                 THE GENERAL ACCOUNT

      Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description

      The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

      At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

      The Loan Account is part of the General Account.

The Policy

      This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

General Account Benefits

      If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select

VGSP97                                 26

Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

General Account Cash Value

      Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

      General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

Transfers, Surrenders, Partial Withdrawals and Policy Loans

      After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

      Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

      Policy Loans may also be made from the Policy's Cash Value in the General Account.

      Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

      No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

      Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

VGSP97                                 27

                                GENERAL MATTERS

Postponement of Payments from the Separate Account

      The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

      Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

The Contract

      The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

      The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

Beneficiary

      The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

      The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

Change of Owner or Beneficiary

      The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy

VGSP97                                 28
and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

Policy Changes

      The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

      If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

Claims of Creditors

      To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

Incontestability

      The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

      The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

Suicide

      Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

VGSP97                                 29

      If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

Misstatement of Age or Sex and Corrections

      If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

      Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

Change in Rate Class

      Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

Additional Insurance Benefits

      Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

      Waiver of Monthly Deduction Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

      Waiver of Specified Premium Rider. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

      Increasing Benefit Option Rider. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

Records and Reports

      The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for the Capital Company, RIF, VIP, VIP II, and Van Eck and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

      An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

VGSP97                                 30

                          DISTRIBUTION OF THE POLICIES

      The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

      Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 7.50% of target premiums paid in Policy Year 1. In renewal years, the agent commissions equal 4.0% of premiums paid in years 2 through 10. A 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a commission of .20% of the average monthly Cash Value for each Policy Year is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

      As principal underwriter for the Policies, Walnut Street received $1,792,210 in commission income on total premium payments of $5,063,967 in 1996. Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.

      The general agent commission schedules and rules differ for different types of agency contracts.

                              FEDERAL TAX MATTERS

Introduction


      The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.


Tax Status of the Policy

      Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

      With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

      If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company

VGSP97                                 31
reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

      Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Capital Company, RIF, VIP, VIP II, or Van Eck, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

      The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

      The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

      1. Tax Treatment of Policy Benefits. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.


      Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax Advisor should be consulted for further information.

      A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


      Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified

VGSP97                                 32
endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

      2. Modified Endowment Contracts. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

      In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

      Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.


      Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax Advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.


      3. Distributions from Policies Classified as Modified Endowment Contract. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 591/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

      4. Distributions From Policies Not Classified as Modified Endowment Contract. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit

VGSP97                                 33

(possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead. such loans are treated as indebtedness of the Owner.

      Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

      Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

      If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

      5. Policy Loan Interest. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. An Owner should consult a competent tax Advisor before deducting any loan interest.

      6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

      7. Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

      8. Possible Charge for Taxes. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                        UNISEX REQUIREMENTS UNDER MONTANA LAW

      The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                     SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

      General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

VGSP97                                 34

                                  VOTING RIGHTS

      Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

      The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

      The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

      Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

      Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment Advisor or sub-Advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                           STATE REGULATION OF THE COMPANY

      The Company, a mutual life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

      In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

VGSP97                                 35

                                          MANAGEMENT OF THE COMPANY
                                                                     Principal Occupation (s)
             Name                                                   During Past Five Years<F*>
             ----                                                   --------------------------
Principal Officers <F**>
------------------------

Richard A. Liddy                          Chairman, President and CEO, 1/95-present; Chairman of the Executive Committee,
                                          5/92-present.  Formerly President and CEO, 5/92-1/95; President and Chief Operating
                                          Officer, 5/88-5/92.

Robert J. Banstetter, Sr.                 Vice President, General Counsel and Secretary, 2/91-present.  Formerly Vice President and General Counsel, 1/83-2/91.

John W. Barber                            Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux                       Vice President-Sales and Marketing, 10/96-present.  Formerly Vice President-Group
                                          Field Accounts, 4/87-10/96.

E. Thomas Hughes                          Corporate Actuary and Treasurer, 10/94-present.  Formerly Executive Vice
                                          President-Group Pensions, 3/90-10/94

Michael P. Ingrassia                      Vice President-Group Executive Accounts, 3/92-present.  Formerly Vice President-Group
                                          Operations,  5/84-2/92.

George T. Lacy                            Vice President-Group Field Sales, 6/83-present.


Barbara L. Snyder                         Vice President-Product Division, 4/95-present.  Formerly Vice President and Chief
                                          Actuary, American Bankers Insurance Company, Miami, FL.

Warren J. Winer                           Executive Vice President-Group Life and Health, 8/95-present.  Formerly Managing
                                          Director, William M. Mercer, Inc., 7/93-8/95; President and Chief Operating
                                          Officer, W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski                      Executive Vice President-Individual Insurance, 10/91-present.  Formerly Vice
                                          President-Life Product Management, 5/86-10/91.

A. Greig Woodring                         President and Chief Executive Officer, Reinsurance Group of America, 12/92-present.
                                          Executive Vice President-Reinsurance, 3/90-present.

<F*>     All positions listed are with General American unless otherwise indicated.
<F**>    The principal business address of Messrs. Banstetter, Hughes, and
         Liddy, is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Lacy, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.

VGSP97                                 36

                                                              Principal Occupations (s)
              Name                                            During Past Five Years<F*>
              ----                                            --------------------------
Directors
---------

August A. Busch III                          Chairman of the Board and President, Anheuser=Busch Companies, Inc.
Anheuser-Busch Companies, Inc.               (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                         Retired Chairman and Chief Executive Officer, Union Electric Company
Union Electric Company                       (electric utility business). Prior to 1993, Chairman and Chief
P.O. Box 149                                 Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                             Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                            Past President, Edison Brothers Stores, Inc. (retail specialty
Edison Brothers Stores, Inc.                 stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                             Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                            Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                                 (motivation, travel, communications, training and marketing research
1375 North Highway Drive                     business).
Fenton, Missouri 63099

Craig D. Schnuck                             Chairman and Chief Executive Officer, Schnuck Markets, Inc. (retail
Schnuck Markets, Inc.                        supermarket chain).  Prior to 1991, President and Chief Executive
11420 Lackland Road                          Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                           Chairman, Chief Executive Officer and President, Ralston Purina
Ralston Purina Company                       Company (pet food, batteries, and bread business); Chairman, Ralcorp
Checkerboard Square                          Holdings, Inc. (ready=to=eat cereal, baby food, ski resorts).
St. Louis, Missouri 63164

Andrew C. Taylor                             Chief Executive Officer and President, Enterprise Rent-A-Car (car
Enterprise Rent-A-Car                        rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105

VGSP97                                 37



                                                              Principal Occupations (s)
              Name                                            During Past Five Years<F*>
              ----                                            --------------------------
Directors (continued)
--------------------

H. Edwin Trusheim                            Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                             Principal, Edward Jones (investments). Prior to 1993, Dean, the John M.
Edward Jones                                 (Olin School of Business, Washington Univesity (business education)
12555 Manchester
St. Louis, Missouri 63131-3729

Virginia V. Weldon, M.D.                     Senior Vice President, Public Policy, Monsanto Company (chemicals
Monsanto Company                             diversified industry, pharmaceuticals, life science products, and food
800 North Lindbergh                          ingredients business). Prior to 1993, Vice President, Public Policy.
St. Louis, Missouri 63167

Ted C. Wetterau                              President, Wetterau Associates, L.L.C. Retired Chairman and Chief
Wetterau Associates, L.L.C.                  Executive Officer, Wetterau Incorporated (retain and wholesale grocery,
7700 Bonhomme, Suite 750                     manufacturing business).
St. Louis, Missouri 63105

<F*>All positions listed are with General American unless otherwise indicated.

VGSP97                                 38

                                  LEGAL MATTERS

      All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                                  LEGAL PROCEEDINGS

      There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

      The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

      The report of KPMG Peat Marwick LLP covering the December 31, 1996 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

      Actuarial matters included in this Prospectus have been examined by Alan J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                              ADDITIONAL INFORMATION

      A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                FINANCIAL STATEMENTS

      The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the seventeen Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

VGSP97                                 39

                       INDEPENDENT AUDITORS' REPORT


The Board of Directors and Contractholders
General American Life Insurance Company:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The investments owned as of December 31, 1996 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, and the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP


St. Louis, Missouri
February 14, 1997

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996

                                              S & P 500        MONEY           BOND          MANAGED          ASSET
                                                INDEX          MARKET          INDEX         EQUITY         ALLOCATION
                                          FUND DIVISION<F*> FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                          ----------------- -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $14,490,435     $ 8,200,563    $ 6,766,875    $ 2,790,019     $ 8,056,468
                                             -----------     -----------    -----------    -----------     -----------

     Total assets                             14,490,435       8,200,563      6,766,875      2,790,019       8,056,468
                                             -----------     -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               7,303          38,137          3,293         20,163          21,792
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 5,316,476     $   940,245    $ 1,397,307    $ 2,130,543     $ 6,811,743
  Individual Variable General Select Plus
   cash value invested in Separate Account     7,147,078       5,740,881      5,061,218        413,080         901,156
  Individual Variable Universal Life-100
   cash value invested in Separate Account     2,019,578       1,481,300        305,057        226,233         321,777
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total units held - VUL-95                        195,587          58,805         71,443         91,667         274,368
Total units held - VGSP                          407,634         494,355        422,341         25,596          61,197
Total units held - VUL-100                       122,221         134,892         25,326         14,277          21,970

VUL-95 Net unit value                        $     27.18     $     15.99    $     19.56    $     23.24     $     24.83
VGSP Net unit value                          $     17.53     $     11.61    $     11.98    $     16.14     $     14.73
VUL-100 Net unit value                       $     16.52     $     10.98    $     12.05    $     15.85     $     14.65

Cost of investments                          $12,508,220     $ 8,457,415    $ 7,001,534    $ 2,673,250     $ 7,398,734


<F*> This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                                                                                                            (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996
                                            INTERNATIONAL     SPECIAL
                                               EQUITY         EQUITY      EQUITY-INCOME     GROWTH         OVERSEAS
                                            FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                            -------------  -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $ 6,792,249    $ 4,089,552    $         0    $         0     $         0
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):                      0              0     10,317,272     13,347,649       5,440,850
  Receivable from General American
   Life Insurance Company                              0              0         35,536         22,963           5,080
                                             -----------    -----------    -----------    -----------     -----------

     Total assets                              6,792,249      4,089,552     10,352,808     13,370,612       5,445,930
                                             -----------    -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               2,851          4,375              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 2,554,237    $ 2,878,175    $ 5,046,288    $ 6,456,539     $ 3,171,627
  Individual Variable General Select Plus
   cash value invested in Separate Account       604,901        748,827      2,820,807      3,877,999       1,603,303
  Individual Variable Universal Life-100
   cash value invested in Separate Account       488,644        458,175      2,485,713      3,036,074         671,000
  General American Life Insurance
   Company seed money                          3,141,616              0              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total units held - VUL-95                        164,557        185,140        287,907        367,037         202,771
Total units held - VGSP                           45,125         48,209        160,791        233,747         114,696
Total units held - VUL-100                        42,748         32,239        163,860        198,998          55,007
Total units held - Seed Money                    200,000              0              0              0               0

VUL-95 Net unit value                        $     15.52    $     15.55    $     17.53    $     17.59     $     15.64
VGSP Net unit value                          $     13.41    $     15.53    $     17.54    $     16.59     $     13.98
VUL-100 Net unit value                       $     11.43    $     14.21    $     15.17    $     15.26     $     12.20

Cost of investments                          $ 6,523,918    $ 4,065,431    $ 8,788,329    $11,308,224     $ 4,801,413


See accompanying notes to the financial statements.                                                         (continued)

                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 STATEMENTS OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1996

                                               ASSET                  HIGH                GOLD & NATURAL
                                              MANAGER                INCOME               RESOURCES FUND
                                           FUND DIVISION          FUND DIVISION              DIVISION
                                           -------------          -------------           --------------
Assets:
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):            $       0             $ 1,190,177               $       0
  Investments in Variable Insurance
   Products Fund II, at market value
   (see Schedule of Investments):              276,901                       0                       0
  Investments in Van Eck Worldwide
   Insurance Trust at market value
   (see Schedule of Investments):                    0                       0                 186,275
  Receivable from General American
   Life Insurance Company                            0                     854                      44
                                             ---------             -----------               ---------

     Total assets                              276,901               1,191,031                 186,319
                                             ---------             -----------               ---------

Liabilities:
  Payable to General American Life
   Insurance Company                               437                       0                       0
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total net assets represented by:
  Individual Variable Universal Life
   cash value invested in Separate Account   $  17,461             $   260,284               $  68,992
  Individual Variable General Select Plus
   cash value invested in Separate Account      51,077                 448,378                  48,169
  Individual Variable Universal Life-100
   cash value invested in Separate Account     207,926                 482,369                  69,158
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total units held - VUL-95                        1,443                  21,331                   5,927
Total units held - VGSP                          4,211                  36,657                   4,130
Total units held - VUL-100                      17,193                  39,563                   5,945

VUL-95 Net unit value                        $   12.10             $     12.09               $   11.64
VGSP Net unit value                          $   12.13             $     12.23               $   11.66
VUL-100 Net unit value                       $   12.09             $     12.19               $   11.63

Cost of investments                          $ 257,108             $ 1,133,115               $ 182,929

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95          $  (38,288)    (31,973)    (25,046)     (8,690)    (13,058)    (14,631)
  Mortality and expense charges - VGSP               (16,887)     (3,459)     (1,323)    (21,323)     (8,747)     (2,628)
  Mortality and expense charges - VUL-100             (9,712)       (233)          0     (10,113)     (1,350)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   435,253     128,459     113,854     363,544     231,929      64,413
  Realized gain on sales                             244,401     339,252      62,974      14,173      65,400      14,509
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 679,654     467,711     176,828     377,717     297,329      78,922
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              851,246     (10,068)    133,360    (158,740)    (31,189)    (40,988)
  Unrealized gain (loss) on investments,
    end of period                                  1,982,215     851,246     (10,068)   (256,852)   (158,740)    (31,189)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments     1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain on investments                      1,810,623   1,329,025      33,400     279,605     169,778      88,721
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase in net assets resulting
  from operations                                 $1,745,736  $1,293,360  $    7,031  $  239,479  $  146,623  $   71,462
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.
<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                         MANAGED EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (11,376)    (18,478)    (19,171)    (16,463)    (16,717)    (16,186)
  Mortality and expense charges - VGSP               (10,234)       (153)        (19)     (1,751)       (208)        (43)
  Mortality and expense charges - VUL-100             (1,802)        (24)          0      (1,080)        (40)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   496,106      70,070     253,405     292,621     193,544     309,279
  Realized gain (loss) on sales                      (15,797)    (31,850)        756      11,431      (1,087)     10,562
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 480,309      38,220     254,161     304,052     192,457     319,841
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                               19,005    (313,506)     32,498     (26,912)   (408,116)    (14,824)
  Unrealized gain (loss) on investments,
    end of period                                   (234,659)     19,005    (313,506)    116,769     (26,912)   (408,116)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (253,664)    332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 226,645     370,731     (91,843)    447,733     573,661     (73,451)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets
 resulting from operations                        $  203,233  $  352,076  $ (111,033) $  428,439  $  556,696  $  (89,680)
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (52,462)    (46,892)    (34,698)    (19,773)    (13,991)     (8,440)
  Mortality and expense charges - VGSP                (5,214)     (5,214)     (6,461)     (3,014)     (2,260)     (1,125)
  Mortality and expense charges - VUL-100             (1,078)        (10)          0      (2,475)        (66)          0
  Administrative expense charges - Seed Money              0           0           0     (25,684)    (23,784)    (23,655)
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   554,498     474,238     436,647     164,186     514,927     329,985
  Realized gain (loss) on sales                       36,291     131,272     (20,756)     43,830      41,508      71,523
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                590,789     605,510     415,891     208,016     556,435     401,508
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              197,823    (765,423)   (146,386)     40,286     198,307     400,379
  Unrealized gain (loss) on investments,
    end of period                                    657,734     197,823    (765,423)    268,331      40,286     198,307
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,050,700   1,568,756    (203,146)    436,061     398,414     199,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net
 assets resulting from operations                 $  991,946  $1,516,640  $ (244,305) $  385,115  $  358,313  $  166,216
                                                  ==========  ==========  ==========  ==========  ==========  ==========


<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income<F**>                            $   --      $   --      $   --      $    9,260  $   94,314  $   36,567

Expenses:
  Mortality and expense charges - VUL-95             (21,527)    (16,741)     (9,881)    (38,120)    (24,157)     (9,487)
  Mortality and expense charges - VGSP                (4,349)     (3,645)     (1,556)    (13,918)     (6,731)     (1,631)
  Mortality and expense charges - VUL-100             (2,084)        (72)          0     (10,210)       (378)          0
  Administrative expense charges - Seed Money         (5,213)    (11,191)     (9,556)          0           0           0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (33,173)    (31,649)    (20,993)    (62,248)    (31,266)    (11,118)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (33,173)    (31,649)    (20,993)    (52,988)     63,048      25,449
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   805,221     210,225      62,272     265,454     125,686      31,411
  Realized gain on sales                             417,832     121,217      16,038     130,118      67,467       8,414
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:              1,223,053     331,442      78,310     395,572     193,153      39,825
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                              464,281      75,550     165,807     868,207      17,485      12,226
  Unrealized gain on investments,
    end of period                                     24,121     464,281      75,550   1,528,943     868,207      17,485
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (440,160)    388,731     (90,257)    660,736     850,722       5,259
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 782,893     720,173     (11,947)  1,056,308     918,189      13,673
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets resulting
  from operations                                 $  749,720  $  688,524  $  (32,940) $1,003,320  $1,106,923  $   70,533
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                                GROWTH                             OVERSEAS
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income                                 $   21,639  $   21,771  $    6,373  $   41,332  $    8,707  $    3,448

Expenses:
  Mortality and expense charges - VUL-95             (51,026)    (34,577)    (13,498)    (24,616)    (17,340)     (8,858)
  Mortality and expense charges - VGSP               (19,582)    (11,893)     (4,366)     (8,371)     (5,232)     (1,870)
  Mortality and expense charges - VUL-100            (14,179)       (439)          0      (3,542)       (152)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (84,787)    (46,909)    (17,864)    (36,529)    (22,724)    (10,728)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (63,148)    (25,138)    (11,491)      4,803     (14,017)     (7,280)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   546,396           0      67,449      45,464       8,707           0
  Realized gain (loss) on sales                      254,460     176,048      (6,807)     42,658      19,162      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                800,856     176,048      60,642      88,122      27,869      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                            1,501,642      51,539      40,113     210,998     (36,045)     23,986
  Unrealized gain (loss) on investments,
    end of period                                  2,039,425   1,501,642      51,539     639,437     210,998     (36,045)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       537,783   1,450,103      11,426     428,439     247,043     (60,031)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,338,639   1,626,151       4,619     516,561     266,205     (31,595)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in
 net assets resulting from operations             $1,275,491  $1,601,013  $   60,577  $  521,364  $  260,895  $  (38,875)
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                              PERIOD ENDED DECEMBER 31, 1996, and 1995


                                                       ASSET MANAGER           HIGH INCOME        GOLD & NATURAL RESOURCES
                                                       FUND DIVISION           FUND DIVISION           FUND DIVISION
                                                     1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                                  ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
  Dividend income                                 $    2,632  $        0  $   28,732  $        0  $    1,298  $        32

Expenses:
  Mortality and expense charges - VUL-95                (126)         (3)     (1,639)       (122)       (389)          (3)
  Mortality and expense charges - VGSP                  (193)        (20)     (1,456)        (55)       (214)           0
  Mortality and expense charges - VUL-100             (1,031)        (29)     (2,645)        (76)       (410)         (11)
                                                  ----------  ----------  ----------  ----------  ----------  -----------
    Total expenses                                    (1,350)        (52)     (5,740)       (253)     (1,013)         (14)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net investment income (loss)                           1,282         (52)     22,992        (253)        285           18
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net realized gain (loss) on investments:
  Realized gain from distributions                     2,171           0       5,621           0       1,273            0
  Realized gain (loss) on sales                        1,016          13        (202)      1,132       1,682           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

    Net realized gain (loss) on investments:           3,187          13       5,419       1,132       2,955           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                1,779           0       2,337           0         370            0
  Unrealized gain on investments,
    end of period                                     19,793       1,779      57,062       2,337       3,346          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

     Net unrealized gain on investments               18,014       1,779      54,725       2,337       2,976          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

      Net gain on investments                         21,201       1,792      60,144       3,469       5,931          365
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net increase in net assets resulting
  from operations                                 $   22,483  $    1,740  $   83,136  $    3,216  $    6,216  $       383
                                                  ==========  ==========  ==========  ==========  ==========  ===========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund began operations on July 19, May 24, and
August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                 -----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                 -----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                         $   (64,887) $  (35,665) $  (26,369) $  (40,126) $  (23,155) $  (17,259)
  Net realized gain on investments                   679,654     467,711     176,828     377,717     297,329      78,922
  Net unrealized gain (loss) on investments        1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Net increase in net assets
     resulting from operations                     1,745,736   1,293,360       7,031     239,479     146,623      71,462

  Net deposits into (withdrawals from)
    Separate Account                               8,067,322    (145,477)    571,671   3,557,381   2,340,021     177,261
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         9,813,058   1,147,883     578,702   3,796,860   2,486,644     248,723
  Net assets, beginning of period                  4,670,074   3,522,191   2,943,489   4,365,566   1,878,922   1,630,199
                                                 -----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                      $14,483,132  $4,670,074  $3,522,191  $8,162,426  $4,365,566  $1,878,922
                                                 ===========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                          MANAGED EQUITY
                                                             FUND DIVISION                        FUND DIVISION
                                                  -----------------------------------  ----------------------------------
                                                     1996         1995        1994        1996        1995        1994
                                                  ----------  -----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (23,412) $   (18,655) $  (19,190) $  (19,294) $  (16,965) $  (16,229)
  Net realized gain on investments                   480,309       38,220     254,161     304,052     192,457     319,841
  Net unrealized gain (loss) on investments         (253,664)     332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Net increase (decrease) in net assets
     resulting from operations                       203,233      352,076    (111,033)    428,439     556,696     (89,680)

  Net deposits into (withdrawals from)
    Separate Account                               5,128,242   (1,271,114)    143,229     436,005    (487,360)    (55,715)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net assets              5,331,475     (919,038)     32,196     864,444      69,336    (145,395)
  Net assets, beginning of period                  1,432,107    2,351,145   2,318,949   1,905,412   1,836,076   1,981,471
                                                  ----------  -----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $6,763,582  $ 1,432,107  $2,351,145  $2,769,856  $1,905,412  $1,836,076
                                                  ==========  ===========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994



                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (58,754) $  (52,116) $  (41,159) $  (50,946) $  (40,101) $  (33,220)
  Net realized gain on investments                   590,789     605,510     415,891     208,016     556,435     401,508
  Net unrealized gain (loss) on investments          459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets
   resulting from operations                         991,946   1,516,640    (244,305)    385,115     358,313     166,216

  Net deposits into (withdrawals from)
    Separate Account                               1,086,684    (709,124)    649,032   1,016,960     789,597     775,500
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         2,078,630     807,516     404,727   1,402,075   1,147,910     941,716
  Net assets, beginning of period                  5,956,046   5,148,530   4,743,803   5,387,323   4,239,413   3,297,697
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $8,034,676  $5,956,046  $5,148,530  $6,789,398  $5,387,323  $4,239,413
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  -----------------------------------
                                                     1996        1995        1994        1996         1995        1994
                                                  ----------  ----------  ----------  -----------  ----------  ----------

Operations:
  Net investment income (loss)                    $  (33,173) $  (31,649) $  (20,993) $   (52,988) $   63,048  $   25,449
  Net realized gain on investments                 1,223,053     331,442      78,310      395,572     193,153      39,825
  Net unrealized gain (loss) on investments         (440,160)    388,731     (90,257)     660,736     850,722       5,259
                                                  ----------  ----------  ----------  -----------  ----------  ----------

   Net increase (decrease) in net assets
    resulting from operations                        749,720     688,524     (32,940)   1,003,320   1,106,923      70,533

   Net deposits into (withdrawals from)
    Separate Account                                (860,933)    229,832   1,309,438    3,869,404   2,068,778   1,686,138
                                                  ----------  ----------  ----------  -----------  ----------  ----------

    Increase (decrease) in net assets               (111,213)    918,356   1,276,498    4,872,724   3,175,701   1,756,671
  Net assets, beginning of period                  4,196,390   3,278,034   2,001,536    5,480,084   2,304,383     547,712
                                                  ----------  ----------  ----------  -----------  ----------  ----------

  Net assets, end of period                       $4,085,177  $4,196,390  $3,278,034  $10,352,808  $5,480,084  $2,304,383
                                                  ==========  ==========  ==========  ===========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)


                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                 GROWTH                                  OVERSEAS
                                                              FUND DIVISION                            FUND DIVISION
                                                ---------------------------------------- -----------------------------------------
                                                     1996         1995          1994          1996          1995          1994
                                                ------------ ------------- ------------- ------------- ------------- -------------

Operations:
  Net investment income (loss)                 $    (63,148) $    (25,138) $    (11,491) $      4,803  $    (14,017) $     (7,280)
  Net realized gain on investments                  800,856       176,048        60,642        88,122        27,869        28,436
  Net unrealized gain (loss) on investments         537,783     1,450,103        11,426       428,439       247,043       (60,031)
                                               ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations                     1,275,491     1,601,013        60,577       521,364       260,895       (38,875)

  Net deposits into Separate Account              4,760,220     1,991,002     2,588,073     1,491,289     1,053,659     1,672,381
                                               ------------  ------------  ------------  ------------  ------------  ------------

    Increase in net assets                        6,035,711     3,592,015     2,648,650     2,012,653     1,314,554     1,633,506
  Net assets, beginning of period                 7,334,901     3,742,886     1,094,236     3,433,277     2,118,723       485,217
                                               ------------  ------------  ------------  ------------  ------------  ------------

  Net assets, end of period                    $ 13,370,612  $  7,334,901  $  3,742,886  $  5,445,930  $  3,433,277  $  2,118,723
                                               ============  ============  ============  ============  ============  ============


See accompanying notes to the financial statements.                                                           (continued)




                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                      PERIOD ENDED DECEMBER 31, 1996 AND 1995

                                                     ASSET MANAGER                HIGH INCOME          GOLD & NATURAL RESOURCES
                                                     FUND DIVISION               FUND DIVISION               FUND DIVISION
                                                ----------------------     ------------------------    -----------------------
                                                   1996       1995<F*>        1996        1995<F*>       1996         1995<F*>
                                                ---------    ---------     -----------   ----------    ---------     ---------

Operations:
  Net investment income (loss)                  $   1,282    $    (52)     $    22,992   $    (253)    $     285     $     18
  Net realized gain (loss) on investments           3,187          13            5,419       1,132         2,955           (5)
  Net unrealized gain on investments               18,014       1,779           54,725       2,337         2,976          370
                                                ---------    --------      -----------   ---------     ---------     --------
    Net increase in net assets
      resulting from operations                    22,483       1,740           83,136       3,216         6,216          383

  Net deposits into Separate Account              202,863      49,378          904,946     199,733       170,306        9,414
                                                ---------    --------      -----------   ---------     ---------     --------

    Increase in net assets                        225,346      51,118          988,082     202,949       176,522        9,797
  Net assets, beginning of period                  51,118           0          202,949           0         9,797            0
                                                ---------    --------      -----------   ---------     ---------     --------

  Net assets, end of period                     $ 276,464    $ 51,118      $ 1,191,031   $ 202,949     $ 186,319     $  9,797
                                                =========    ========      ===========   =========     =========     ========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            SCHEDULE OF INVESTMENTS
                                               DECEMBER 31, 1996
                                                                          No. of Shares          Market Value
                                                                        -----------------      ----------------
S & P 500 Index Fund <F**>
 General American Capital Company<F*>                                        488,464             $14,490,435

Money Market Fund
 General American Capital Company<F*>                                        475,589               8,200,563

Bond Index Fund
 General American Capital Company<F*>                                        318,998               6,766,875

Managed Equity Fund
 General American Capital Company<F*>                                        110,250               2,790,019

Asset Allocation Fund
 General American Capital Company<F*>                                        300,232               8,056,468

International Equity Fund
 General American Capital Company<F*>                                        418,579               6,792,249

Special Equity Fund
 General American Capital Company<F*>                                        249,107               4,089,552

Equity-Income Fund
 Variable Insurance Products Fund                                            490,598              10,317,272

Growth Fund
 Variable Insurance Products Fund                                            428,634              13,347,649

Overseas Fund
 Variable Insurance Products Fund                                            288,792               5,440,850

Asset Manager Fund
 Variable Insurance Products Fund II                                          16,356                 276,901

High Income Fund
 Variable Insurance Products Fund                                             95,062               1,190,177

Gold & Natural Resources Fund
 Van Eck Worldwide Insurance Trust                                            11,141                 186,275

<F*>These funds use consent dividending.  See Note 2C.
<F**>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers three products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), and Variable Universal Life (VUL-100) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into thirteen Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, and the Special Equity Fund Divisions. The funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income, Growth, Overseas, and the High Income Fund Divisions. The fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The fund of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, is the Gold and Natural Resources Fund. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.    Investments

      The Separate Accounts' investments in the thirteen Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.    Federal Income Taxes

      Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

C.    Distribution of Income and Realized Capital Gains

      General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. This adjustment has no impact on the net assets of the separate account.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

      The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust intend to pay out all of its net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

      Sales Charge:  A sales charge equal to 6% is deducted from each
      -------------
      VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

      Premium Taxes:  Various state and political subdivisions impose a tax
      --------------
      on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, and 2.10% of each VUL-100 premium is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy;
(c) the cost of insurance, and (d) the cost of optional benefits added by rider.

      Administrative Charge:  General American has responsibility for the
      ----------------------
      administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts.

      Insurance Underwriting and Acquisition Expense Charge:  An
      ------------------------------------------------------
      additional administrative charge is deducted from policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

      Cost of Insurance:  The cost of insurance is deducted on each
      ------------------
      monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies
      for each policy month.   The cost of insurance is determined
      separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

      Optional Rider Benefits Charge:  This monthly deduction includes
      -------------------------------
      charges for any additional benefits provided by rider.

      Contingent Deferred Sales Charge:  During the first ten policy
      ---------------------------------
      years for VUL-95 and VGSP, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

      Mortality and Expense Charge:  In addition to the above charges, a
      -----------------------------
      daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, and .002455% for VUL-100 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%, and .90% for VUL-95, VGSP, and VUL-100 respectively. VUL-95, VGSP, and VUL-100 mortality and expense charges for 1996 were $315,392, $106,506, and $60,361, respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES AND MANAGER CHANGES

Effective January 1, 1997, the names, investment objectives and portfolio managers of the underlying General American Capital Company International Equity Fund and the Special Equity Fund changed. In addition, the portfolio manager of the underlying General American Capital Company Managed Equity Fund changed effective March 1, 1997.

The International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company and the management fee for the fund is .50% on the first $10 million in assets, .40% on the balance over $10 million and less than $20 million and .30% on any balance in excess of $20 million.

The Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations". "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of the Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

On March 1, 1997, the Managed Equity Fund will be managed by Conning Asset Management Company. The management fee will be reduced to .40% on the first $10 million in assets, .30% on the balance over $10 million and less than $30 million, and .25% on the balance in excess of $30 million.

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 5 - PURCHASES AND SALES OF SHARES

During the year ended December 31, 1996, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500       MONEY         BOND        MANAGED       ASSET       INTERNATIONAL    SPECIAL
                INDEX        MARKET         INDEX       EQUITY      ALLOCATION        EQUITY       EQUITY
                FUND          FUND          FUND         FUND          FUND            FUND         FUND
             ----------   -----------    ----------    --------     ----------    -------------   ----------
Purchases    $9,312,469   $20,770,171    $6,181,356    $969,926     $2,265,163    $   1,461,465   $1,931,306
             ==========   ===========    ==========    ========     ==========    =============   ==========
Sales        $  857,995   $16,799,059    $  546,453    $241,099     $  681,085    $     334,947   $2,027,557
             ==========   ===========    ==========    ========     ==========    =============   ==========


During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

           EQUITY-INCOME         GROWTH         OVERSEAS        HIGH INCOME
               FUND               FUND            FUND              FUND
           -------------      -----------      ----------       -----------
Purchases   $4,596,809        $6,161,366       $2,021,322        $1,088,473
            ==========        ==========       ==========        ==========
Sales       $  538,346        $  926,936       $  486,089        $  153,055
            ==========        ==========       ==========        ==========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                       ASSET MANAGER
                           FUND
                       -------------
Purchases                $ 247,326
                         =========
Sales                    $  39,382
                         =========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                         GOLD AND NATURAL
                          RESOURCES FUND
                         ----------------
Purchases                   $ 191,637
                            =========
Sales                       $  19,821
                            =========

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             S & P 500 INDEX                    MONEY MARKET
                                                              FUND DIVISION<F*>                 FUND DIVISION
                                                     -------------------------------  ----------------------------------

                                                       1996       1995         1994      1996         1995        1994
                                                     -------    --------     -------  ----------    --------    --------
Variable Universal Life-95:
 Deposits                                             56,960      78,391      78,329      52,946     206,798     326,065
 Withdrawals                                         (32,408)   (101,054)    (61,101)    (79,319)   (215,226)   (343,656)
 Outstanding units, beginning of period              171,035     193,698     176,470      85,178      93,606     111,197
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    195,587     171,035     193,698      58,805      85,178      93,606
                                                     =======    ========     =======  ==========    ========    ========

Variable General Select Plus:
 Deposits                                            376,931      30,100      27,980   1,489,642     344,162     226,931
 Withdrawals                                         (16,019)    (15,451)       (843) (1,173,354)   (215,211)   (184,184)
 Outstanding units, beginning of period               46,722      32,073       4,936     178,067      49,116       6,369
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    407,634      46,722      32,073     494,355     178,067      49,116
                                                     =======    ========     =======  ==========    ========    ========

Variable Univeral Life-100:<F**>
 Deposits                                            151,173      14,240                 729,350     214,797
 Withdrawals                                         (42,505)       (687)               (698,266)   (110,989)
 Outstanding units, beginning of period               13,553           0                 103,808           0
                                                     -------    --------              ----------    --------

 Outstanding units, end of period                    122,221      13,553                 134,892     103,808
                                                     =======    ========              ==========    ========

<F*> This fund was formerly known as the Equity Index Fund
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                               BOND INDEX                       MANAGED EQUITY
                                                              FUND DIVISION                     FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994       1996        1995        1994
                                                     -------    --------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             20,690      28,341      34,979      22,639      37,042      38,637
 Withdrawals                                         (19,502)   (102,229)    (26,804)    (23,620)    (68,803)    (43,454)
 Outstanding units, beginning of period               70,255     144,143     135,968      92,948     124,409     129,226
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                     71,443      70,255     144,143      91,667      92,648     124,409
                                                     =======    ========     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            422,790       5,765       1,257      20,875       5,835       1,260
 Withdrawals                                          (6,268)     (1,249)        (35)     (1,816)       (595)        (43)
 Outstanding units, beginning of period                5,819       1,303          81       6,537       1,297          80
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                    422,341       5,819       1,303      25,596       6,537       1,297
                                                     =======    ========     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             31,945       1,670                  15,297       1,823
 Withdrawals                                          (8,214)        (75)                 (2,675)       (168)
 Outstanding units, beginning of period                1,595           0                   1,655           0
                                                     -------    --------                 -------     -------

 Outstanding units, end of period                     25,326       1,595                  14,277       1,655
                                                     =======    ========                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                  (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,461      80,183     101,360      60,637      74,018      71,731
 Withdrawals                                         (33,247)    (98,461)    (49,338)    (32,650)    (28,390)    (31,331)
 Outstanding units, beginning of period              240,154     258,432     206,410     136,570      90,942      50,542
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    274,368     240,154     258,432     164,557     136,570      90,942
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             21,668      12,925      18,605      24,970      16,837      18,803
 Withdrawals                                         (18,560)    (31,947)    (43,756)    (12,229)     (6,722)       (730)
 Outstanding units, beginning of period               58,089      77,111     102,262      32,384      22,269       4,196
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     61,197      58,089      77,111      45,125      32,384      22,269
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             23,767       1,072                  46,973       4,468
 Withdrawals                                          (2,830)        (39)                 (7,916)       (777)
 Outstanding units, beginning of period                1,033           0                   3,691           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     21,970       1,033                  42,748       3,691
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0           0           0           0     200,000
 Withdrawals                                               0           0           0           0           0           0
 Outstanding units, beginning of period                    0           0           0     200,000     200,000           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0           0           0     200,000     200,000     200,000
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                              SPECIAL EQUITY                     EQUITY-INCOME
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,217      94,909     119,434     100,383     143,543     139,841
 Withdrawals                                         (50,100)    (88,190)    (31,453)    (61,252)    (48,670)    (28,685)
 Outstanding units, beginning of period              168,023     161,304      73,323     248,776     153,903      42,747
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    185,140     168,023     161,304     287,907     248,776     153,903
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             17,983      22,352      33,038      95,653      78,040      51,432
 Withdrawals                                         (16,026)    (12,685)     (1,030)    (24,220)    (34,513)    (13,273)
 Outstanding units, beginning of period               46,252      36,585       4,577      89,358      45,831       7,672
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     48,209      46,252      36,585     160,791      89,358      45,831
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             35,395       4,498                 167,806      20,481
 Withdrawals                                          (6,929)       (725)                (22,709)     (1,718)
 Outstanding units, beginning of period                3,773           0                  18,763           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     32,239       3,773                 163,860      18,763
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0     100,000           0           0           0
 Withdrawals                                         100,000           0           0           0           0           0
 Outstanding units, beginning of period              100,000     100,000           0           0           0           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0     100,000     100,000           0           0           0
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                                  GROWTH                            OVERSEAS
                                                              FUND DIVISION                      FUND DIVISION
                                                    --------------------------------     -------------------------------

                                                      1996         1995        1994        1996        1995        1994
                                                    --------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                            141,831     181,296     202,047      86,129      97,609     116,391
 Withdrawals                                        (101,041)    (80,832)    (42,320)    (57,328)    (42,775)    (31,173)
 Outstanding units, beginning of period              326,247     225,783      66,056     173,970     119,136      33,918
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    367,037     326,247     225,783     202,771     173,970     119,136
                                                    ========     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            136,928      90,761      95,218      59,185      46,058      56,343
 Withdrawals                                         (38,737)    (60,661)    (19,705)    (18,099)    (24,367)     (9,246)
 Outstanding units, beginning of period              135,556     105,456      29,943      73,610      51,919       4,822
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    233,747     135,556     105,456     114,696      73,610      51,919
                                                    ========     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                            213,702      25,375                  59,253       9,829
 Withdrawals                                         (38,214)     (1,865)                (12,929)     (1,146)
 Outstanding units, beginning of period               23,510           0                   8,683           0
                                                    --------     -------                 -------     -------

 Outstanding units, end of period                    198,998      23,510                  55,007       8,683
                                                    ========     =======                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1996, and the period ended December 31, 1995:

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                       1996       1995<F*>     1996      1995<F*>      1996       1995<F*>
                                                      ------      --------    ------     --------     ------      --------
Variable Universal Life-95:
 Deposits                                              1,196         331      18,576       6,217       6,777         135
 Withdrawals                                             (80)         (4)     (3,225)       (237)       (976)         (9)
 Outstanding units, beginning of period                  327           0       5,980           0         126           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      1,443         327      21,331       5,980       5,927         126
                                                      ======       =====      ======       =====      ======         ===

Variable General Select Plus:
 Deposits                                              4,133       1,534      32,705       6,436       4,222           0
 Withdrawals                                          (1,450)         (6)     (2,369)       (115)        (92)          0
 Outstanding units, beginning of period                1,528           0       6,321           0           0           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      4,211       1,528      36,657       6,321       4,130           0
                                                      ======       =====      ======       =====      ======         ===

Variable Univeral Life-100:<F**>
 Deposits                                             17,799       3,044      41,415       6,662       6,746         890
 Withdrawals                                          (3,550)       (100)     (8,355)       (159)     (1,660)        (31)
 Outstanding units, beginning of period                2,944           0       6,503           0         859           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                     17,193       2,944      39,563       6,503       5,945         859
                                                      ======       =====      ======       =====      ======         ===

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements or Changes in Net Assets.

Variable Universal Life-95:
---------------------------

                                                              S & P 500 INDEX                        MONEY MARKET
                                                             FUND DIVISION<F*>                       FUND DIVISION
                                                  ------------------------------------   -------------------------------------
                                                     1996          1995         1994       1996         1995          1994
                                                  ----------   -----------   ---------   ---------   -----------   -----------
Total gross deposits                              $1,063,999   $   919,322   $ 712,059   $ 575,302   $ 2,001,421   $ 4,699,999
Transfers between fund divisions and
 General American                                    139,650       472,868      (7,433)   (728,445)   (1,597,558)   (3,475,334)
Surrenders and withdrawals                           (82,719)   (1,380,995)   (162,056)   (107,442)     (346,828)     (274,623)
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,120,930        11,195     542,570    (260,585)       57,035       950,042
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Deductions:
 Premium load charges                                 84,266        82,459      83,216      46,330       194,508       398,298
 Cost of insurance and administrative expenses       430,221       435,147     418,871     105,165       329,711       819,312
                                                  ----------   -----------   ---------   ---------   -----------   -----------

    Total deductions                                 514,487       517,606     502,087     151,495       524,219     1,217,610
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Net deposits into (withdrawals from)
 Separate Account                                 $  606,443   $  (506,411)  $  40,483   $(412,080)  $  (467,184)  $  (267,568)
                                                  ==========   ===========   =========   =========   ===========   ===========

<F*>This fund was formerly known as the Equity Index Fund.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)

Variable Universal Life-95:
---------------------------

                                                                BOND INDEX                           MANAGED EQUITY
                                                               FUND DIVISION                         FUND DIVISION
                                                  ------------------------------------   ---------------------------------
                                                     1996          1995        1994         1996       1995        1994
                                                  ----------   -----------   ---------   ---------   ---------   ---------
Total gross deposits                              $  321,458   $   421,967   $ 496,821   $ 395,649   $ 465,063   $ 552,307
Transfers between fund divisions and
 General American                                     20,627        62,346     (54,209)   (120,443)   (121,086)   (157,877)
Surrenders and withdrawals                          (171,083)   (1,586,477)    (64,076)    (83,215)   (647,675)   (144,799)
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                   171,002    (1,102,164)    378,536     191,991    (303,698)    249,631
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Deductions:
 Premium load charges                                 25,685        32,747      40,004      31,741      38,137      47,457
 Cost of insurance and administrative expenses       119,034       206,477     207,751     187,326     234,100     270,685
                                                  ----------   -----------   ---------   ---------   ---------   ---------

  Total deductions                                   144,719       239,224     247,755     219,067     272,237     318,142
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $   26,283   $(1,341,388)  $ 130,781   $ (27,076)  $(575,935)  $ (68,511)
                                                  ==========   ===========   =========   =========   =========   =========

                                                              (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                             ASSET ALLOCATION                   INTERNATIONAL EQUITY
                                                               FUND DIVISION                       FUND DIVISION
                                                  --------------------------------------  ---------------------------------
                                                     1996          1995          1994       1996        1995        1994
                                                  ----------   -----------   -----------  ---------   ---------   ---------
Total gross deposits                              $1,478,021   $ 1,361,239   $ 1,682,596  $ 657,882   $ 635,309   $ 608,033
Transfers between fund divisions and
 General American                                    (26,293)      (10,959)       83,984    132,812     302,360     246,711
Surrenders and withdrawals                          (117,682)   (1,175,619)     (186,438)  (102,036)    (45,598)    (44,700)
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,334,046       174,661     1,580,142    688,658     892,071     810,044
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Deductions:
 Premium load charges                                113,909       115,321       130,253     52,174      54,639      48,119
 Cost of insurance and administrative expenses       467,810       559,425       604,611    215,112     211,351     197,926
                                                  ----------   -----------   -----------  ---------   ---------   ---------

    Total deductions                                 581,719       674,746       734,864    267,286     265,990     246,045
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $  752,327   $  (500,085)  $   845,278  $ 421,372   $ 626,081   $ 563,999
                                                  ==========   ===========   ===========  =========   =========   =========

                                                                 (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                     SPECIAL EQUITY                          EQUITY-INCOME
                                                     FUND DIVISION                           FUND DIVISION
                                         --------------------------------------    --------------------------------------
                                             1996          1995         1994           1996         1995         1994
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits                     $   927,388    $  713,819  $   746,886    $ 1,399,658   $ 1,217,315  $   783,048
Transfers between fund
 divisions and General
 American                                   (325,567)     (319,339)     562,587         10,733       565,593      832,642
Surrenders and withdrawals                   (74,752)      (35,191)     (53,731)      (186,491)      (37,075)     (20,500)
Seed withdrawals <F*>                     (1,494,837)            0            0              0             0            0
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits, transfers,
 and surrenders between fund divisions      (967,768)      359,289    1,255,742      1,223,900     1,745,833    1,595,190
                                         -----------    ----------  -----------    -----------   -----------  -----------

Deductions:
 Premium load charges                         73,857        57,765       62,347        111,476       101,562       59,726
 Cost of insurance and administrative
  expenses                                   224,222       228,560      231,519        473,165       406,596      287,052
                                         -----------    ----------  -----------    -----------   -----------  -----------
  Total deductions                           298,079       286,325      293,866        584,641       508,158      346,778
                                         -----------    ----------  -----------    -----------   -----------  -----------
Net deposits into (withdrawals from)
 Separate Account                        $(1,265,847)   $   72,964  $   961,876    $   639,259   $ 1,237,675  $ 1,248,412
                                         ===========    ==========  ===========    ===========   ===========  ===========


<F*> Represents funds distributed to General American Life Insurance Company in repayment of seed money used to start the Special Equity Fund in 1993.

                                                                   (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                          GROWTH                                OVERSEAS
                                                      FUND DIVISION                           FUND DIVISION
                                         --------------------------------------   ---------------------------------------
                                             1996          1995        1994          1996            1995        1994
                                         ------------  -----------  -----------   -----------    -----------  -----------
Total gross deposits                     $ 2,077,054   $ 1,771,614  $ 1,291,793   $ 1,128,054    $   978,388  $   795,752
Transfers between fund divisions and
 General American                           (252,029)      348,401    1,055,928      (173,088)       156,839      677,421
Surrenders and withdrawals                  (286,745)      (61,341)     (16,988)     (163,405)       (33,911)      (5,052)
                                         -----------   -----------  -----------   -----------    -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions         1,438,280     2,058,674    2,330,733       791,561      1,101,316    1,468,121
                                         -----------   -----------  -----------   -----------    -----------  -----------
Deductions:
 Premium load charges                        165,735       145,300      104,397        89,820         79,076       65,305
 Cost of insurance and administrative
  expenses                                   610,838       588,684      439,902       289,700        317,551      278,619
                                         -----------   -----------  -----------   -----------    -----------  -----------
  Total deductions                           776,573       733,984      544,299       379,520        396,627      343,924
                                         -----------   -----------  -----------   -----------    -----------  -----------
Net deposits into Separate Account       $   661,707   $ 1,324,690  $ 1,786,434   $   412,041    $   704,689  $ 1,124,197
                                         ===========   ===========  ===========   ===========    ===========  ===========

                                                                    (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable Universal Life-95:
--------------------------

                                                   ASSET MANAGER          HIGH INCOME       GOLD & NATURAL RESOURCES
                                                   FUND DIVISION         FUND DIVISION           FUND DIVISION
                                               --------------------   --------------------  ------------------------
                                                1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                               -------     --------   --------     -------     -------     -------
Total gross deposits                           $ 3,210      $   24    $ 47,325     $ 6,373     $ 7,990     $ 1,007
Transfers between fund
 divisions and General American                 10,046       3,317     146,648      59,489      63,119         387
                                               -------      ------    --------     -------     -------     -------
Total gross deposits, transfers,
 and surrenders between fund
 divisions                                      13,256       3,341     193,973      65,862      71,109       1,394
                                               -------      ------    --------     -------     -------     -------

Deductions:
 Premium load charges                              248           3       3,747         499         595          81
 Cost of insurance and administrative expenses     896          39      16,948       2,512       3,272          87
                                               -------      ------    --------     -------     -------     -------

    Total deductions                             1,144          42      20,695       3,011       3,867         168
                                               -------      ------    --------     -------     -------     -------

Net deposits into  Separate Account            $12,112      $3,299    $173,278     $62,851     $67,242     $ 1,226
                                               =======      ======    ========     =======     =======     =======

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
    began operations on July 19, May 24, and August 9, 1995, respectively.
                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       S & P 500 INDEX                       MONEY MARKET
                                                      FUND DIVISION<F*>                      FUND DIVISION
                                            ----------------------------------   ----------------------------------------

                                               1996         1995        1994         1996          1995          1994
                                            ----------    --------    --------   ------------   -----------   -----------
Total gross deposits                        $  475,955    $ 47,504    $453,179   $ 18,203,638   $ 3,333,097   $ 2,408,387
Transfers between fund divisions
 and General American                        5,512,487     182,278     116,566    (13,115,248)   (1,350,435)   (1,573,558)
Surrenders and withdrawals                     (28,210)    (15,259)     (1,470)       (15,934)      (10,440)            0
                                            ----------    --------    --------   ------------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions           5,960,232     214,523     568,275      5,072,456     1,972,222       834,829
                                            ----------    --------    --------   ------------   -----------   -----------

Deductions:
 Premium load charges                           35,750      11,884      15,406      1,315,430       232,745       181,024
 Cost of insurance and administrative
  expenses                                      63,207      21,050      21,681        126,052        88,973       208,976
                                            ----------    --------    --------   ------------   -----------   -----------

  Total deductions                              98,957      32,934      37,087      1,441,482       321,718       390,000
                                            ----------    --------    --------   ------------   -----------   -----------

Net deposits into Separate Account          $5,861,275    $181,589    $531,188   $  3,630,974   $ 1,650,504   $   444,829
                                            ==========    ========    ========   ============   ===========   ===========

<F*> This fund was formerly known as the Equity Index Fund.
                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable General Select Plus:
-----------------------------

                                                         BOND INDEX                       MANAGED EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ---------------------------------    ---------------------------------

                                               1996         1995        1994       1996         1995        1994
                                            ----------    --------    -------    --------     -------      -------
Total gross deposits                        $   68,383    $  9,129    $ 2,394    $131,764     $ 9,302      $ 3,900
Transfers between fund divisions
 and General American                        4,780,139      57,441     10,690     170,404      60,563        9,776
Surrenders and withdrawals                      (5,060)    (12,416)         0           0           0            0
                                            ----------    --------    -------    --------     -------      -------

Total gross deposits, transfers, and
 surrenders between fund divisions           4,843,462      54,154     13,084     302,168      69,865       13,676
                                            ----------    --------    -------    --------     -------      -------

Deductions:
 Premium load charges                            5,137         614        152       9,560         645          226
 Cost of insurance and administrative
  expenses                                      16,027       1,862        484      11,739       1,602          654
                                            ----------    --------    -------    --------     -------      -------

  Total deductions                              21,164       2,476        636      21,299       2,247          880
                                            ----------    --------    -------    --------     -------      -------

Net deposits into Separate Account          $4,822,298    $ 51,678    $12,448    $280,869     $67,618      $12,796
                                            ==========    ========    =======    ========     =======      =======

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                      ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------   ---------------------------------

                                                1996       1995        1994         1996        1995        1994
                                              --------   ---------   ---------    --------    --------    --------
Total gross deposits                          $170,662   $ (34,323)  $  48,281    $181,044    $ 76,251    $ 92,237
Transfers between fund divisions
 and General American                          (27,308)   (131,408)   (183,023)     32,353      76,707     141,207
Surrenders and withdrawals                     (26,276)    (10,179)    (22,704)    (10,048)     (4,465)       (489)
                                              --------   ---------   ---------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions             117,078    (175,910)   (157,446)    203,349     148,493     232,955
                                              --------   ---------   ---------    --------    --------    --------

Deductions:
 Premium load charges                           12,611       6,512       1,704      13,690       7,697       6,884
 Cost of insurance and administrative
  expenses                                      52,342      39,594      37,096      23,940      16,684      14,570
                                              --------   ---------   ---------    --------    --------    --------

  Total deductions                              64,953      46,106      38,800      37,630      24,381      21,454
                                              --------   ---------   ---------    --------    --------    --------

Net deposits into (withdrawals from)
 Separate Account                             $ 52,125   $(222,016)  $(196,246)   $165,719    $124,112    $211,501
                                              ========   =========   =========    ========    ========    ========

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       SPECIAL EQUITY                     EQUITY-INCOME
                                                       FUND DIVISION                      FUND DIVISION
                                              --------------------------------  ----------------------------------

                                                1996        1995        1994       1996         1995        1994
                                              --------    --------    --------  ----------    --------    --------
Total gross deposits                          $191,049    $ 81,787    $206,659  $  673,157    $285,714    $170,100
Transfers between fund divisions
 and General American                          (58,467)     76,580     181,915     638,476     446,973     312,672
Surrenders and withdrawals                     (52,717)    (11,584)     (1,182)    (10,403)    (62,763)          0
                                              --------    --------    --------  ----------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions              79,865     146,783     387,392   1,301,230     669,924     482,772
                                              --------    --------    --------  ----------    --------    --------

Deductions:
 Premium load charges                           13,676      12,214      15,456      53,024      20,534      12,452
 Cost of insurance and administrative
  expenses                                      26,565      21,651      24,374     112,967      58,881      32,594
                                              --------    --------    --------  ----------    --------    --------

  Total deductions                              40,241      33,865      39,830     165,991      79,415      45,046
                                              --------    --------    --------  ----------    --------    --------

Net deposits into Separate Account            $ 39,624    $112,918    $347,562  $1,135,239    $590,509    $437,726
                                              ========    ========    ========  ==========    ========    ========

                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          GROWTH                            OVERSEAS
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------    --------------------------------

                                               1996        1995         1994        1996        1995        1994
                                            ----------   ---------    --------    --------    --------    --------
Total gross deposits                        $  899,999   $ 392,035    $372,501    $385,284    $154,142    $191,494
Transfers between fund divisions
 and General American                          888,367     225,243     514,277     271,694     200,230     399,196
Surrenders and withdrawals                     (48,837)   (161,933)     (1,272)    (45,712)    (55,346)       (583)
                                            ----------   ---------    --------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions           1,739,529     455,345     885,506     611,266     299,026     590,107
                                            ----------   ---------    --------    --------    --------    --------

Deductions:
 Premium load charges                           69,694      34,454      27,464      29,621      13,147      14,571
 Cost of insurance and administrative
  expenses                                     136,072      82,849      56,403      46,151      31,516      27,352
                                            ----------   ---------    --------    --------    --------    --------

  Total deductions                             205,766     117,303      83,867      75,772      44,663      41,923
                                            ----------   ---------    --------    --------    --------    --------

Net deposits into Separate Account          $1,533,763   $ 338,042    $801,639    $535,494    $254,363    $548,184
                                            ==========   =========    ========    ========    ========    ========

                                                                    (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                        1996      1995<F*>     1996      1995<F*>      1996        1995<F*>
                                                      --------   ---------   --------   ---------    --------     ---------
Total gross deposits                                  $  8,754   $     255   $ 91,307   $     603    $  1,869     $       0
Transfers between fund divisions
 and General American                                   26,425      15,583    278,491      68,178      45,785             0
Surrenders and withdrawals                              (2,067)          0          0           0           0             0
                                                      --------   ---------   --------   ---------    --------     ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                      33,112      15,838    369,798      68,781      47,654             0
                                                      --------   ---------   --------   ---------    --------     ---------

Deductions:
 Premium load charges                                      670          10      7,156          37         175             0
 Cost of insurance and administrative expenses           1,631          56     12,823       1,198       1,041             0
                                                      --------   ---------   --------   ---------    --------     ---------

  Total deductions                                       2,301          66     19,979       1,235       1,216             0
                                                      --------   ---------   --------   ---------    --------     ---------

Net deposits into Separate Account                    $ 30,811   $  15,772   $349,819   $  67,546    $ 46,438     $       0
                                                      ========   =========   ========   =========    ========     =========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.

                                                                                                                (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------


                                                         S & P 500 INDEX            MONEY MARKET                BOND INDEX
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   606,419  $   16,519   $ 7,989,872  $ 2,385,983   $    58,468  $     2,634
Transfers between fund divisions
 and General American                                  1,285,071     172,340    (6,898,282)  (1,031,031)      257,285       16,903
Surrenders and withdrawals                               (12,850)          0          (242)           0        (2,419)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                     1,878,640     188,859     1,091,348    1,354,952       313,334       19,537
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                     20,294         458       250,193       73,630         1,906           79
 Cost of insurance and administrative expenses           258,742       9,056       502,668      124,621        31,767          862
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                       279,036       9,514       752,861      198,251        33,673          941
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $ 1,599,604  $  179,345   $   338,487  $ 1,156,701   $   279,661  $    18,596
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                                          MANAGED EQUITY           ASSET ALLOCATION         INTERNATIONAL EQUITY
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   102,809  $    1,658   $    91,429  $       926   $   202,195  $    20,494
Transfers between fund divisions
 and General American                                    120,203      21,497       233,391       12,569       315,663       27,674
Surrenders and withdrawals                                  (413)          0          (906)           0        (2,005)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                       222,599      23,155       323,914       13,495       515,853       48,168
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                      3,442          48         3,162           30         6,724          656
 Cost of insurance and administrative expenses            36,945       2,150        38,520          488        79,260        8,108
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                        40,387       2,198        41,682          518        85,984        8,764
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $   182,212  $   20,957   $   282,232  $    12,977   $   429,869  $    39,404
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                             SPECIAL EQUITY         EQUITY-INCOME              GROWTH                OVERSEAS
                                             FUND DIVISION          FUND DIVISION           FUND DIVISION          FUND DIVISION
                                         -------------------  ----------------------  ----------------------  --------------------
                                            1996      1995        1996        1995        1996        1995       1996       1995
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------
Total gross deposits                     $ 232,270  $ 18,525  $   914,095  $  44,385  $ 1,361,304  $  50,500  $ 373,593  $  25,338
Transfers between fund divisions
 and General American                      228,709    34,407    1,521,792    219,488    1,759,062    304,735    307,488     82,196
Surrenders and withdrawals                  (5,591)        0       (7,812)         0      (38,619)         0    (13,206)         0
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Total gross deposits, transfers, and
 surrenders between fund divisions         455,388    52,932    2,428,075    263,873    3,081,747    355,235    667,875    107,534
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Deductions:
 Premium load charges                        7,772       598       29,267      1,400       44,819      1,424     11,611        762
 Cost of insurance and administrative
   expenses                                 82,326     8,384      303,902     21,879      472,178     25,541    112,510     12,165
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

  Total deductions                          90,098     8,982      333,169     23,279      516,997     26,965    124,121     12,927
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Net deposits into  Separate Account      $ 365,290  $ 43,950  $ 2,094,906  $ 240,594  $ 2,564,750  $ 328,270  $ 543,754  $  94,607
                                         =========  ========  ===========  =========  ===========  =========  =========  =========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F**>
---------------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                         1996     1995<F*>      1996     1995<F*>      1996        1995<F*>
                                                      ---------   --------   ---------   --------    --------      --------
Total gross deposits                                  $  50,502   $    964   $ 158,842   $  5,221    $ 22,003      $    193
Transfers between fund divisions
 and General American                                   137,452     30,404     297,097     65,982      53,910         8,300
Surrenders and withdrawals                               (2,165)         0     (11,551)         0      (5,154)            0
                                                      ---------   --------   ---------   --------    --------      --------

Total gross deposits, transfers, and
 surrenders between fund divisions                      185,789     31,368     444,388     71,203      70,759         8,493
                                                      ---------   --------   ---------   --------    --------      --------

Deductions:
 Premium load charges                                     1,674         28       4,982        174         712             8
 Cost of insurance and administrative expenses           24,175      1,033      57,557      1,693      13,421           297
                                                      ---------   --------   ---------   --------    --------      --------

  Total deductions                                       25,849      1,061      62,539      1,867      14,133           305
                                                      ---------   --------   ---------   --------    --------      --------

Net deposits into Separate Account                    $ 159,940   $ 30,307   $ 381,849   $ 69,336    $ 56,626      $  8,188
                                                      =========   ========   =========   ========    ========      ========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.


LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

Independent Auditors' Report

The Board of Directors and Policyholders
General American Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, policyholders' surplus, and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their consolidated operations and their consolidated cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.
  As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts in 1996.

                                         /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
March 5, 1997

                   [PHOTO]

                   [PHOTO]

Consolidated Balance Sheets
(in thousands)

                                                                               As of December 31

Assets                                                                 1996             1995
--------------------------------------------------
Fixed maturities:
    Available-for-sale, at fair value                          $  6,758,309        5,621,482
Mortgage loans, net                                               2,273,627        1,709,115
Real estate, net                                                    203,767          210,170
Equity securities, at fair value                                     20,905           17,087
Policy loans                                                      1,917,861        1,707,237
Short-term investments                                               55,594           36,141
Other invested assets                                               183,612          150,885
                                                               ------------       ----------
             Total investments                                   11,413,675        9,452,117
Cash and cash equivalents                                           142,724          144,897
Accrued investment income                                           148,419          132,144
Reinsurance recoverables                                          3,515,640        3,104,931
Deferred policy acquisition costs                                   652,251          526,939
Other assets                                                        406,943          383,975
Separate account assets                                           2,833,258        2,182,101
                                                               ------------       ----------
             Total assets                                      $ 19,112,910       15,927,104
                                                               ============       ==========


Liabilities and Policyholders' Surplus
-------------------------------------------------
Policy and contract liabilities:
    Future policy benefits                                     $  4,238,033        3,907,522
    Policyholder account balances:
        Universal life                                            1,419,184        1,198,298
        Annuities                                                 4,300,070        4,314,642
    Pension funds                                                 3,306,351        1,798,514
    Policy and contract claims                                      352,433          337,781
    Dividends payable to policyholders                              103,019           90,323
                                                               ------------       ----------
             Total policy and contract liabilities               13,719,090       11,647,080
Amounts payable to reinsurers                                       393,657          149,735
Notes payable                                                       295,614          208,118
Other liabilities and accrued expenses                              670,109          581,416
Deferred tax liability                                               43,277           50,391
Separate account liabilities                                      2,810,907        2,168,933
                                                               ------------       ----------
             Total liabilities                                   17,932,654       14,805,673
Minority interests                                                  182,469          164,348
Policyholders' surplus:
    Unassigned funds                                                983,222          893,887
    Foreign currency translation adjustments                       (35,802)         (34,259)
    Unrealized gain on investments, net of taxes                     50,367           97,455
                                                               ------------       ----------
             Total policyholders' surplus                           997,787          957,083
                                                               ------------       ----------
             Total liabilities and policyholders' surplus      $ 19,112,910       15,927,104
                                                               ============       ==========
See accompanying notes to consolidated financial statements.

Consolidated Statements of Operations
(in thousands)

                                                                                        Years ended December 31

Revenues                                                            1996             1995              1994
-------------------------------------------------
Insurance premiums and other considerations                 $  1,623,228        1,498,013         1,597,814
Net investment income                                            790,897          669,443           551,471
Ceded commissions                                                 27,538           14,908            31,208
Other income                                                     274,277          176,662           150,305
Net realized investment gains (losses)                            24,531          280,756          (50,066)
                                                            ------------        ---------         ---------
             Total revenues                                    2,740,471        2,639,782         2,280,732

Benefits and Expenses
-------------------------------------------------
Policy benefits                                                  934,369          831,811           955,683
Interest credited to policyholder account balances               301,678          227,512           167,625
                                                            ------------        ---------         ---------
             Total policyholder benefits                       1,236,047        1,059,323         1,123,308

Dividends to policyholders                                       171,904          264,658           141,546
Policy acquisition costs                                         143,094          138,811           105,288
Other insurance and operating expenses                         1,026,412          790,266           808,317
                                                            ------------        ---------         ---------

             Total benefits and expenses                       2,577,457        2,253,058         2,178,459
                                                            ------------        ---------         ---------
             Income before provision for income taxes
               and minority interest                             163,014          386,724           102,273
                                                            ------------        ---------         ---------

Provision for income taxes:
    Current                                                       45,902          115,769            61,508
    Deferred                                                      13,992           29,411           (8,839)
                                                            ------------        ---------         ---------
             Total provision for income taxes                     59,894          145,180            52,669
                                                            ------------        ---------         ---------
             Income before minority interest                     103,120          241,544            49,604

Minority interest in earnings of consolidated
  subsidiaries                                                  (19,888)         (17,512)          (21,732)
                                                            ------------        ---------         ---------
             Net income                                     $     83,232          224,032            27,872
                                                            ============        =========         =========


See accompanying notes to consolidated financial statements.

Consolidated Statements of Policyholders' Surplus
(in thousands)

                                                                                              Years ended December 31
                                                                        Foreign          Unrealized
                                                                        currency       gain (loss) on     Total
                                                       Unassigned     translation       investments,   policyholders'
                                                         funds        adjustments       net of taxes       surplus
                                                       ---------------------------------------------------------------
Balance at December 31, 1993                           $  641,315        (36,219)            (356)          604,740
Implementation of SFAS No. 115                                                              79,152           79,152
Net income                                                 27,872                                            27,872
Foreign currency translation adjustments                                  (3,948)                           (3,948)
Change in unrealized gain (loss) on
  investments, net of tax                                                                (144,205)        (144,205)
Other, net                                                (2,468)                                           (2,468)
                                                       ----------------------------------------------------------------
Balance at December 31, 1994                              666,719        (40,167)         (65,409)          561,143
Net income                                                224,032                                           224,032
Foreign currency translation adjustments                                    5,908                             5,908
Change in unrealized gain (loss) on
   investments, net of tax                                                                 162,864          162,864
Other, net                                                  3,136                                             3,136
                                                       ---------------------------------------------------------------
Balance at December 31, 1995                              893,887        (34,259)           97,455          957,083
Net income                                                 83,232                                            83,232
Foreign currency translation adjustments                                  (1,543)                           (1,543)
Change in unrealized gain (loss) on
   investments, net on tax                                                                (47,088)         (47,088)
Other, net                                                  6,103                                             6,103
                                                       ---------------------------------------------------------------
Balance at December 31, 1996                           $  983,222        (35,802)           50,367          997,787
                                                       ===============================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Cash Flows
(in thousands)


                                                                                        Years ended December 31

Cash flows from operating activities                             1996              1995              1994
-------------------------------------------------
Net income                                                $    83,232           224,032            27,872
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
    Change in:
       Accrued investment income                             (16,275)          (22,202)          (25,489)
       Reinsurance recoverables                             (410,709)           262,054          (92,099)
       Deferred policy acquisition costs                     (87,249)          (23,141)          (47,268)
       Other assets                                          (16,248)          (67,650)             8,401
       Future policy benefits                                 330,511           399,261           466,069
       Policy and contract claims                              14,652            74,173            54,108
       Other liabilities and accrued expenses                 315,667           184,756         (222,015)
       Deferred income taxes                                   14,505            29,411           (8,839)
    Policyholder considerations                             (144,748)         (140,475)         (113,557)
    Interest credited to policyholder account balances        301,678           227,512           167,625
    Amortization and depreciation                              28,375            19,196            19,116
    Net realized investment (gains) losses                   (24,531)         (280,756)            50,066
    Other, net                                               (14,554)             2,488            12,527
                                                          -----------       -----------      -----------

Net cash provided by operating activities                     374,306           888,659          296,517
                                                          -----------       -----------      -----------

Cash flows from investing activities
-------------------------------------------------
Proceeds from investments sold or redeemed:
    Fixed maturities available-for-sale                     1,822,169         1,482,122          816,952
    Mortgage loans                                            182,650           206,520          135,503
    Equity securities                                          13,427           468,143           38,868
    Short-term and other invested assets                       84,748           414,102           59,429
Cost of investments purchased in:
    Fixed maturities available-for-sale                   (3,428,943)       (3,010,016)      (1,245,700)
    Fixed maturities held-to-maturity                               -           (3,068)         (45,263)
    Equity securities                                        (39,553)          (89,062)         (16,822)
    Short-term and other invested assets                     (97,426)          (16,471)         (17,316)
Mortgage loan originations                                  (593,438)         (431,043)        (309,433)
Maturity of fixed maturities held-to-maturity                       -             6,365            9,002
Maturity of fixed maturities available-for-sale               225,087            75,518           62,716
Increase in policy loans, net                               (210,624)         (211,526)        (168,547)
Investments in subsidiaries                                   (4,807)         (126,363)                -
                                                          -----------       -----------      -----------

Net cash used in investing activities                     (2,046,710)       (1,234,779)        (680,611)
                                                          -----------       -----------      -----------

Cash flows from financing activities
-------------------------------------------------

Net deposits                                                1,558,153           259,695          445,279
Issuance of debt                                              106,903           100,219          107,000
Repayment of debt                                            (19,497)           (4,800)         (37,285)
Dividends                                                     (1,832)           (4,376)          (4,124)
Other, net                                                     26,770            17,498           21,563
                                                          -----------       -----------      -----------

Net cash provided by financing activities                   1,670,497           368,236          532,433
                                                          -----------       -----------      -----------

Effect of exchange rate changes                                 (266)             5,908          (7,922)
                                                          -----------       -----------      -----------
Net increase (decrease) in cash and cash equivalents          (2,173)            28,024          140,417
Cash and cash equivalents at beginning of year                144,897           116,873         (23,544)
                                                          -----------       -----------      -----------

Cash and cash equivalents at end of year                  $   142,724           144,897          116,873
                                                          ===========       ===========      ===========

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements


(1) Basis of Presentation and Summary of Significant Accounting Policies

General American Life Insurance Company (General American or the Company) is a mutual life insurance company originally incorporated as a stock life insurance company under the laws of Missouri in 1933, which began operations as a mutual company in 1936. The consolidated financial statements include the assets, liabilities, and results of operations of General American and its wholly owned subsidiaries, General American Holding Company, a non-insurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company and its 63 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company. All significant intercompany balances and transactions have been eliminated.

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. General American distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. General American (including its subsidiaries) is licensed to do business in all fifty states, twelve Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, and Latin America.

In January 1996, General American and Security Mutual Life Insurance Company (a New York mutual company) entered into a strategic alliance agreement to market life insurance products more efficiently and to achieve long-term growth objectives. The agreement includes sharing expertise such as consulting services, technology sharing, and investment advisory services.

The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, as well as certain investments.

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises. This interpretation requires mutual life insurance enterprises which have traditionally issued statutory based financial statements that have been reported to be in conformity with GAAP, to apply all authoritative accounting pronouncements in preparing those statements, effective for periods beginning after December 31, 1994. In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120 (SFAS 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts, and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 95-1 (SOP 95-1), Accounting for Certain Insurance Activities of Mutual Life Enterprises, which together define the GAAP model for mutual life insurance enterprises. These pronouncements define the enterprises and method of accounting for certain participating life insurance contracts of mutual and stock life insurance companies that meet the criteria defined in SOP 95-1. SFAS 120 also deferred implementation of Interpretation No. 40 to be concurrent with implementation of SFAS 120. SFAS 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of initially applying this new accounting model has been reported retroactively through restatement of all periods presented. The cumulative effect was recorded effective January 1, 1993.

The significant accounting policies of the Company are as follows:

Recognition of Policy Revenue and Related Expenses

For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of the universal life type contracts through amortization of deferred policy acquisition costs in relation to the present value of estimated gross profits from mortality, interest, surrender, and expense charges.

Invested Assets

Fixed Maturity and Equity Securities: Investment securities are accounted for in accordance with SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. SFAS 115 requires debt and equity securities to be classified into categories of available-for-sale, trading securities, or held-to-maturity depending on an entity's ability and positive intent to hold a security to maturity. Fixed maturities held-to-maturity, including mortgage-backed and asset-backed securities, are reported at amortized cost and are classified as such based on the Company's ability and positive intent to hold such securities to maturity. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Effective December 31, 1995, the Company reclassified the entire portfolio of fixed maturities held-to-maturity to available-for-sale in accordance with the FASB's Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, which was issued during November 1995. This reclassification gives the Company an added measure of flexibility in managing credit quality in coordination with appropriate asset/liability matching. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. Unrealized gains and losses are recorded, net of related income tax effects, in a separate component of policyholders' surplus.

Mortgage Loans: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances.
The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition or settlement of mortgage loans and on mortgage loans which management believes will not be collectible in full. It is the Company's policy to discontinue the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

Policy Loans, Real Estate and Other Invested Assets: Policy loans are carried at an unpaid principal balance and are generally secured. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost plus capital additions, net of writedowns for other than temporary declines in fair value and net of encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value less estimated selling costs. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $53.0 million and $55.2 million at December 31, 1996 and 1995, respectively. Direct valuation allowances amounted to $15.7 million and $25.4 million at December 31, 1996 and 1995, respectively. Other invested assets are recorded at amortized cost less allowances for other than temporary declines in value.

Short-term Investments: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than a year, are carried at amortized cost, which approximates fair value.

Invested Asset Impairment and Valuation Allowances: Invested assets are considered impaired when General American determines that collection of all amounts due under the contractual terms is doubtful. General American adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, General American has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in net investment income.

Cash and Cash Equivalents: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

Investment Income

Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

Policy and Contract Liabilities

For traditional life insurance policies, future policy benefits and dividend liabilities are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and General American's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established by taking the pro rata portion of the following policy year dividend earned but unpaid. When the liabilities less unamortized acquisition expenses are insufficient to provide for future policy benefits and expenses under best estimate assumptions, the unrecoverable deferred policy acquisition costs are written off and, if necessary, an additional reserve established.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned.

Weighted average interest crediting rates were as follows:

                                1996                     1995               1994
Universal life             6.00-7.56 %              6.00-7.87 %        6.00-7.36 %
Annuities                  5.70-6.00 %              5.69-6.29 %             5.87 %

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

Policy and Contract Claims

General American establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of unreported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future estimated gross profits of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross margins arising from estimates of mortality, interest, expense, and surrender experience.

The average rates of assumed interest used in estimated gross margins were as follows:

                                1996                       1995                     1994
Participating life              8.70 %                     7.81 %                   6.80 %
Universal life             6.00-8.20 %                6.00-7.56 %              7.45-7.75 %
Annuities                       7.83 %                     8.04 %                   7.31 %

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Under SFAS 115, deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on securities.

Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $.1 million and $2.5 million depending on the entity writing the policy.

Reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

Federal Income Taxes

General American and certain of its U.S. subsidiaries file a consolidated federal income tax return. In order to consolidate, General American must possess both 80 percent of the total voting power and 80 percent of the value of the stock of the subsidiary. Further, even if it meets the 80 percent test, any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados also files a U.S. tax return. The Company's Canadian, Argentine, Australian, Chilean, Mexican, and Spanish subsidiaries are taxed under applicable local statutes.

The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates.

Separate Account Business

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contract holders. The Company charges the separate accounts for risks it assumes in issuing a contract and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate accounts (seed money) is carried at its fair value in the separate account, and amounted to $22.3 million and $13.2 million at December 31, 1996, and 1995, respectively.

Fair Value of Financial Instruments

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

Investment securities: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. Prepayments are assumed to occur at the same rate as in previous periods when interest rates were at levels similar to current levels. The fair values of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage loans are estimated using discounted cash flow analyses and using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Real estate: The fair value of real estate is based on market values for comparable local real estate.

Policy loans: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with yield tied to a stated return.

Policyholder account balances on investment type contracts: Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

Short-term investments and cash and cash equivalents: The carrying amount is considered a reasonable estimate of fair value.

Notes payable: The fair value of notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

(2) Acquisitions and Divestitures

On June 1, 1995, the Company acquired Xerox Life Insurance Companies, now known as Cova Corporation (Cova). At acquisition, Cova had total assets of approximately $635.6 million. The purchase price of approximately $107.7 million was funded from the Company's operations.

Effective July 31, 1995, the Company entered into a merger arrangement with Conning Corporation and Subsidiaries (Conning), an investment management firm, whereby the Company acquired Conning and subsequently contributed Conning and General American Investment Management Company, a wholly owned subsidiary, to form Conning Asset Management Company (CAM). At acquisition, Conning had total assets of approximately $16.0 million. The purchase price consisted of approximately $13.0 million in cash (from the Company's operations) and 3.2 million shares of CAM convertible redeemable preferred stock, with fair value of approximately $17.0 million.

These transactions were accounted for using the purchase method of accounting. The results of operations of the acquired entities are included in the consolidated financial statements subsequent to the respective acquisition dates. The excess of cost over fair value of net assets acquired amounted to approximately $56.6 million and $23.1 million for Cova and Conning, respectively, and is being amortized over approximately 20 years.

On January 3, 1995, the Company sold its 72 percent ownership in GenCare Health Systems, Inc. to United HealthCare Corporation. Proceeds received net of expenses were $365.0 million and the net realized gain on sale was $170.2 million.

(3) Investments

Fixed maturities and equity securities
The amortized cost and estimated fair value of fixed maturity and equity securities at December 31, 1996 and 1995 are as follows (in thousands):

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    28,980            368           (151)           29,197
Government agency obligations                              343,945         41,324           (970)          384,299
Corporate securities                                     4,071,775        158,361        (39,623)        4,190,513
Mortgage-backed securities                               1,949,717         18,927        (14,386)        1,954,258
Asset-backed securities                                    198,934          1,599           (491)          200,042
                                                       -----------------------------------------------------------
Total fixed maturities
  available-for-sale                                   $ 6,593,351        220,579        (55,621)        6,758,309
                                                       ===========================================================

Equity securities                                      $    21,460          1,137         (1,692)           20,905
                                                       ===========================================================

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    37,216          1,089            (12)           38,293
Government agency obligations                              444,936         39,406         (1,151)          483,191
Corporate securities                                     3,500,376        252,109        (18,477)        3,734,008
Mortgage-backed securities                               1,213,081         34,343         (2,071)        1,245,353
Asset-backed securities                                    118,004          2,660            (27)          120,637
                                                       -----------------------------------------------------------

Total fixed maturities
  available-for-sale                                   $ 5,313,613        329,607        (21,738)        5,621,482
                                                       ===========================================================

Equity securities                                      $    14,239          5,190         (2,342)           17,087
                                                       ===========================================================

General American manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1996, General American held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 10 percent of policyholders' surplus.

The carrying value of the Company's investments in principal-only securities and interest-only securities totaled approximately $7.4 million and $14.9 million or approximately .05 percent and .1 percent of total invested assets at December 31, 1996 and 1995, respectively.

The amortized cost and estimated fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                         Amortized           fair
                                                           cost             value

Due in one year or less                                $    67,398           68,130
Due after one year through five years                      937,312          953,122
Due after five years through ten years                   1,664,499        1,683,183
Due after ten years through twenty years                 1,974,425        2,099,616
Mortgage-backed securities                               1,949,717        1,954,258
                                                       ----------------------------
Total                                                  $ 6,593,351        6,758,309
                                                       ============================

The sources of net investment income follow (in thousands):



                                                              1996           1995           1994

Fixed maturities                                        $  471,038        373,564        299,096
Mortgage loans                                             171,781        143,047        139,392
Real estate                                                 39,062         37,108         41,498
Equity securities                                              755            622            544
Policy loans                                               133,511        127,920        104,437
Short-term investments                                      13,979         26,920         10,059
Other                                                        9,705          (369)          1,019
                                                        ----------------------------------------
Investment revenue                                         839,831        708,812        596,045
Investment expenses                                       (48,934)       (39,369)       (44,574)
                                                        ----------------------------------------

Net investment income                                   $  790,897        669,443        551,471
                                                        ========================================

Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                              1996           1995            1994
Fixed maturities:
  Realized gains                                        $   27,928         30,139          14,304
  Realized losses                                         (10,398)        (9,000)        (29,761)

Equity securities:
  Realized gains                                             6,146        306,142           5,649
  Realized losses                                            (288)        (5,259)         (2,282)

Other investments, net                                       1,143       (41,266)        (37,976)
                                                        -----------------------------------------
Net realized investment gains (losses)                  $   24,531        280,756        (50,066)
                                                        =========================================

A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows
(in thousands):

                                                              1996             1995
Unrealized appreciation (depreciation):
  Fixed maturities available-for-sale                  $   164,957          308,203
  Equity securities and short-term investments                 605              (8)
  Deferred policy acquisition costs                       (70,038)        (130,091)
Effect on present value of future profits                    1,986          (7,021)
Deferred income taxes                                     (36,705)         (61,414)
Minority interest, net of taxes                           (10,438)         (12,214)
                                                       ----------------------------
Net unrealized appreciation                            $    50,367           97,455
                                                       ============================

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $278.6 million and $202.2 million at December 31, 1996, and 1995, respectively.

Mortgage loans
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 80 percent or less. The Company monitors creditworthiness of the borrowers by using controls that include credit approvals, limits, and other monitoring mechanisms. The Company minimizes risk through geographic and property type diversification. The Company's mortgage loans were distributed as follows (in thousands):

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Arizona                                    $   185,575         8.0 %    $   113,555         6.5 %
California                                     378,376        16.4          281,191        16.1
Colorado                                       226,531         9.8          212,295        12.1
Florida                                        193,570         8.4          189,967        10.8
Georgia                                        141,442         6.1           58,448         3.3
Illinois                                       183,883         8.0          162,072         9.3
Maryland                                        99,944         4.3           85,057         4.9
Missouri                                       102,111         4.4           85,669         4.9
Texas                                          225,697         9.8          156,528         8.9
Virginia                                        92,663         4.0           82,705         4.7
Other                                          481,546        20.8          323,448        18.5
                                           ------------------------------------------------------
Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------
Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Property Type
Apartment                                  $   131,352         5.7 %    $    96,209         5.5 %
Retail                                         966,298        41.8          681,740        38.9
Office building                                641,204        27.7          487,763        27.9
Industrial                                     479,755        20.8          416,354        23.8
Other commercial                                92,729         4.0           68,869         3.9
                                           ------------------------------------------------------

Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------

Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

SFAS 114, Accounting by Creditors for Impairment of a Loan, which was amended by SFAS 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures, requires that an impaired loan be measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral. General American adopted these standards as of January 1, 1995, with no material impact.

Mortgage loans which have been non-income producing for the preceding twelve months were $5.1 million and $25.8 million at December 31, 1996 and 1995, respectively. At December 31, 1996 and 1995, the recorded investment in mortgage loans that were considered impaired under SFAS 114 was $86.5 million and $129.3 million, respectively, with related allowances for credit losses of $8.0 million and $16.9 million, respectively. The average recorded investment in impaired loans during 1996 and 1995 was $107.9 million and $174.9 million, respectively. For the years ended December 31, 1996 and 1995, the Company recognized $6.6 million and $11.9 million, respectively, of interest income on those impaired loans, which included $6.7 million and $12.0 million, respectively, of interest income recognized using the cash basis method of income recognition.

The Company has outstanding mortgage loan commitments as of December 31, 1996 totalling $227.0 million. During 1995, the Company entered into an agreement whereby approximately $109.8 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. In conjunction with this transaction, the Company entered into futures positions to hedge against interest rate risk. The sale of these mortgage loans resulted in a net loss of approximately $.4 million. In addition, the close-out of the futures positions related to this transaction resulted in a net loss of approximately $6.4 million.

Derivatives
The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes. The Company is sensitive to interest rate changes, as its liabilities may reprice or mature before interest-earning assets. The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1996, the Company has eight outstanding interest rate swap agreements which expire at various dates through 2026. Under four of the agreements, the Company receives a fixed rate ranging from 5.8 percent to 6.9 percent on $15.4 million and pays a floating rate based on the London Interbank Offered Rate (LIBOR).

Under the remaining four agreements, the Company receives a floating rate based on LIBOR on $25.0 million and pays a fixed rate ranging from 6.5 percent to 8.3 percent. The estimated fair value of the agreements was a net loss of approximately $2.0 million, which is not recognized in the accompanying consolidated balance sheet. At December 31, 1995 the Company's exposure to derivative financial instruments was not material.

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies.

(4) Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                                     1996                             1995

                                               Carrying         Estimated        Carrying        Estimated
                                                Value           Fair Value        Value          Fair Value
Assets:
  Fixed maturities                          $  6,758,309        6,758,309        5,621,482        5,621,482
  Mortgage loans                               2,273,627        2,354,072        1,709,115        1,825,000
  Real estate                                    203,767          254,387          210,170          259,664
  Equity securities                               20,905           20,905           17,087           17,087
  Policy loans                                 1,917,861        1,917,861        1,707,237        1,707,237
  Short-term investments                          55,594           55,594           36,141           36,141
  Other invested assets                          183,612          183,628          150,885          150,885
  Separate account assets                      2,833,258        2,833,258        2,182,101        2,182,101
Liabilities:
  Policyholder account
   balances relating to
   investment contracts                        5,920,651        5,829,603        5,212,444        5,138,433
  Notes payable                                  295,614          293,913          208,118          215,969
  Separate account liabilities                 2,810,907        2,810,907        2,168,933        2,168,933

(5) Reinsurance

The Company is a major reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                                  1996        1995        1994

Direct                                    $  1,097,340   1,069,248   1,245,112
Assumed                                        827,171     700,152     615,870
Ceded                                        (301,283)   (271,387)   (263,168)
                                          ------------------------------------
Net insurance premiums and
  other considerations                    $  1,623,228   1,498,013   1,597,814
                                          ====================================

Reinsurance assumed represents approximately $160.0 billion, $157.9 billion, and $160.0 billion, of insurance in force at December 31, 1996, 1995, and 1994, respectively. The amount of ceded insurance in force, including retrocession, was $53.2 billion, $48.7 billion, and $46.3 billion, for 1996, 1995, and 1994, respectively.

On July 1, 1995 RGA entered into reinsurance agreements with another company, wherein RGA assumed virtually all of the life, health, and annuity financial reinsurance inforce retained by the other company at that time. RGA simultaneously entered into reinsurance agreements wherein RGA retroceded to various retrocessionaires all of the financial reinsurance assumed under the above clients, while retaining a net risk charge margin.

(6) Federal Income Taxes

Income tax expense (benefit) attributable to income from continuing operations consists of the following (in thousands):

                                                  1996        1995        1994

Current income tax expense                   $  45,902     115,769      61,508
Deferred income tax expense (benefit)           13,992      29,411     (8,839)
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                  1996        1995        1994

Computed "expected" tax expense              $  57,055     135,353      35,796
Increase (decrease) in income tax
   resulting from:
  Surplus tax on mutual life
   insurance companies                           4,777           -      15,674
  Foreign tax rate in excess of
   U.S. tax rate                                   941         763         683
  Tax preferred investment income              (7,318)     (5,784)     (2,660)
  State tax net of federal benefit                 971         292         296
  GAAP/tax basis difference on GenCare               -      15,710           -
  Goodwill amortization                            895         567         609
  Difference in book vs. tax basis in
   domestic subsidiaries                         2,230       1,547           -
  Other, net                                       343     (3,268)       2,271
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Total income taxes were allocated as follows:


                                                    1996        1995        1994

Provision for income taxes from
  continuing operations                        $  59,894     145,180      52,669

Income tax from policyholders' surplus:
  Unrealized holding gain or loss on debt
   and equity securities recognized for
   financial reporting purposes                 (24,612)      99,871    (38,420)
  Other                                          (1,023)           -           -
                                               ---------------------------------
Total income tax                               $  34,259     245,051      14,249
                                               =================================

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands):


                                                                1996        1995

Deferred tax assets:
  Reserve for future policy benefits                      $  138,848     130,043
  Deferred acquisition costs capitalized for tax              95,332      88,099
  Difference in basis of post retirement benefits             13,993           -
  Net operating loss                                          22,789      11,578
  Other, net                                                 106,263     192,305
                                                          ----------------------
Gross deferred tax assets                                    377,225     422,025
  Less valuation allowance                                     1,299         778
                                                          ----------------------

Total deferred tax asset after valuation allowance           375,926     421,247
                                                          ======================

Deferred tax liabilities:
  Unrealized gain on investments                              63,204     109,720
  Deferred acquisition costs capitalized
   for financial reporting                                   246,858     187,709
  Difference in the tax basis of cash
   and invested assets                                        19,222      20,609
  Other, net                                                  89,919     153,600
                                                          ----------------------
Total deferred tax liabilities                               419,203     471,638
                                                          ----------------------

Net deferred liability                                    $   43,277      50,391
                                                          ======================

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

As of December 31, 1996, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries, Genelco's Spanish and Mexican subsidiaries, and International Underwriting Services. As of December 31, 1995, the Company has provided a 100 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating loss and to Genelco's Mexican and Spanish net operating losses. International Underwriting Services' losses are not shown as deferred tax benefits because this subsidiary has had no prior earnings history.

At December 31, 1996, the Company had capital loss carryforwards of $0.9 million. During 1996, 1995, and 1994 the Company paid income taxes totaling approximately $20.7 million, $121.7 million, and $34.4 million, respectively. At December 31, 1996, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $61.4 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(7) Deferred Policy Acquisition Costs

A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):


                                                              1996        1995        1994

Balance at beginning of year                           $   526,939     664,452     587,546
Policy acquisition costs deferred                          206,790     163,218     150,406
Policy acquisition costs amortized                       (182,038)   (176,216)   (138,813)
Interest credited                                           38,944      37,405      33,525
Deferred policy acquisition costs relating
  to change in unrealized (gain) loss on
  investments available for sale                            61,616   (161,920)      31,788
                                                       -----------------------------------
Balance at end of year                                 $   652,251     526,939     664,452
                                                       ===================================


(8) Associate Benefit Plans and Postretirement Benefits

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

Net periodic defined benefit plan costs consist of the following
(in thousands):


                                                  1996        1995        1994

Service cost                                $    5,421       4,074       4,661
Interest                                         8,047       7,160       6,306
Return on plan assets                         (14,207)    (27,984)       3,161
Amortization and deferral                        4,646      19,841    (13,305)
Other                                              192           -           -
                                            ----------------------------------
Pension costs                               $    4,099       3,091         823
                                            ==================================

The following table presents the plans' funded status and amount recognized in the Company's consolidated balance sheets at December 31, 1996 and 1995 based on the actuarial valuations as of December 31, 1996 and 1995 (in thousands):

                                                                1996                     1995

                                               Qualified       Other   Qualified        Other
                                                   Plans       Plans       Plans        Plans

Actuarial present value of
  benefit obligations:
Accumulated benefit obligation,
  including vested benefits of
  $74,223 and $18,560 for 1996 and
  $66,060 and $15,479 for 1995                 $  76,928      26,897      68,411       25,366
                                               ---------    --------     -------     --------
Projected benefit obligation for service
  rendered to date                                92,825      29,726      82,663       27,874
Plan assets at fair value, primarily
  listed stocks and bonds                        128,545                 118,056

Plan assets in excess (less than)
  projected benefit obligations                   35,720    (29,726)      35,393     (27,874)

Unrecognized net transition
  obligation at December 31                                    2,701                    2,538
                                                            --------                 --------
Pension cost funded in advance                 $  35,720                  35,393
                                               =========                 =======
Accrued pension liability                                   (27,025)                 (25,336)
                                                            ========                 ========

Assumptions used for the December 31, 1996 and 1995 projected benefit obligation included a 7.25 percent current discount rate, a 4.50 percent increase rate for future compensation levels, and a 9.25 percent projected return on plan assets.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $8.8 million, $9.2 million, and $1.6 million for 1996, 1995, and 1994, respectively.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree benefit plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $17.8 million and $19.0 million at December 31, 1996 and 1995, respectively. Net postretirement benefit costs for the years ended December 31, 1996, 1995, and 1994 were $5.8, million, $5.4 million, and $5.0 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from difference between actuarial assumptions and actual experience, and amortization of the transition obligation.

Assumptions used were as follows:

                                                               1996       1995

Discount rate in determining benefit obligations               7.25 %     8.25 %
Healthcare cost trend
  First year:
   Indemnity plan                                               9.0       10.0
   HMO plan                                                     8.0        9.0
   Dental plan                                                  9.0       10.0
  Ultimate                                                     5.25       6.00

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 by $5.4 million or 12.9 percent. The aggregate of the service cost and interest cost components of net periodic postretirement benefit cost for 1996 would increase by $.7 million or 16 percent.


(9) Notes Payable

On January 14, 1994, the Company issued surplus notes with a face amount of $107.0 million bearing a 7.625 percent interest rate due in 2024. The notes pay interest on January 15 and July 15 of each year. The notes are not subject to redemption prior to maturity. Payment of principal and interest on the notes may be made only with the approval of the Missouri Director of Insurance.

In December 1996 the Company obtained a note payable for $80.5 million with a financial institution. The note is secured by bonds with a carrying value of $91.6 million. This note bears a fixed interest rate at 5.55 percent and matures on March 27, 1997.

On March 19, 1996, RGA issued 7.25 percent senior notes with a face value of $100.0 million in accordance with Rule 144A of the Securities Act of 1933, as amended. The net proceeds from the offering were approximately $98.9 million, and interest is payable semiannually on April 1 and October 1, with the principal amount due April 1, 2006. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds.
The transfer of funds from the insurance subsidiaries to Reinsurance Group of America, Incorporated is subject to applicable insurance laws and regulations.

On January 8, 1996, RGA Australian Holdings PTY, Limited, a wholly owned subsidiary of RGA, established a $15.9 million unsecured, three month, revolving line of credit. The debt is guaranteed by RGA and is utilized to provide operating capital to RGA Australia. The current outstanding balance is $7.6 million, representing drawdowns of $5.6 million in January 1996 and $2.0 million in July 1996. Principal repayments are due in April 1997 and are expected to be renewed under the terms of the line of credit. Interest is paid every three months at a current rate between 7.03 percent and 7.08 percent.

Interest paid on debt during 1996, 1995, and 1994 amounted to $19.9 million, $9.0 million, and $3.9 million, respectively.

(10) Regulatory Matters

The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, in its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on a statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus, for the years ended and at December 31, 1996, 1995, and 1994, of the Company, as determined in accordance with statutory accounting practices, are as follows (in thousands):


                                                  1996        1995        1994

Net income (loss)                           $   18,464     236,962    (13,875)
Policyholders' surplus                      $  636,260     589,783     496,333

Under the NAIC solvency monitoring program known as Risk-Based Capital (RBC), General American and its insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1996, General American and its subsidiaries exceeded the established minimums in the RBC program. In addition, General American and its subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company's insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) 10 percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.

(11) Lease Commitments

The Company has entered into operating leases for office space and other assets, principally office furniture and equipment. Future minimum lease obligations under noncancelable leases are summarized as follows (in thousands):


Year ended December 31:
     1997                                    $  15,180
     1998                                       13,348
     1999                                       11,869
     2000                                        8,489
     2001                                        6,454
     2002                                        2,622

Operating lease expense totaled $17.0 million, $11.6 million, and $10.4 million in 1996, 1995, and 1994, respectively.

(12) Participating Policies and Dividends to Policyholders

Over 33.9 percent and 33.2 percent of General American's business in force relates to participating policies as of December 31, 1996 and 1995, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.


(13) Contingent Liabilities

From time to time, the Company is subject to insurance-related litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.


(14) Subsequent Events

In January 1997, pursuant to Missouri's Mutual Holding Company Statute and with the approval of its policyholders, General American initiated steps to reorganize and form a mutual holding company structure by (i) forming a mutual insurance holding company under the insurance laws of the State of Missouri, to be named General American Mutual Holding Company (MHC), (ii) forming an intermediate stock holding company under the general corporate laws of the State of Missouri, to be named GenAmerica Corporation (GenAmerica), and (iii) amending and restating the Charter and Articles of Incorporation of General American to authorize the issuance of capital stock and the continuance of its corporate existence as a stock life insurance company under the same name.

All of the shares of the reorganized General American will be, as part of the reorganization, issued to MHC and, shortly after the reorganization, MHC will transfer all such shares to GenAmerica in exchange for all of the shares of GenAmerica. As a result, reorganized General American will be a wholly owned direct subsidiary of GenAmerica which, in turn, will be a wholly owned direct subsidiary of MHC. MHC will at all times, in accordance with the plan of reorganization and as required by the Missouri Mutual Holding Company Statute, directly or indirectly control the reorganized General American through the ownership of at least a majority of the voting shares of the capital stock of reorganized General American or GenAmerica.

             APPENDIX A- Illustrations of Death Benefits and Cash Values

      The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-10 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.
      The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

      The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .72% charge for the investment Advisory fee and administrative expenses combined. The actual investment Advisory fee applicable to each Division is shown in the respective Prospectuses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.40%, 4.60%, and 10.60%, respectively. The Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust should be consulted for details about the nature and extent of their expenses.

      The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)
      The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.
      Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                                        ANNUAL PREMIUM: $2,162
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                           GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          2,162         2,270         1,709          1,796       100,000          1,709        1,796     100,000
 2        47          2,162         4,653         3,350          3,523       100,000          3,052        3,225     100,000
 3        48          2,162         7,155         4,914          5,173       100,000          4,344        4,604     100,000
 4        49          2,162         9,783         6,425          6,771       100,000          5,586        5,931     100,000
 5        50          2,162        12,542         7,896          8,329       100,000          6,772        7,205     100,000
 6        51          2,162        15,439         9,444          9,859       100,000          8,008        8,423     100,000
 7        52          2,162        18,481        10,988         11,351       100,000          9,216        9,580     100,000
 8        53          2,162        21,674        12,540         12,817       100,000         10,394       10,670     100,000
 9        54          2,162        25,028        14,092         14,247       100,000         11,533       11,689     100,000
 10       55          2,162        28,549        15,643         15,643       100,000         12,629       12,629     100,000
 11       56          2,162        32,246        17,103         17,103       100,000         13,487       13,487     100,000
 12       57          2,162        36,128        18,533         18,533       100,000         14,258       14,258     100,000
 13       58          2,162        40,204        19,916         19,916       100,000         14,941       14,941     100,000
 14       59          2,162        44,484        21,264         21,264       100,000         15,531       15,531     100,000
 15       60          2,162        48,978        22,577         22,577       100,000         16,023       16,023     100,000
 16       61          2,162        53,697        23,830         23,830       100,000         16,408       16,408     100,000
 17       62          2,162        58,652        25,025         25,025       100,000         16,674       16,674     100,000
 18       63          2,162        63,854        26,154         26,154       100,000         16,805       16,805     100,000
 19       64          2,162        69,317        27,212         27,212       100,000         16,784       16,784     100,000
 20       65          2,162        75,052        28,200         28,200       100,000         16,592       16,592     100,000

 25       70          2,162       108,330        31,890         31,890       100,000         12,416       12,416     100,000
 30       75          2,162       150,801        32,684         32,684       100,000              0            0           0


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                                        ANNUAL PREMIUM: $2,162
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                           GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          2,162         2,270         1,824          1,910       100,000          1,824        1,910     100,000
 2        47          2,162         4,653         3,691          3,864       100,000          3,384        3,557     100,000
 3        48          2,162         7,155         5,594          5,853       100,000          4,989        5,249     100,000
 4        49          2,162         9,783         7,559          7,905       100,000          6,642        6,988     100,000
 5        50          2,162        12,542         9,603         10,035       100,000          8,342        8,774     100,000
 6        51          2,162        15,439        11,844         12,259       100,000         10,194       10,609     100,000
 7        52          2,162        18,481        14,209         14,572       100,000         12,124       12,487     100,000
 8        53          2,162        21,674        16,712         16,989       100,000         14,132       14,409     100,000
 9        54          2,162        25,028        19,350         19,506       100,000         16,215       16,371     100,000
 10       55          2,162        28,549        22,130         22,130       100,000         18,369       18,369     100,000
 11       56          2,162        32,246        24,985         24,985       100,000         20,406       20,406     100,000
 12       57          2,162        36,128        27,983         27,983       100,000         22,480       22,480     100,000
 13       58          2,162        40,204        31,111         31,111       100,000         24,595       24,595     100,000
 14       59          2,162        44,484        34,386         34,386       100,000         26,752       26,752     100,000
 15       60          2,162        48,978        37,819         37,819       100,000         28,952       28,952     100,000
 16       61          2,162        53,697        41,399         41,399       100,000         31,196       31,196     100,000
 17       62          2,162        58,652        45,139         45,139       100,000         33,481       33,481     100,000
 18       63          2,162        63,854        49,049         49,049       100,000         35,804       35,804     100,000
 19       64          2,162        69,317        53,139         53,139       100,000         38,161       38,161     100,000
 20       65          2,162        75,052        57,427         57,427       100,000         40,552       40,552     100,000

 25       70          2,162       108,330        82,526         82,526       100,000         53,144       53,144     100,000
 30       75          2,162       150,801       115,392        115,392       123,469         67,447       67,447     100,000


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                                        ANNUAL PREMIUM: $2,162
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          2,162         2,270         1,938          2,025       100,000          1,938        2,025     100,000
 2        47          2,162         4,653         4,045          4,218       100,000          3,730        3,903     100,000
 3        48          2,162         7,155         6,330          6,590       100,000          5,691        5,950     100,000
 4        49          2,162         9,783         8,838          9,184       100,000          7,840        8,186     100,000
 5        50          2,162        12,542        11,607         12,039       100,000         10,196       10,629     100,000
 6        51          2,162        15,439        14,781         15,196       100,000         12,886       13,301     100,000
 7        52          2,162        18,481        18,313         18,677       100,000         15,861       16,224     100,000
 8        53          2,162        21,674        22,253         22,530       100,000         19,148       19,424     100,000
 9        54          2,162        25,028        26,632         26,787       100,000         22,774       22,930     100,000
 10       55          2,162        28,549        31,496         31,496       100,000         26,775       26,775     100,000
 11       56          2,162        32,246        36,855         36,855       100,000         31,000       31,000     100,000
 12       57          2,162        36,128        42,832         42,832       100,000         35,654       35,654     100,000
 13       58          2,162        40,204        49,468         49,468       100,000         40,794       40,794     100,000
 14       59          2,162        44,484        56,852         56,852       100,000         46,485       46,485     100,000
 15       60          2,162        48,978        65,075         65,075       100,000         52,804       52,804     100,000
 16       61          2,162        53,697        74,231         74,231       100,000         59,838       59,838     100,000
 17       62          2,162        58,652        84,422         84,422       108,060         67,688       67,688     100,000
 18       63          2,162        63,854        95,703         95,703       120,586         76,476       76,476     100,000
 19       64          2,162        69,317       108,187        108,187       134,152         86,301       86,301     107,014
 20       65          2,162        75,052       122,007        122,007       148,848         97,123       97,123     118,490

 25       70          2,162       108,330       216,521        216,521       251,165        169,615      169,615     196,754
 30       75          2,162       150,801       373,725        373,725       399,886        286,992      286,992     307,081


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                                   ANNUAL PREMIUM: $6,288
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                           GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          6,288         6,603         5,306          5,557       105,557          5,306        5,557     105,557
 2        47          6,288        13,536        10,486         10,989       110,989         10,177       10,680     110,680
 3        48          6,288        20,815        15,531         16,285       116,285         14,938       15,693     115,693
 4        49          6,288        28,459        20,466         21,472       121,472         19,587       20,593     120,593
 5        50          6,288        36,484        25,305         26,563       126,563         24,121       25,379     125,379
 6        51          6,288        44,911        30,363         31,570       131,570         28,841       30,048     130,048
 7        52          6,288        53,759        35,427         36,484       136,484         33,537       34,594     134,594
 8        53          6,288        63,050        40,512         41,317       141,317         38,206       39,011     139,011
 9        54          6,288        72,805        45,606         46,059       146,059         42,839       43,292     143,292
 10       55          6,288        83,048        50,710         50,710       150,710         47,429       47,429     147,429
 11       56          6,288        93,804        55,571         55,571       155,571         51,419       51,419     151,419
 12       57          6,288       105,096        60,390         60,390       160,390         55,255       55,255     155,255
 13       58          6,288       116,954        65,110         65,110       165,110         58,936       58,936     158,936
 14       59          6,288       129,404        69,745         69,745       169,745         62,457       62,457     162,457
 15       60          6,288       142,477        74,295         74,295       174,295         65,813       65,813     165,813
 16       61          6,288       156,204        78,726         78,726       178,726         68,992       68,992     168,992
 17       62          6,288       170,617        83,039         83,039       183,039         71,983       71,983     171,983
 18       63          6,288       185,750        87,223         87,223       187,223         74,770       74,770     174,770
 19       64          6,288       201,641        91,268         91,268       191,268         77,333       77,333     177,333
 20       65          6,288       218,325        95,176         95,176       195,176         79,655       79,655     179,655

 25       70          6,288       315,129       112,314        112,314       212,314         87,169       87,169     187,169
 30       75          6,288       438,677       124,271        124,271       224,271         85,685       85,685     185,685


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                                   ANNUAL PREMIUM: $6,288
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                           GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          6,288         6,603         5,649          5,900       105,900          5,649        5,900     105,900
 2        47          6,288        13,536        11,520         12,023       112,023         11,201       11,704     111,704
 3        48          6,288        20,815        17,612         18,366       118,366         16,980       17,735     117,735
 4        49          6,288        28,459        23,958         24,964       124,964         22,994       24,000     124,000
 5        50          6,288        36,484        30,584         31,842       131,842         29,248       30,505     130,505
 6        51          6,288        44,911        37,816         39,023       139,023         36,052       37,259     137,259
 7        52          6,288        53,759        45,454         46,511       146,511         43,207       44,263     144,263
 8        53          6,288        63,050        53,525         54,330       154,330         50,718       51,523     151,523
 9        54          6,288        72,805        62,033         62,485       162,485         58,587       59,040     159,040
 10       55          6,288        83,048        70,991         70,991       170,991         66,817       66,817     166,817
 11       56          6,288        93,804        80,224         80,224       180,224         74,858       74,858     174,858
 12       57          6,288       105,096        89,945         89,945       189,945         83,169       83,169     183,169
 13       58          6,288       116,954       100,099        100,099       200,099         91,758       91,758     191,758
 14       59          6,288       129,404       110,719        110,719       210,719        100,631      100,631     200,631
 15       60          6,288       142,477       121,828        121,828       221,828        109,791      109,791     209,791
 16       61          6,288       156,204       133,413        133,413       233,413        119,241      119,241     219,241
 17       62          6,288       170,617       145,498        145,498       245,498        128,977      128,977     228,977
 18       63          6,288       185,750       158,096        158,096       258,096        138,994      138,994     238,994
 19       64          6,288       201,641       171,220        171,220       271,220        149,282      149,282     249,282
 20       65          6,288       218,325       184,896        184,896       284,896        159,832      159,832     259,832

 25       70          6,288       315,129       262,146        262,146       362,146        216,318      216,318     316,318
 30       75          6,288       438,677       355,596        355,596       455,596        277,380      277,380     377,380


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                                   ANNUAL PREMIUM: $6,288
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          6,288         6,603         5,992          6,244       106,244          5,992        6,244     106,244
 2        47          6,288        13,536        12,595         13,098       113,098         12,267       12,770     112,770
 3        48          6,288        20,815        19,862         20,617       120,617         19,192       19,946     119,946
 4        49          6,288        28,459        27,888         28,895       128,895         26,833       27,839     127,839
 5        50          6,288        36,484        36,767         38,024       138,024         35,262       36,520     136,520
 6        51          6,288        44,911        46,902         48,109       148,109         44,860       46,068     146,068
 7        52          6,288        53,759        58,182         59,238       159,238         55,510       56,566     156,566
 8        53          6,288        63,050        70,730         71,535       171,535         67,303       68,108     168,108
 9        54          6,288        72,805        84,656         85,109       185,109         80,342       80,795     180,795
 10       55          6,288        83,048       100,097        100,097       200,097         94,738       94,738     194,738
 11       56          6,288        93,804       117,097        117,097       217,097        110,064      110,064     210,064
 12       57          6,288       105,096       136,023        136,023       236,023        126,912      126,912     226,912
 13       58          6,288       116,954       156,973        156,973       256,973        145,438      145,438     245,438
 14       59          6,288       129,404       180,181        180,181       280,181        165,813      165,813     265,813
 15       60          6,288       142,477       205,895        205,895       305,895        188,225      188,225     288,225
 16       61          6,288       156,204       234,351        234,351       334,351        212,878      212,878     312,878
 17       62          6,288       170,617       265,851        265,851       365,851        239,992      239,992     339,992
 18       63          6,288       185,750       300,714        300,714       400,714        269,810      269,810     369,810
 19       64          6,288       201,641       339,298        339,298       439,298        302,595      302,595     402,595
 20       65          6,288       218,325       382,011        382,011       482,011        338,642      338,642     438,642

 25       70          6,288       315,129       674,710        674,710       782,663        580,578      580,578     680,578
 30       75          6,288       438,677     1,161,247        1161247     1,261,247        970,215      970,215   1,070,215


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                        ANNUAL PREMIUM: $5,551
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.40%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          5,551         5,829         4,669          4,892       100,000          4,669        4,892     100,000
 2        47          5,551        11,949         9,234          9,678       100,000          8,955        9,399     100,000
 3        48          5,551        18,376        13,689         14,355       100,000         13,166       13,832     100,000
 4        49          5,551        25,123        18,061         18,950       100,000         17,304       18,192     100,000
 5        50          5,551        32,209        22,364         23,474       100,000         21,370       22,480     100,000
 6        51          5,551        39,648        26,874         27,940       100,000         25,632       26,698     100,000
 7        52          5,551        47,459        31,408         32,341       100,000         29,912       30,845     100,000
 8        53          5,551        55,661        35,977         36,688       100,000         34,211       34,922     100,000
 9        54          5,551        64,273        40,575         40,974       100,000         38,529       38,929     100,000
 10       55          5,551        73,316        45,198         45,198       100,479         42,866       42,866     100,000
 11       56          5,551        82,810        49,604         49,604       107,243         46,713       46,713     100,993
 12       57          5,551        92,780        53,977         53,977       113,544         50,436       50,436     106,095
 13       58          5,551       103,248        58,268         58,268       119,313         54,037       54,037     110,650
 14       59          5,551       114,239        62,486         62,486       124,601         57,518       57,518     114,696
 15       60          5,551       125,780        66,633         66,633       129,445         60,880       60,880     118,270
 16       61          5,551       137,898        70,688         70,688       133,838         64,121       64,121     121,404
 17       62          5,551       150,622        74,655         74,655       137,818         67,240       67,240     124,129
 18       63          5,551       163,982        78,530         78,530       141,414         70,234       70,234     126,474
 19       64          5,551       178,010        82,308         82,308       144,655         73,098       73,098     128,469
 20       65          5,551       192,739        85,994         85,994       147,583         75,832       75,832     130,142

 25       70          5,551       278,198       102,991        102,991       158,313         87,605       87,605     134,662
 30       75              0       355,059        92,678         92,678       129,383         73,201       73,201     102,192


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                        ANNUAL PREMIUM: $5,551
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                          GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          5,551         5,829         4,972          5,194       100,000          4,972        5,194     100,000
 2        47          5,551        11,949        10,146         10,591       100,000          9,861       10,305     100,000
 3        48          5,551        18,376        15,528         16,194       100,000         14,976       15,642     100,000
 4        49          5,551        25,123        21,152         22,040       100,000         20,332       21,221     100,000
 5        50          5,551        32,209        27,044         28,154       100,000         25,944       27,054     100,000
 6        51          5,551        39,648        33,495         34,561       100,000         32,094       33,160     100,000
 7        52          5,551        47,459        40,336         41,269       100,002         38,619       39,552     100,000
 8        53          5,551        55,661        47,552         48,263       113,593         45,485       46,195     108,727
 9        54          5,551        64,273        55,140         55,540       127,016         52,648       53,047     121,317
 10       55          5,551        73,316        63,112         63,112       140,302         60,106       60,106     133,621
 11       56          5,551        82,810        71,309         71,309       154,171         67,373       67,373     145,660
 12       57          5,551        92,780        79,920         79,920       168,117         74,847       74,847     157,445
 13       58          5,551       103,248        88,890         88,890       182,015         82,531       82,531     168,994
 14       59          5,551       114,239        98,245         98,245       195,907         90,426       90,426     180,317
 15       60          5,551       125,780       108,004        108,004       209,816         98,535       98,535     191,421
 16       61          5,551       137,898       118,148        118,148       223,695        106,853      106,853     202,310
 17       62          5,551       150,622       128,694        128,694       237,577        115,376      115,376     212,991
 18       63          5,551       163,982       139,647        139,647       251,473        124,096      124,096     223,469
 19       64          5,551       178,010       151,012        151,012       265,401        133,003      133,003     233,750
 20       65          5,551       192,739       162,808        162,808       279,410        142,085      142,085     243,845

 25       70          5,551       278,198       228,546        228,546       351,309        189,993      189,993     292,048
 30       75              0       355,059       276,591        276,591       386,135        213,690      213,690     298,322


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix


                                           GENERAL AMERICAN LIFE INSURANCE COMPANY
                                           FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                                 MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                                        ANNUAL PREMIUM: $5,551
                                                                 FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                         GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.60%)

                                                ============= CURRENT ==============        ========== GUARANTEED ==========

END      AGE         ANNUAL        PREM            SURR           CASH        DEATH            SURR         CASH      DEATH
 OF                  PAYMNT       ACCUM @         VALUE          VALUE       BENEFIT          VALUE        VALUE     BENEFIT
YEAR                                5%
 1        46          5,551         5,829         5,275          5,497       100,000          5,275        5,497     100,000
 2        47          5,551        11,949        11,096         11,540       100,000         10,803       11,247     100,000
 3        48          5,551        18,376        17,517         18,183       100,000         16,936       17,603     100,000
 4        49          5,551        25,123        24,631         25,519       100,000         23,747       24,635     100,000
 5        50          5,551        32,209        32,528         33,638       100,000         31,314       32,424     100,000
 6        51          5,551        39,648        41,565         42,631       106,392         39,993       41,059     102,468
 7        52          5,551        47,459        51,596         52,528       127,286         49,582       50,515     122,407
 8        53          5,551        55,661        62,716         63,427       149,284         60,132       60,842     143,201
 9        54          5,551        64,273        75,019         75,419       172,479         71,712       72,111     164,915
 10       55          5,551        73,316        88,614         88,614       196,996         84,396       84,396     187,620
 11       56          5,551        82,810       103,528        103,528       223,828         97,781       97,781     211,402
 12       57          5,551        92,780       120,064        120,064       252,562        112,352      112,352     236,339
 13       58          5,551       103,248       138,285        138,285       283,159        128,211      128,211     262,531
 14       59          5,551       114,239       158,381        158,381       315,824        145,463      145,463     290,064
 15       60          5,551       125,780       180,549        180,549       350,747        164,222      164,222     319,030
 16       61          5,551       137,898       204,939        204,939       388,020        184,604      184,604     349,521
 17       62          5,551       150,622       231,775        231,775       427,870        206,730      206,730     381,637
 18       63          5,551       163,982       261,281        261,281       470,506        230,723      230,723     415,480
 19       64          5,551       178,010       293,700        293,700       516,171        256,709      256,709     451,161
 20       65          5,551       192,739       329,324        329,324       565,183        284,823      284,823     488,811

 25       70          5,551       278,198       566,934        566,934       871,462        463,142      463,142     711,919
 30       75              0       355,059       906,923        906,923     1,266,110        688,985      688,985     961,858


GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK WORLDWIDE INSURANCE TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK WORLDWIDE INSURANCE TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

VGSP97 Appendix

                             APPENDIX B

           Target Premium Factors per Thousand of Face Amount

                              Male Policy
Age         Factor                           Age            Factor
---         ------                           ---            ------
 0           14.29                           45              57.77
 1           14.18                           46              59.67
 2           14.58                           47              61.62
 3           15.01                           48              63.62
 4           15.46                           49              65.70

 5           15.94                           50              67.83
 6           16.44                           51              70.04
 7           16.96                           52              72.31
 8           17.52                           53              74.64
 9           18.11                           54              77.04

 10          18.73                           55              79.50
 11          19.38                           56              82.02
 12          20.05                           57              84.61
 13          20.74                           58              87.28
 14          21.44                           59              90.03

 15          22.14                           60              92.89
 16          22.84                           61              95.86
 17          23.55                           62              98.94
 18          24.25                           63             102.14
 19          24.97                           64             105.44

 20          25.71                           65             108.86
 21          26.46                           66             112.39
 22          27.25                           67             116.07
 23          28.08                           68             119.93
 24          28.94                           69             124.02

 25          29.84                           70             128.38
 26          30.79                           71             133.05
 27          31.79                           72             138.03
 28          32.83                           73             143.31
 29          33.93                           74             148.87

 30          35.06                           75             154.68
 31          36.25                           76             160.76
 32          37.48                           77             167.16
 33          38.75                           78             173.98
 34          40.08                           79             181.36

 35          41.45                           80             189.45
 36          42.87                           81             198.36
 37          44.34                           82             208.15
 38          45.85                           83             218.81
 39          47.41                           84             230.23

 40          49.02                           85             242.34
 41          50.68                           86             255.11
 42          52.38                           87             268.60
 43          54.13                           88             282.97
 44          55.92                           89             298.61

                                             90             316.23


                            APPENDIX B

          Target Premium Factors per Thousand of Face Amount

                             Female Policy
Age         Factor                           Age            Factor
---         ------                           ---            ------
 0           11.75                           45              49.20
 1           11.75                           46              50.80
 2           12.09                           47              52.44
 3           12.44                           48              54.13
 4           12.82                           49              55.87

 5           13.21                           50              57.66
 6           13.63                           51              59.50
 7           14.06                           52              61.39
 8           14.51                           53              63.34
 9           14.99                           54              65.33

 10          15.48                           55              67.36
 11          16.00                           56              69.45
 12          16.54                           57              71.59
 13          17.10                           58              73.81
 14          17.67                           59              76.13

 15          18.26                           60              78.54
 16          18.87                           61              81.08
 17          19.49                           62              83.72
 18          20.13                           63              86.47
 19          20.80                           64              89.29

 20          21.48                           65              92.19
 21          22.19                           66              95.17
 22          22.93                           67              98.24
 23          23.69                           68             101.44
 24          24.48                           69             104.83

 25          25.30                           70             108.46
 26          26.15                           71             112.36
 27          27.04                           72             116.56
 28          27.95                           73             121.04
 29          28.90                           74             125.81

 30          29.89                           75             130.83
 31          30.90                           76             136.14
 32          31.96                           77             141.78
 33          33.05                           78             147.85
 34          34.18                           79             154.47

 35          35.36                           80             161.78
 36          36.57                           81             169.89
 37          37.83                           82             178.88
 38          39.12                           83             188.78
 39          40.46                           84             199.60

 40          41.83                           85             211.36
 41          43.23                           86             224.13
 42          44.67                           87             238.06
 43          46.14                           88             253.36
 44          47.65                           89             270.44

                                             90             290.05

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                 ISSUED BY
                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                             700 Market Street
                            St. Louis, MO 63101
                               (314) 231-1700

      This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.
      The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.
      After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.
      Divisions of the Separate Account invest in corresponding Funds from the following open-end, diversified management investment companies:

RUSSELL INSURANCE FUNDS, INC.       GENERAL AMERICAN CAPITAL COMPANY
      Multi-Style Equity Fund             Money Market Fund
      Aggressive Equity Fund
      Non-U.S. Fund
      Core Bond Fund


      A full description of the Funds, including the investment policies, restrictions, risks, and charges is contained in the prospectus of each Fund.
      It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.
      This Prospectus must be accompanied by current prospectuses for Russell Insurance Funds, Inc. and General American Capital Company.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
   Please read this Prospectus carefully and retain it for future reference.

                   The date of this Prospectus is May 1, 1997.

                    The Policy is not available in all states.
      THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

FRC97

                                   TABLE OF CONTENTS
                                                                             Page
DEFINITIONS                                                                     1
SUMMARY                                                                         2
THE COMPANY AND THE SEPARATE ACCOUNT                                            6
      The Company                                                               6
      The Separate Account                                                      6
      Russell Insurance Funds, Inc.                                             6
      General American Capital Company                                          7
POLICY BENEFITS                                                                 8
      Death Benefit                                                             8
      Cash Value                                                               10
POLICY RIGHTS                                                                  11
      Loans                                                                    11
      Surrender, Partial Withdrawals and Pro Rata Surrender                    13
      Transfers                                                                15
      Dollar Cost Averaging                                                    15
      Right to Examine Policy                                                  16
      Payment of Benefits at Maturity                                          16
PAYMENT AND ALLOCATION OF PREMIUMS                                             17
      Issuance of a Policy                                                     17
      Premiums                                                                 17
      Allocation of Net Premiums and Cash Value                                18
      Policy Lapse and Reinstatement                                           18
CHARGES AND DEDUCTIONS                                                         19
      Premium Expense Charges                                                  19
      Monthly Deduction                                                        20
      Contingent Deferred Sales Charge                                         21
      Separate Account Charges                                                 22
DIVIDENDS                                                                      22
THE GENERAL ACCOUNT                                                            23
GENERAL MATTERS                                                                25
DISTRIBUTION OF THE POLICIES                                                   28
FEDERAL TAX MATTERS                                                            28
UNISEX REQUIREMENTS UNDER MONTANA LAW                                          31
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                                   31
VOTING RIGHTS                                                                  31
STATE REGULATION OF THE COMPANY                                                32
MANAGEMENT OF THE COMPANY                                                      33
LEGAL MATTERS                                                                  36
LEGAL PROCEEDINGS                                                              36
EXPERTS                                                                        36
ADDITIONAL INFORMATION                                                         36
FINANCIAL STATEMENTS                                                           36
APPENDIX A                                                                     A-1
APPENDIX B                                                                     B-1


FRC97

                                    DEFINITIONS

      Attained Age - The Issue Age of the Insured plus the number of completed Policy Years.

      Beneficiary - the person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

      Cash Value - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account, and in certain contracts, the General Account.

      Cash Surrender Value - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

      Division - A subaccount of the Separate Account which invests exclusively in the shares of a corresponding Fund of Russell Insurance Funds, Inc. ("Russell Insurance Funds") or General American Capital Company.

      Effective Date - The date as of which insurance coverage begins under a policy.

      Face Amount - The minimum death benefit under the Policy so long as the Policy remains in force.

      Fund - A separate investment portfolio of Russell Insurance Funds or General American Capital Company.

      General Account -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

      Home Office - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

      Indebtedness - The sum of all unpaid Policy Loans and accrued interest on loans.

      Insured - The person whose life is insured under the Policy.

      Investment Start Date -The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

      Issue Age - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

      Issue Date - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

      Loan Account - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

      Loan Subaccount - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

      Maturity Date - The Policy Anniversary on which the Insured reaches Attained Age 100.

      Monthly Anniversary - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

      Net Premium - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

FRC97                                  1

      Owner - The Owner of a Policy, as designated in the application or as subsequently changed.

      Policy - The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

      Policy Anniversary - The same date each year as the Issue Date.

      Policy Month - A month beginning on the Monthly Anniversary.

      Policy Year - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

      SEC - The United States Securities and Exchange Commission.

      Separate Account - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

      Valuation Date - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

      Valuation Period - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                  SUMMARY

      The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

      The Policy. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments.
Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse nor will making the planned premium payments guarantee that a Policy will remain in force to maturity. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

      The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deductions, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

      A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and
Reinstatement on page 18.)

      The Separate Account. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account on page 6.) An Owner may change future allocations of Net Premiums at any time.

FRC97                                  2

      The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

      Until the end of the "Right to Examine Policy" period (See Policy Rights - Right to Examine Policy on page 16.), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund.
(See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 18.)

      To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account on page 23.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

      Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights - Transfers on page 15.)

      Charges and Deductions. A premium expense charge will be deducted from each premium payment prior to allocation. The premium expense charge consists of a sales charge and a charge to cover premium taxes. The sales charge will never exceed 5.0% and is currently 5.0% in Policy years one through ten and 2.25% in Policy years past Policy year ten. The charge to cover premium taxes is 2.5%. (See Charges and Deductions - Premium Expense Charges on page 19.)

      A Contingent Deferred Sales Charge to compensate for sales expenses will also be assessed against the Cash Value under a Policy upon a surrender, a lapse, a partial withdrawal, or pro rata surrender. The Contingent Deferred Sales Charge will never exceed 4% of premiums paid. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 13; Policy Benefits - Death Benefit on page 9; and Charges and Deductions - Contingent Deferred Sales Charge on page 23.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges on page 22.)

      On each Monthly Anniversary, the Cash Value will be reduced by a monthly deduction. The monthly deduction includes an administrative charge of $4 per month for each Policy Month. (See Charges and Deductions - Monthly Deduction on page 20.) A monthly charge is also made for the cost of insurance, and the cost of any additional benefits provided by rider. (See Charges and Deductions - Monthly Deduction on page 20.)

      A daily charge based on an effective annual charge of .70% of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions - Separate Account Charges on page 22.)

      The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 28.)

      The operating expenses of the Separate Account are paid by General American. Investment management and advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions-Separate Account Charges on page 22.

      Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Value on page 18; Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender on page 13; and The General Account on page 23.)

FRC97                                  3

      Premiums. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an initial premium equal to one-twelfth (1/12) of the "Minimum Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule will provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, will equal one full "Minimum Premium" for the Policy. (See Payment and Allocation of Premiums on page 17.)

      A Policy will lapse only when the Cash Surrender Value is insufficient to pay the next monthly deduction (See Charges and Deductions - Monthly Deduction on page 20.) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 18.)

      Death Benefit. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to the settlement options available at the time of death. (See Policy Benefits - Death Benefit on page 8.)

      The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option on page 9, and Change In Face Amount on page 9.)

      Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, and an increasing benefit option. (See General Matters - Additional Insurance Benefits on page 36.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions - Monthly Deduction on page 20.)

      Cash Value. The Policy provides for a Cash Value equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans) and in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits - Cash Value on page 10.) There is no minimum guaranteed Cash Value.

      Policy Loans. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is the Cash Value of the Policy on the date the loan request is received, less loan interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges to the next Policy Anniversary, and less monthly deductions to the next loan interest due date. Loan interest is payable on each Policy Anniversary and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, upon the exercise of a settlement option, or upon surrender.

      A Policy loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated to the Divisions of the Separate Account, a portion of the Policy's Cash Value in the Divisions of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights - Loans on page 11.) Loans taken from,
or secured by, a Policy may have Federal income tax consequences.   (See
Federal Tax Matters on page 28.)

      Surrender, Partial Withdrawals, and Pro Rata Surrender. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value of the Policy. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death

FRC97                                  4
benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. An Owner may also request a pro rata surrender of the Policy. (See Policy Rights - Surrender, Partial Withdrawals, and Pro Rata Surrender. on page 13.) A surrender, partial withdrawal, or pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 28.)

      Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), or within 45 days after the application is signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights - Right to Examine Policy on page 16.)

      Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-10 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

      Tax Consequences of the Policy. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a pro rata surrender, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters on page 28.)

      A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

      If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters on page 28.)

      Dividends. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends on page 22.)

      This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account on page 23.


FRC97                                  5

                     THE COMPANY AND THE SEPARATE ACCOUNT

THE COMPANY

      General American Life Insurance Company ("General American" or "the Company") is a mutual life insurance company originally incorporated as a stock company under the laws of Missouri in 1933, and which began operations as a mutual company in 1936. General American is principally engaged in issuing individual and group life and health insurance policies and annuity contracts. As of December 31,1996, it had assets of more than $19.2 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

THE SEPARATE ACCOUNT

      General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

      The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

      The Separate Account currently is divided into eighteen divisions. The Divisions which are available under the Policy are four Divisions which invest in corresponding Funds from Russell Insurance Funds and one Division which invests in a corresponding Fund from General American Capital Company. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

      Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

RUSSELL INSURANCE FUNDS

      Russell Insurance Funds ("the Investment Company") is an open-end, diversified management investment company which was incorporated in Maryland on October 8, 1987. The assets of each Fund of the Investment Company are managed by one or more investment advisory organizations (each, a "Money Manager') researched and recommended by Frank Russell Company ("FRC"), consultant to the Investment Company. FRC's wholly owned subsidiary, Frank Russell Investment Management Company ("the Management Company"), provides general management of the Investment Company. The Management Company continuously monitors and evaluates the Money Managers and recommends their engagement, replacement, or termination to the board of the Investment Company based upon the consultation and advice of FRC.

The investment objectives and policies of each Fund are summarized  below:

            Multi-Style Equity Fund: The investment objective of the Fund is to provide income and capital growth by investing principally in equity securities.

FRC97                                  6

            Aggressive Equity Fund: The investment objective of the Fund is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund, while still investing in equity securities.

            Non-U.S. Fund: The investment objectives of the Fund are to provide favorable total return and additional diversification for United States investors by investing primarily in equity and fixed-income securities of non-United States companies and securities issued by non-United States governments.

            Core Bond Fund: The investment objectives of the Fund are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

GENERAL AMERICAN CAPITAL COMPANY

      General American Capital Company ( the "Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's Investment Advisor is Conning Asset Management Company ("the Advisor"), an indirect subsidiary of General American Holding Company which, in turn is wholly owned by General American. The Advisor selects investments for the Fund
      The investment objectives and policies of the Fund are summarized below:

            The Money Market Fund: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U. S. Government.

      There is no assurance that any of the Funds will achieve its stated objective. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for Russell Insurance Funds and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Russell Insurance Funds, Capital Company, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

      The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of Russell Insurance Funds, Capital Company, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

      In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

FRC97                                  7

      If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                                POLICY BENEFITS

DEATH BENEFIT

      As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement on page 18), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

      The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 18.) The minimum Face Amount currently is $50,000.

      Death Benefit Option A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

      Death Benefit Option B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table on the next page. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

---------------------------------------------------------------------------------------------------------------
                                  APPLICABLE PERCENTAGE OF CASH VALUE TABLE <F*>
INSURED               40 or        45        50        55          60       65         70     78 to     95 or
PERSON'S AGE          under                                                                     90      older

---------------------------------------------------------------------------------------------------------------
POLICY ACCOUNT         250%       215%      185%      150%        130%     120%       115%     105%      100%
PERCENTAGE MULTIPLE

---------------------------------------------------------------------------------------------------------------

<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

      Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

FRC97                                  8

               DEATH BENEFIT OPTION C SAMPLE ATTAINED AGE FACTOR TABLE

-----------------------------------------------------------------------------------
  Insured       Male           Female       Insured       Male           Female
 Attained      Lives           Lives       Attained      Lives           Lives
    Age        Factor          Factor         Age        Factor          Factor
-----------------------------------------------------------------------------------
   20         6.39373         7.62992         60        1.87392          2.15766
-----------------------------------------------------------------------------------
   25         5.50505         6.48136         65        1.65835          1.87615
-----------------------------------------------------------------------------------
   30         4.68733         5.49185         70        1.48797          1.64736
-----------------------------------------------------------------------------------
   35         3.97255         4.64894         75        1.35451          1.46009
-----------------------------------------------------------------------------------
   40         3.37168         3.94230         80        1.25595          1.31875
-----------------------------------------------------------------------------------
   45         2.87784         3.36481         85        1.18113          1.21344
-----------------------------------------------------------------------------------
   50         2.47279         2.88712         90        1.12767          1.13972
-----------------------------------------------------------------------------------
   55         2.14116         2.49005         95        1.07472          1.07637

      Change In Death Benefit Option. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters on page 28.)

      A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option
A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

      Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

      A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance on page 20.)

      Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year and not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance on page 20.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters on page 28.)

      For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $25,000. Although an application for an increase need not be accompanied by an additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions
- Monthly Deduction on page 20.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deduction on page 20.)

      For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy on page 16. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

FRC97                                  9

      Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums on page 17), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. Decreases will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction - Cost of Insurance on page 20; and Charges and Deductions - Contingent Deferred Sales Charge on page 21.)

      Where one or more Policies are sold to a corporation or other entity or group of individuals, special arrangements may be agreed upon to increase or decrease the Face Amount, in accordance with criteria which the Company may establish and modify from time to time in its discretion. Criteria that may determine changes in Face Amount include, but shall not be limited to, periodic adjustments to the Insured's level of compensation, the number of Policies issued to a corporation or other entity, or the number of Policies issued to any group of owners. Criteria established by the Company will not unfairly discriminate against the interest of any Owner or Insured.

      Payment of the Death Benefit. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account on page 25.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits on page 27; Dividends on page 22; and Charges and Deductions on page 19.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

CASH VALUE

      The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined on the next page), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights
- Surrender, Partial Withdrawals, and Pro Rata Surrender on page 13.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

      Determination of Cash Value. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums on page 17.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

            (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

            (2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

            (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

            (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus
FRC97                                  10

            (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

            (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

            (7) Any partial withdrawals from the Division during the current Valuation Period; minus

            (8) Any withdrawal due to a pro rata surrender from the Division during the current Valuation Period; minus

            (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or pro rata surrender; minus

            (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions on page 19.)

      Net Investment Factor: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

            (1) The value of the assets at the end of the preceding Valuation Period; plus

            (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

            (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

            (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

            (5) A charge equal to .0019111% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.70% per year for mortality and expense risks; divided by

            (6) The value of the assets at the end of the preceding Valuation Period.

                               POLICY RIGHTS

LOANS

      Loan Privileges. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters on page 28.)

      The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, and less any surrender charge. Policy Loan interest is payable on each Policy Anniversary.

      The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters - Postponement of Payments from the Separate Account on page 25.)


FRC97                                  11

      When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received.
This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

      Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently in Policy Years one through ten, we accrue interest at a discretionary earnings rate which is .50% less than the borrowing rate we charge for Policy Loan interest. Beginning in Policy Year eleven we accrue interest at a discretionary earnings rate which is .25% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread." The Loan Spreads mentioned above are currently in effect and are not guaranteed.

      Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

      Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate charged is provided below.

      General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

      Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans on page 13.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

      We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

            (a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

            (b)  Five Percent (5%).

      The Published Monthly Average means:

            (1) Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service; or

            (2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

FRC97                                  12

      If the Maximum Limit for a Policy Year, as determined in this manner, is at least 0.50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate to not more than the Maximum Limit. Therefore the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous rate by at least 0.50%.

      Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

      In addition, if the Indebtedness (See Definitions on page 1) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 18.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement on page 18.)

      Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

      Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

SURRENDER, PARTIAL WITHDRAWALS AND PRO RATA SURRENDER

      At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a pro rata surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account on page 25.)

      Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge.
(See Charges and Deductions - Contingent Deferred Sales Charge on page 21.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters on page 28.)

      Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters on page 28.)

      The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge on page 21.) Partial withdrawals made during a Policy Year may not exceed the

FRC97                                  13
following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year,
(2) $5,000, (3) the previous Policy Year's maximum amount.

      The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account on page 23.)

      No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

      The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

      The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

      Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance on page 20.) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase. The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

      Pro Rata Surrender. After the first Policy Year, an Owner can make a pro rata surrender of the Policy. The pro rata surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A pro rata surrender may have Federal income tax consequences. (See Federal Tax Matters on page 28.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

      The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge on page 21.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for pro rata surrender is received.

      A pro rata surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No pro rata surrender will be processed for more Cash Surrender Value than is available on the date of the pro rata surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

      Pro rata surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of Insurance on page 20.) Pro rata surrenders will be applied to prior increases in the Face Amount, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

      Charges on Surrender, Partial Withdrawals and Pro Rata Surrender. If a Policy is surrendered within the first ten Policy Years, the Deferred Contingent Sales Charge will apply. (See Contingent Deferred Sales Charge on page 21.)

FRC97                                  14

      A partial withdrawal or pro rata surrender may also result in a charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge on page 21.

      While partial withdrawals and pro rata surrenders are each methods of reducing a Policy's Cash Value, a pro rata surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a pro rata surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a pro rata surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance on page 20; Surrender, Partial Withdrawals and Pro Rata Surrender - Partial Withdrawals on page 13; and Surrenders, Partial Withdrawals, and Pro Rata Surrenders - Pro Rata Surrender on page 14.)

TRANSFERS

      Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account on page 23.) Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

      Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

      All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

      Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

DOLLAR COST AVERAGING

      The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

      The following rules and restrictions apply to DCA transfers:

      (1)  The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

FRC97                                  15

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights Transfers on page 15.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums - Allocation of Net Premiums and Cash Values on page 18.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights
- Loans on page 11.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy on page 16).

      No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

RIGHT TO EXAMINE POLICY

      The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

      To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account on page 25.)

      A request for an increase in Face Amount (See Policy Benefits - Death Benefit on page 8) may also be canceled. The request for cancellation must be made within the later of 20 days from the date the Owner received the new Policy specifications page for the increase, or 45 days after the application for the increase was signed.

PAYMENT OF BENEFITS AT MATURITY

      If the Insured is living and the Policy is in force, the Company will pay in a lump sum the Cash Surrender Value of the Policy on the Maturity Date, plus any unpaid dividends determined prior to maturity. Amounts payable on the Maturity Date ordinarily will be paid in a lump sum within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters - Postponements of Payments from the Separate Account on page 25.) A Policy will mature if and when the Insured reaches Attained Age
100. Settlement options other than a lump sum payment may only be made upon written agreement with the Company.


FRC97                                  16

                          PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

      Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and to Insureds of Issue Ages 0 through 70 for simplified issue and to Insureds of Issue Ages 20 through 70 for guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

      The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

PREMIUMS

      The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions on page 19.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

      Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement on page 18.) Premium receipts will be furnished upon request.

      An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

      If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

      Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

      In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

      In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium

FRC97                                  17
be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters on page 28.)

      If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

      Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account on page 23). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

      The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

      During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy on page 16.), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

      The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers on page 15.)

      The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

      Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

      The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction on page 20.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

      If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

      Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

FRC97                                  18

            1. Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

            2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

            3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

      The Policy cannot be reinstated if it has been surrendered.

      The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

      The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction on page 20.)

      The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                              CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

PREMIUM EXPENSE CHARGES

      Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

      Sales Charge. A sales charge not to exceed 5% of each premium payment will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge of 5% in Policy Years one through ten and 2.25% in Policy Years past Policy Year ten. The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

      A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

      To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

      Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.50%. A deduction of 2.5% of the premium is taken from

FRC97                                  19
each premium payment for these taxes. The deduction represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

MONTHLY DEDUCTION

      Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

      Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $4 per month for all Policy Months. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

      The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

      Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

      The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, duration, rate class, and sex (except for Policies sold in Montana, (See Unisex Requirements Under Montana Law on page 31.) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

      The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and to guaranteed issue underwriting.

      Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy.

      The Company issues Policies on three underwriting bases: a full underwriting basis, a simplified underwriting basis, and a guaranteed underwriting basis. Policies receiving a full underwriting basis are issued in six rate classes: preferred non-smoker, preferred smoker, standard non-smoker, standard smoker, substandard non-smoker and substandard smoker. Policies underwritten on a simplified issue basis are issued in standard smoker/non-smoker rate classes and substandard smoker/non-smoker rate classes. Policies underwritten on a guaranteed issue basis are only issued in guaranteed issue smoker and guaranteed issue non-smoker rate classes. All other things being equal, Policies issued on a

FRC97                                  20
guaranteed issue basis will have higher cost of insurance rates than Policies issued on a simplified issue or fully underwritten basis. Generally, Policies underwritten on a simplified issue basis will have the same cost of insurance rates as those subject to full underwriting (except to the extent that a Policy underwritten on a simplified issue basis may have received a preferred rate class had it been fully underwritten). Similarly, for Policies issued on the same underwriting basis, all other things being equal, standard rate classes pay a higher cost of insurance rate than preferred rate classes and substandard rate classes pay a higher cost of insurance rate than standard rate classes.

      For Policies fully underwritten or underwritten on a simplified issue basis that receive a standard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female 1980 CSO Mortality Tables (1980 CSO Table A and 1980 CSO Table G), age nearest birthday. For Policies issued on a guaranteed issue basis, the guaranteed cost of insurance rates are equal to 125% of the rates set forth in the smoker/ non-smoker 1980 CSO Mortality Tables (1980 CSO Table SB and 1980 CSO Table NB), age nearest birthday.

      The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in the Face Amount, a net amount at risk will be calculated separately for the initial Face Amount and for each increase in Face Amount. If Death Benefit Option A or Death Option C is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

      Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits on page 27.)

CONTINGENT DEFERRED SALES CHARGE (CDSC)

      For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a pro rata surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event ( a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

      The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

      Calculation of Charge. If a Policy is surrendered, the charge will be the Contingent Deferred Sales Charge Percentage multiplied by 4.0% of premiums paid since issue.

      The Contingent Deferred Sales Charge Percentage is shown in the following table:

              CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE
        IF SURRENDER OR LAPSE                      THE FOLLOWING PERCENTAGE
      OCCURS IN THE LAST MONTH                    OF THE 4% SURRENDER CHARGE
         OF POLICY YEAR:<F*>                       WILL BE PAYABLE:<F*><F*>
            1 through 5                                       100%
            6                                                  80%
            7                                                  60%
            8                                                  40%
            9                                                  20%
            10 and later                                        0%

                                 ------------------

FRC97                                  21



    <F*> In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

<F*><F*> For male issue ages 75 through 80 and female issue ages 77 through
         80, the Contingent Deferred Sales Charge Percentage grades to 0% in less than ten years.

      Charge Assessed Upon Partial Withdrawals or Pro Rata Surrender. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or pro rata surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

      Reduction of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

      Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

SEPARATE ACCOUNT CHARGES

      Mortality and Expense Risk Charge. General American will deduct a daily charge from the Separate Account at the rate of .0019111% of the average net assets of each Division of the Separate Account which equals an effective annual rate of .70% of those net assets. This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

      The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

      Fund Expenses. The value of the net assets of the Separate Account will reflect the investment management and advisory fees and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment management and advisory fees and other expenses incurred by Russell Insurance Funds and the Capital Company.

      No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters on page 28.)

                                   DIVIDENDS

      The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's cash value, the Company expects little or no divisible surplus to be credited to a Policy.

FRC97                                  22

      Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

      Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

      Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby, authorizing the distribution of the annual dividend.

      An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

      Dividend Option A: Cash. The amount of the dividend will be paid in cash.

      Dividend Option B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of the Net Premium.

                               THE GENERAL ACCOUNT

      Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

      The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

      At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner

FRC97                                  23
to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

      The Loan Account is part of the General Account.

THE POLICY

      This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

GENERAL ACCOUNT BENEFITS

      If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, pro rata surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

GENERAL ACCOUNT CASH VALUE

      Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

      General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, pro rata surrenders, surrender charges or transfers to the Separate Account.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

      After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, (b) $5,000, or (c) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

      Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

      Policy Loans may also be made from the Policy's Cash Value in the General Account.

      Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters on page 28.)


FRC97                                  24

      No transfer charge currently is imposed on transfers to or from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and pro rata surrenders will result in the imposition of the applicable surrender charge.

      Transfers, surrenders, partial withdrawals and pro rata surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                                 GENERAL MATTERS

POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company usually pays amounts payable on partial withdrawal, pro rata surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, pro rata surrender, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

      Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

THE CONTRACT

      The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

      The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

BENEFICIARY

      The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

FRC97                                  25

      The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

CHANGE OF OWNER OR BENEFICIARY

      The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

POLICY CHANGES

      The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in a Policy not satisfying the definition of life insurance under the Internal Revenue Code of 1986 or any applicable successor provision thereto.

CONFORMITY WITH STATUTES

      If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

CLAIMS OF CREDITORS

      To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY

      The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

ASSIGNMENT

      The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

SUICIDE

      Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial

FRC97                                  26
withdrawals and outstanding Indebtedness subject to certain limitations, if the Insured, while sane or insane, dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

      If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

      If the age or sex (except any Policies sold in Montana; see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

      Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

CHANGE IN RATE CLASS

      Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. Upon receipt of the forms requested for a Non-Smoker risk classification and proof satisfactory to the Company, the Rate Class will be Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

ADDITIONAL INSURANCE BENEFITS

      Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction on page 20.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

      Waiver of Monthly Deduction Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

      Waiver of Specified Premium Rider. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

      Increasing Benefit Rider. Allows the Owner to increase the Face Amount of the Policy without evidence of insurability. The increase is made on each Policy Anniversary.

RECORDS AND REPORTS

      The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for Russell Insurance Funds and the Capital Company and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, pro rata surrenders, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

      An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

FRC97                                  27

                           DISTRIBUTION OF THE POLICY

      The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

      Writing agents will receive commissions based on a commission schedule and rules. The maximum agent first-year commissions equal 7.50% of target premiums paid in Policy Year 1. In renewal years, the maximum agent commissions equal 4.0% of premiums paid in years 2 through 10. A maximum 2.50% of premium service fee is paid after Policy year 10. For Policy years after Policy Year 1, a maximum commission of .20% of the average monthly Cash Value for each Policy Year is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies. The general agent commission schedules and rules differ for different types of agency contracts. Walnut Street receives no administrative fees, management fees, or other fees from sales of the Policy.

                                FEDERAL TAX MATTERS

INTRODUCTION

      The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

      Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

      With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

      If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

      Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Russell Insurance Funds or the Capital Company it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

FRC97                                  28

      The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

      The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

      1. Tax Treatment of Policy Benefits. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

      Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

      A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

      Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract." However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

      2. Modified Endowment Contracts. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

FRC97                                  29

      In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

      Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

      Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

      3. Distributions from Policies Classified as Modified Endowment Contract. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 591/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

      4. Distributions From Policies Not Classified as Modified Endowment Contract. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

      Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead. such loans are treated as indebtedness of the Owner.

      Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

      Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

FRC97                                  30

      If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

      5. Policy Loan Interest. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

      6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

      7. Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

      8. Possible Charge for Taxes. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                      UNISEX REQUIREMENTS UNDER MONTANA LAW

      The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

      General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                   VOTING RIGHTS

      Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

      The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

FRC97                                  31

      The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

      Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

      Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                         STATE REGULATION OF THE COMPANY

      The Company, a mutual life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

      In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

FRC97                                  32

                                             MANAGEMENT OF THE COMPANY
                                                           PRINCIPAL OCCUPATION (S)
             NAME                                         DURING PAST FIVE YEARS<F*>
             ----                                         --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------
Richard A. Liddy                          Chairman, President and CEO, 1/95-present; Chairman of the Executive Committee,
                                          5/92-present.  Formerly President and CEO, 5/92-1/95; President and Chief Operating
                                          Officer, 5/88-5/92.

Robert J. Banstetter, Sr.                 Vice President, General Counsel and Secretary, 2/91-present.
                                          Formerly Vice President and General Counsel, 1/83-2/91.

John W. Barber                            Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux                       Vice President-Sales and Marketing, 10/96-present.  Formerly
                                          Vice President-Group Field Accounts, 4/87-10/96.

E. Thomas Hughes                          Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                          Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia                      Vice President-Group Executive Accounts, 3/92-present. Formerly
                                          Vice President-Group Operations,  5/84-2/92.

George T. Lacy                            Vice President-Group Field Sales, 6/83-present.

Barbara L. Snyder                         Vice President-Product Division, 4/95-present.  Formerly Vice
                                          President and Chief Actuary, American Bankers Insurance
                                          Company, Miami, FL.

Warren J. Winer                           Executive Vice President-Group Life and Health, 8/95-present.
                                          Formerly Managing Director, William M. Mercer, Inc., 7/93-8/95;
                                          President and Chief Operating Officer, W. F. Corroon, 1986-7/93.

Bernard H. Wolzenski                      Executive Vice President-Individual Insurance, 10/91-present.
                                          Formerly Vice President-Life Product Management, 5/86-10/91.

A. Greig Woodring                         President and Chief Executive Officer, Reinsurance Group of
                                          America, 12/92-present.  Executive Vice President-Reinsurance,
                                          3/90-present.

<F*>       All positions listed are with General American unless otherwise indicated.
<F*><F*>   The principal business address of Messrs. Banstetter, Hughes, and Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Lacy, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge
           Center Drive, Suite 300, St. Louis, Missouri 63141.

FRC97                                  33




                                                           PRINCIPAL OCCUPATION (S)
             NAME                                         DURING PAST FIVE YEARS<F*>
             ----                                         --------------------------

DIRECTORS
---------
August A. Busch III                       Chairman of the Board and President, Anheuser-Busch Companies,
Anheuser-Busch Companies, Inc.            Inc., (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                      Retired Chairman and Chief Executive Officer, Union Electric
Union Electric Company                    Company (electric utility business). Prior to 1993, Chairman
P.O. Box 149                              and Chief Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                          Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                         Past President, Edison Brothers Stores, Inc. (retail specialty
Edison Brothers Stores, Inc.              stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                          Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                         Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                              (motivation, travel, communications, training and marketing
1375 North Highway Drive                  research business).
Fenton, Missouri 63099



Craig D. Schnuck                          Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                     (retail supermarket chain).  Prior to 1991, President and Chief
11420 Lackland Road                       Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                        Chairman, Chief Executive Officer and President, Ralston Purina
Ralston Purina Company                    Company (pet food, batteries, and bread business); Chairman,
Checkerboard Square                       Ralcorp Holdings, Inc. (ready-to-eat cereal, baby food, ski
St. Louis, Missouri 63164                 resorts).

Andrew C. Taylor                          Chief Executive Officer and President, Enterprise Rent-A-Car
Enterprise Rent-A-Car                     (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105

FRC97                                  34




                                                           PRINCIPAL OCCUPATION (S)
             NAME                                         DURING PAST FIVE YEARS<F*>
             ----                                         --------------------------

DIRECTORS (CONTINUED)
---------------------

H. Edwin Trusheim                         Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                          Principal, Edward Jones (investments).  Prior to 1993, Dean, the
Edward Jones                              John M. Olin School of Business, Washington University
12555 Manchester                          (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.                  Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                          (chemicals diversified industry, pharmaceuticals, life science
800 North Lindbergh                       products, and food ingredients business). Prior to 1993, Vice
St. Louis, Missouri  63167                President, Public Policy.

Ted C. Wetterau                           President, Wetterau Associates, L.L.C.  Retired Chairman and
Wetterau Associates, L.L.C.               Chief Executive Officer, Wetterau Incorporated  (retail and
7700 Bonhomme, Suite 750                  wholesale grocery, manufacturing business).
St. Louis, Missouri  63105

<F*>  All positions listed are with General American unless otherwise indicated.

FRC97                                  35

                                   LEGAL MATTERS

      All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                                  LEGAL PROCEEDINGS

      There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                       EXPERTS

      The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

      The report of KPMG Peat Marwick LLP covering the December 31, 1996 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

      Actuarial matters included in this Prospectus have been examined by Shashikant Bhav, FSA, MAAA,Executive Director and Associate Actuary, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

      A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

      The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the five Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

FRC97                                  36

                       INDEPENDENT AUDITORS' REPORT


The Board of Directors and Contractholders
General American Life Insurance Company:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The investments owned as of December 31, 1996 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, and the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, Special Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, and Gold and Natural Resources Fund Divisions of General American Separate Account Eleven as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP


St. Louis, Missouri
February 14, 1997

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996

                                              S & P 500        MONEY           BOND          MANAGED          ASSET
                                                INDEX          MARKET          INDEX         EQUITY         ALLOCATION
                                          FUND DIVISION<F*> FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                          ----------------- -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $14,490,435     $ 8,200,563    $ 6,766,875    $ 2,790,019     $ 8,056,468
                                             -----------     -----------    -----------    -----------     -----------

     Total assets                             14,490,435       8,200,563      6,766,875      2,790,019       8,056,468
                                             -----------     -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               7,303          38,137          3,293         20,163          21,792
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 5,316,476     $   940,245    $ 1,397,307    $ 2,130,543     $ 6,811,743
  Individual Variable General Select Plus
   cash value invested in Separate Account     7,147,078       5,740,881      5,061,218        413,080         901,156
  Individual Variable Universal Life-100
   cash value invested in Separate Account     2,019,578       1,481,300        305,057        226,233         321,777
                                             -----------     -----------    -----------    -----------     -----------

     Total net assets                        $14,483,132     $ 8,162,426    $ 6,763,582    $ 2,769,856     $ 8,034,676
                                             ===========     ===========    ===========    ===========     ===========

Total units held - VUL-95                        195,587          58,805         71,443         91,667         274,368
Total units held - VGSP                          407,634         494,355        422,341         25,596          61,197
Total units held - VUL-100                       122,221         134,892         25,326         14,277          21,970

VUL-95 Net unit value                        $     27.18     $     15.99    $     19.56    $     23.24     $     24.83
VGSP Net unit value                          $     17.53     $     11.61    $     11.98    $     16.14     $     14.73
VUL-100 Net unit value                       $     16.52     $     10.98    $     12.05    $     15.85     $     14.65

Cost of investments                          $12,508,220     $ 8,457,415    $ 7,001,534    $ 2,673,250     $ 7,398,734


<F*> This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                                                                                                            (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 1996
                                            INTERNATIONAL     SPECIAL
                                               EQUITY         EQUITY      EQUITY-INCOME     GROWTH         OVERSEAS
                                            FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION   FUND DIVISION
                                            -------------  -------------  -------------  -------------   -------------
Assets:
  Investments in General American
   Capital Company, at market value
   (see Schedule of Investments):            $ 6,792,249    $ 4,089,552    $         0    $         0     $         0
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):                      0              0     10,317,272     13,347,649       5,440,850
  Receivable from General American
   Life Insurance Company                              0              0         35,536         22,963           5,080
                                             -----------    -----------    -----------    -----------     -----------

     Total assets                              6,792,249      4,089,552     10,352,808     13,370,612       5,445,930
                                             -----------    -----------    -----------    -----------     -----------

Liabilities:
  Payable to General American Life
   Insurance Company                               2,851          4,375              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total net assets represented by:
  Individual Variable Universal Life cash
   value invested in Separate Account        $ 2,554,237    $ 2,878,175    $ 5,046,288    $ 6,456,539     $ 3,171,627
  Individual Variable General Select Plus
   cash value invested in Separate Account       604,901        748,827      2,820,807      3,877,999       1,603,303
  Individual Variable Universal Life-100
   cash value invested in Separate Account       488,644        458,175      2,485,713      3,036,074         671,000
  General American Life Insurance
   Company seed money                          3,141,616              0              0              0               0
                                             -----------    -----------    -----------    -----------     -----------

     Total net assets                        $ 6,789,398    $ 4,085,177    $10,352,808    $13,370,612     $ 5,445,930
                                             ===========    ===========    ===========    ===========     ===========

Total units held - VUL-95                        164,557        185,140        287,907        367,037         202,771
Total units held - VGSP                           45,125         48,209        160,791        233,747         114,696
Total units held - VUL-100                        42,748         32,239        163,860        198,998          55,007
Total units held - Seed Money                    200,000              0              0              0               0

VUL-95 Net unit value                        $     15.52    $     15.55    $     17.53    $     17.59     $     15.64
VGSP Net unit value                          $     13.41    $     15.53    $     17.54    $     16.59     $     13.98
VUL-100 Net unit value                       $     11.43    $     14.21    $     15.17    $     15.26     $     12.20

Cost of investments                          $ 6,523,918    $ 4,065,431    $ 8,788,329    $11,308,224     $ 4,801,413


See accompanying notes to the financial statements.                                                         (continued)

                               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                 STATEMENTS OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 1996

                                               ASSET                  HIGH                GOLD & NATURAL
                                              MANAGER                INCOME               RESOURCES FUND
                                           FUND DIVISION          FUND DIVISION              DIVISION
                                           -------------          -------------           --------------
Assets:
  Investments in Variable Insurance
   Products Fund, at market value
   (see Schedule of Investments):            $       0             $ 1,190,177               $       0
  Investments in Variable Insurance
   Products Fund II, at market value
   (see Schedule of Investments):              276,901                       0                       0
  Investments in Van Eck Worldwide
   Insurance Trust at market value
   (see Schedule of Investments):                    0                       0                 186,275
  Receivable from General American
   Life Insurance Company                            0                     854                      44
                                             ---------             -----------               ---------

     Total assets                              276,901               1,191,031                 186,319
                                             ---------             -----------               ---------

Liabilities:
  Payable to General American Life
   Insurance Company                               437                       0                       0
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total net assets represented by:
  Individual Variable Universal Life
   cash value invested in Separate Account   $  17,461             $   260,284               $  68,992
  Individual Variable General Select Plus
   cash value invested in Separate Account      51,077                 448,378                  48,169
  Individual Variable Universal Life-100
   cash value invested in Separate Account     207,926                 482,369                  69,158
                                             ---------             -----------               ---------

     Total net assets                        $ 276,464             $ 1,191,031               $ 186,319
                                             =========             ===========               =========

Total units held - VUL-95                        1,443                  21,331                   5,927
Total units held - VGSP                          4,211                  36,657                   4,130
Total units held - VUL-100                      17,193                  39,563                   5,945

VUL-95 Net unit value                        $   12.10             $     12.09               $   11.64
VGSP Net unit value                          $   12.13             $     12.23               $   11.66
VUL-100 Net unit value                       $   12.09             $     12.19               $   11.63

Cost of investments                          $ 257,108             $ 1,133,115               $ 182,929

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95          $  (38,288)    (31,973)    (25,046)     (8,690)    (13,058)    (14,631)
  Mortality and expense charges - VGSP               (16,887)     (3,459)     (1,323)    (21,323)     (8,747)     (2,628)
  Mortality and expense charges - VUL-100             (9,712)       (233)          0     (10,113)     (1,350)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (64,887)    (35,665)    (26,369)    (40,126)    (23,155)    (17,259)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   435,253     128,459     113,854     363,544     231,929      64,413
  Realized gain on sales                             244,401     339,252      62,974      14,173      65,400      14,509
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 679,654     467,711     176,828     377,717     297,329      78,922
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              851,246     (10,068)    133,360    (158,740)    (31,189)    (40,988)
  Unrealized gain (loss) on investments,
    end of period                                  1,982,215     851,246     (10,068)   (256,852)   (158,740)    (31,189)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments     1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain on investments                      1,810,623   1,329,025      33,400     279,605     169,778      88,721
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase in net assets resulting
  from operations                                 $1,745,736  $1,293,360  $    7,031  $  239,479  $  146,623  $   71,462
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.
<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                         MANAGED EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (11,376)    (18,478)    (19,171)    (16,463)    (16,717)    (16,186)
  Mortality and expense charges - VGSP               (10,234)       (153)        (19)     (1,751)       (208)        (43)
  Mortality and expense charges - VUL-100             (1,802)        (24)          0      (1,080)        (40)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (23,412)    (18,655)    (19,190)    (19,294)    (16,965)    (16,229)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   496,106      70,070     253,405     292,621     193,544     309,279
  Realized gain (loss) on sales                      (15,797)    (31,850)        756      11,431      (1,087)     10,562
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments                 480,309      38,220     254,161     304,052     192,457     319,841
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                               19,005    (313,506)     32,498     (26,912)   (408,116)    (14,824)
  Unrealized gain (loss) on investments,
    end of period                                   (234,659)     19,005    (313,506)    116,769     (26,912)   (408,116)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (253,664)    332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 226,645     370,731     (91,843)    447,733     573,661     (73,451)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets
 resulting from operations                        $  203,233  $  352,076  $ (111,033) $  428,439  $  556,696  $  (89,680)
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income<F**>                            $   --      $   --      $   --      $   --      $   --      $   --
Expenses:
  Mortality and expense charges - VUL-95             (52,462)    (46,892)    (34,698)    (19,773)    (13,991)     (8,440)
  Mortality and expense charges - VGSP                (5,214)     (5,214)     (6,461)     (3,014)     (2,260)     (1,125)
  Mortality and expense charges - VUL-100             (1,078)        (10)          0      (2,475)        (66)          0
  Administrative expense charges - Seed Money              0           0           0     (25,684)    (23,784)    (23,655)
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment expense                               (58,754)    (52,116)    (41,159)    (50,946)    (40,101)    (33,220)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   554,498     474,238     436,647     164,186     514,927     329,985
  Realized gain (loss) on sales                       36,291     131,272     (20,756)     43,830      41,508      71,523
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                590,789     605,510     415,891     208,016     556,435     401,508
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                              197,823    (765,423)   (146,386)     40,286     198,307     400,379
  Unrealized gain (loss) on investments,
    end of period                                    657,734     197,823    (765,423)    268,331      40,286     198,307
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,050,700   1,568,756    (203,146)    436,061     398,414     199,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net
 assets resulting from operations                 $  991,946  $1,516,640  $ (244,305) $  385,115  $  358,313  $  166,216
                                                  ==========  ==========  ==========  ==========  ==========  ==========


<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income<F**>                            $   --      $   --      $   --      $    9,260  $   94,314  $   36,567

Expenses:
  Mortality and expense charges - VUL-95             (21,527)    (16,741)     (9,881)    (38,120)    (24,157)     (9,487)
  Mortality and expense charges - VGSP                (4,349)     (3,645)     (1,556)    (13,918)     (6,731)     (1,631)
  Mortality and expense charges - VUL-100             (2,084)        (72)          0     (10,210)       (378)          0
  Administrative expense charges - Seed Money         (5,213)    (11,191)     (9,556)          0           0           0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (33,173)    (31,649)    (20,993)    (62,248)    (31,266)    (11,118)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (33,173)    (31,649)    (20,993)    (52,988)     63,048      25,449
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
  Realized gain from distributions                   805,221     210,225      62,272     265,454     125,686      31,411
  Realized gain on sales                             417,832     121,217      16,038     130,118      67,467       8,414
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:              1,223,053     331,442      78,310     395,572     193,153      39,825
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain on investments,
    beginning of period                              464,281      75,550     165,807     868,207      17,485      12,226
  Unrealized gain on investments,
    end of period                                     24,121     464,281      75,550   1,528,943     868,207      17,485
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments      (440,160)    388,731     (90,257)    660,736     850,722       5,259
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments                 782,893     720,173     (11,947)  1,056,308     918,189      13,673
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in net assets resulting
  from operations                                 $  749,720  $  688,524  $  (32,940) $1,003,320  $1,106,923  $   70,533
                                                  ==========  ==========  ==========  ==========  ==========  ==========

<F**>See Note 2C.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                                GROWTH                             OVERSEAS
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Investment income:
  Dividend income                                 $   21,639  $   21,771  $    6,373  $   41,332  $    8,707  $    3,448

Expenses:
  Mortality and expense charges - VUL-95             (51,026)    (34,577)    (13,498)    (24,616)    (17,340)     (8,858)
  Mortality and expense charges - VGSP               (19,582)    (11,893)     (4,366)     (8,371)     (5,232)     (1,870)
  Mortality and expense charges - VUL-100            (14,179)       (439)          0      (3,542)       (152)          0
                                                  ----------  ----------  ----------  ----------  ----------  ----------
    Total expenses                                   (84,787)    (46,909)    (17,864)    (36,529)    (22,724)    (10,728)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         (63,148)    (25,138)    (11,491)      4,803     (14,017)     (7,280)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain (loss) on investments:
  Realized gain from distributions                   546,396           0      67,449      45,464       8,707           0
  Realized gain (loss) on sales                      254,460     176,048      (6,807)     42,658      19,162      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Net realized gain on investments:                800,856     176,048      60,642      88,122      27,869      28,436
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments,
    beginning of period                            1,501,642      51,539      40,113     210,998     (36,045)     23,986
  Unrealized gain (loss) on investments,
    end of period                                  2,039,425   1,501,642      51,539     639,437     210,998     (36,045)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

     Net unrealized gain (loss) on investments       537,783   1,450,103      11,426     428,439     247,043     (60,031)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

      Net gain (loss) on investments               1,338,639   1,626,151       4,619     516,561     266,205     (31,595)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Net increase (decrease) in
 net assets resulting from operations             $1,275,491  $1,601,013  $   60,577  $  521,364  $  260,895  $  (38,875)
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                      STATEMENTS OF OPERATIONS
                                              PERIOD ENDED DECEMBER 31, 1996, and 1995


                                                       ASSET MANAGER           HIGH INCOME        GOLD & NATURAL RESOURCES
                                                       FUND DIVISION           FUND DIVISION           FUND DIVISION
                                                     1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                                  ----------  ----------  ----------  ----------  ----------  -----------
Investment income:
  Dividend income                                 $    2,632  $        0  $   28,732  $        0  $    1,298  $        32

Expenses:
  Mortality and expense charges - VUL-95                (126)         (3)     (1,639)       (122)       (389)          (3)
  Mortality and expense charges - VGSP                  (193)        (20)     (1,456)        (55)       (214)           0
  Mortality and expense charges - VUL-100             (1,031)        (29)     (2,645)        (76)       (410)         (11)
                                                  ----------  ----------  ----------  ----------  ----------  -----------
    Total expenses                                    (1,350)        (52)     (5,740)       (253)     (1,013)         (14)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net investment income (loss)                           1,282         (52)     22,992        (253)        285           18
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net realized gain (loss) on investments:
  Realized gain from distributions                     2,171           0       5,621           0       1,273            0
  Realized gain (loss) on sales                        1,016          13        (202)      1,132       1,682           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

    Net realized gain (loss) on investments:           3,187          13       5,419       1,132       2,955           (5)
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net unrealized gain on investments:
  Unrealized gain on investments,
    beginning of period                                1,779           0       2,337           0         370            0
  Unrealized gain on investments,
    end of period                                     19,793       1,779      57,062       2,337       3,346          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

     Net unrealized gain on investments               18,014       1,779      54,725       2,337       2,976          370
                                                  ----------  ----------  ----------  ----------  ----------  -----------

      Net gain on investments                         21,201       1,792      60,144       3,469       5,931          365
                                                  ----------  ----------  ----------  ----------  ----------  -----------

Net increase in net assets resulting
  from operations                                 $   22,483  $    1,740  $   83,136  $    3,216  $    6,216  $       383
                                                  ==========  ==========  ==========  ==========  ==========  ===========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund began operations on July 19, May 24, and
August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                            S & P 500 INDEX                      MONEY MARKET
                                                            FUND DIVISION<F*>                    FUND DIVISION
                                                 -----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                 -----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                         $   (64,887) $  (35,665) $  (26,369) $  (40,126) $  (23,155) $  (17,259)
  Net realized gain on investments                   679,654     467,711     176,828     377,717     297,329      78,922
  Net unrealized gain (loss) on investments        1,130,969     861,314    (143,428)    (98,112)   (127,551)      9,799
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Net increase in net assets
     resulting from operations                     1,745,736   1,293,360       7,031     239,479     146,623      71,462

  Net deposits into (withdrawals from)
    Separate Account                               8,067,322    (145,477)    571,671   3,557,381   2,340,021     177,261
                                                 -----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         9,813,058   1,147,883     578,702   3,796,860   2,486,644     248,723
  Net assets, beginning of period                  4,670,074   3,522,191   2,943,489   4,365,566   1,878,922   1,630,199
                                                 -----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                      $14,483,132  $4,670,074  $3,522,191  $8,162,426  $4,365,566  $1,878,922
                                                 ===========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                              BOND INDEX                          MANAGED EQUITY
                                                             FUND DIVISION                        FUND DIVISION
                                                  -----------------------------------  ----------------------------------
                                                     1996         1995        1994        1996        1995        1994
                                                  ----------  -----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (23,412) $   (18,655) $  (19,190) $  (19,294) $  (16,965) $  (16,229)
  Net realized gain on investments                   480,309       38,220     254,161     304,052     192,457     319,841
  Net unrealized gain (loss) on investments         (253,664)     332,511    (346,004)    143,681     381,204    (393,292)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Net increase (decrease) in net assets
     resulting from operations                       203,233      352,076    (111,033)    428,439     556,696     (89,680)

  Net deposits into (withdrawals from)
    Separate Account                               5,128,242   (1,271,114)    143,229     436,005    (487,360)    (55,715)
                                                  ----------  -----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net assets              5,331,475     (919,038)     32,196     864,444      69,336    (145,395)
  Net assets, beginning of period                  1,432,107    2,351,145   2,318,949   1,905,412   1,836,076   1,981,471
                                                  ----------  -----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $6,763,582  $ 1,432,107  $2,351,145  $2,769,856  $1,905,412  $1,836,076
                                                  ==========  ===========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994



                                                            ASSET ALLOCATION                  INTERNATIONAL EQUITY
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  ----------------------------------
                                                     1996        1995        1994        1996        1995        1994
                                                  ----------  ----------  ----------  ----------  ----------  ----------

Operations:
  Net investment expense                          $  (58,754) $  (52,116) $  (41,159) $  (50,946) $  (40,101) $  (33,220)
  Net realized gain on investments                   590,789     605,510     415,891     208,016     556,435     401,508
  Net unrealized gain (loss) on investments          459,911     963,246    (619,037)    228,045    (158,021)   (202,072)
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets
   resulting from operations                         991,946   1,516,640    (244,305)    385,115     358,313     166,216

  Net deposits into (withdrawals from)
    Separate Account                               1,086,684    (709,124)    649,032   1,016,960     789,597     775,500
                                                  ----------  ----------  ----------  ----------  ----------  ----------

    Increase in net assets                         2,078,630     807,516     404,727   1,402,075   1,147,910     941,716
  Net assets, beginning of period                  5,956,046   5,148,530   4,743,803   5,387,323   4,239,413   3,297,697
                                                  ----------  ----------  ----------  ----------  ----------  ----------

  Net assets, end of period                       $8,034,676  $5,956,046  $5,148,530  $6,789,398  $5,387,323  $4,239,413
                                                  ==========  ==========  ==========  ==========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)

                                              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF CHANGES IN NET ASSETS
                                           YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994


                                                             SPECIAL EQUITY                      EQUITY-INCOME
                                                             FUND DIVISION                       FUND DIVISION
                                                  ----------------------------------  -----------------------------------
                                                     1996        1995        1994        1996         1995        1994
                                                  ----------  ----------  ----------  -----------  ----------  ----------

Operations:
  Net investment income (loss)                    $  (33,173) $  (31,649) $  (20,993) $   (52,988) $   63,048  $   25,449
  Net realized gain on investments                 1,223,053     331,442      78,310      395,572     193,153      39,825
  Net unrealized gain (loss) on investments         (440,160)    388,731     (90,257)     660,736     850,722       5,259
                                                  ----------  ----------  ----------  -----------  ----------  ----------

   Net increase (decrease) in net assets
    resulting from operations                        749,720     688,524     (32,940)   1,003,320   1,106,923      70,533

   Net deposits into (withdrawals from)
    Separate Account                                (860,933)    229,832   1,309,438    3,869,404   2,068,778   1,686,138
                                                  ----------  ----------  ----------  -----------  ----------  ----------

    Increase (decrease) in net assets               (111,213)    918,356   1,276,498    4,872,724   3,175,701   1,756,671
  Net assets, beginning of period                  4,196,390   3,278,034   2,001,536    5,480,084   2,304,383     547,712
                                                  ----------  ----------  ----------  -----------  ----------  ----------

  Net assets, end of period                       $4,085,177  $4,196,390  $3,278,034  $10,352,808  $5,480,084  $2,304,383
                                                  ==========  ==========  ==========  ===========  ==========  ==========


See accompanying notes to the financial statements.
                                                                                                              (continued)


                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994

                                                                 GROWTH                                  OVERSEAS
                                                              FUND DIVISION                            FUND DIVISION
                                                ---------------------------------------- -----------------------------------------
                                                     1996         1995          1994          1996          1995          1994
                                                ------------ ------------- ------------- ------------- ------------- -------------

Operations:
  Net investment income (loss)                 $    (63,148) $    (25,138) $    (11,491) $      4,803  $    (14,017) $     (7,280)
  Net realized gain on investments                  800,856       176,048        60,642        88,122        27,869        28,436
  Net unrealized gain (loss) on investments         537,783     1,450,103        11,426       428,439       247,043       (60,031)
                                               ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations                     1,275,491     1,601,013        60,577       521,364       260,895       (38,875)

  Net deposits into Separate Account              4,760,220     1,991,002     2,588,073     1,491,289     1,053,659     1,672,381
                                               ------------  ------------  ------------  ------------  ------------  ------------

    Increase in net assets                        6,035,711     3,592,015     2,648,650     2,012,653     1,314,554     1,633,506
  Net assets, beginning of period                 7,334,901     3,742,886     1,094,236     3,433,277     2,118,723       485,217
                                               ------------  ------------  ------------  ------------  ------------  ------------

  Net assets, end of period                    $ 13,370,612  $  7,334,901  $  3,742,886  $  5,445,930  $  3,433,277  $  2,118,723
                                               ============  ============  ============  ============  ============  ============


See accompanying notes to the financial statements.                                                           (continued)




                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                      PERIOD ENDED DECEMBER 31, 1996 AND 1995

                                                     ASSET MANAGER                HIGH INCOME          GOLD & NATURAL RESOURCES
                                                     FUND DIVISION               FUND DIVISION               FUND DIVISION
                                                ----------------------     ------------------------    -----------------------
                                                   1996       1995<F*>        1996        1995<F*>       1996         1995<F*>
                                                ---------    ---------     -----------   ----------    ---------     ---------

Operations:
  Net investment income (loss)                  $   1,282    $    (52)     $    22,992   $    (253)    $     285     $     18
  Net realized gain (loss) on investments           3,187          13            5,419       1,132         2,955           (5)
  Net unrealized gain on investments               18,014       1,779           54,725       2,337         2,976          370
                                                ---------    --------      -----------   ---------     ---------     --------
    Net increase in net assets
      resulting from operations                    22,483       1,740           83,136       3,216         6,216          383

  Net deposits into Separate Account              202,863      49,378          904,946     199,733       170,306        9,414
                                                ---------    --------      -----------   ---------     ---------     --------

    Increase in net assets                        225,346      51,118          988,082     202,949       176,522        9,797
  Net assets, beginning of period                  51,118           0          202,949           0         9,797            0
                                                ---------    --------      -----------   ---------     ---------     --------

  Net assets, end of period                     $ 276,464    $ 51,118      $ 1,191,031   $ 202,949     $ 186,319     $  9,797
                                                =========    ========      ===========   =========     =========     ========

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.

See accompanying notes to the financial statements.

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            SCHEDULE OF INVESTMENTS
                                               DECEMBER 31, 1996
                                                                          No. of Shares          Market Value
                                                                        -----------------      ----------------
S & P 500 Index Fund <F**>
 General American Capital Company<F*>                                        488,464             $14,490,435

Money Market Fund
 General American Capital Company<F*>                                        475,589               8,200,563

Bond Index Fund
 General American Capital Company<F*>                                        318,998               6,766,875

Managed Equity Fund
 General American Capital Company<F*>                                        110,250               2,790,019

Asset Allocation Fund
 General American Capital Company<F*>                                        300,232               8,056,468

International Equity Fund
 General American Capital Company<F*>                                        418,579               6,792,249

Special Equity Fund
 General American Capital Company<F*>                                        249,107               4,089,552

Equity-Income Fund
 Variable Insurance Products Fund                                            490,598              10,317,272

Growth Fund
 Variable Insurance Products Fund                                            428,634              13,347,649

Overseas Fund
 Variable Insurance Products Fund                                            288,792               5,440,850

Asset Manager Fund
 Variable Insurance Products Fund II                                          16,356                 276,901

High Income Fund
 Variable Insurance Products Fund                                             95,062               1,190,177

Gold & Natural Resources Fund
 Van Eck Worldwide Insurance Trust                                            11,141                 186,275

<F*>These funds use consent dividending.  See Note 2C.
<F**>This fund was formerly known as the Equity Index Fund.

See accompanying notes to the financial statements.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 1 - ORGANIZATION

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers three products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), and Variable Universal Life (VUL-100) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into thirteen Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Equity, and the Special Equity Fund Divisions. The funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income, Growth, Overseas, and the High Income Fund Divisions. The fund of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The fund of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, is the Gold and Natural Resources Fund. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.    Investments

      The Separate Accounts' investments in the thirteen Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.    Federal Income Taxes

      Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

C.    Distribution of Income and Realized Capital Gains

      General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. This adjustment has no impact on the net assets of the separate account.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

      The Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust intend to pay out all of its net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

D.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 - POLICY CHARGES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

      Sales Charge:  A sales charge equal to 6% is deducted from each
      -------------
      VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

      Premium Taxes:  Various state and political subdivisions impose a tax
      --------------
      on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, and 2.10% of each VUL-100 premium is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy;
(c) the cost of insurance, and (d) the cost of optional benefits added by rider.

      Administrative Charge:  General American has responsibility for the
      ----------------------
      administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts.

      Insurance Underwriting and Acquisition Expense Charge:  An
      ------------------------------------------------------
      additional administrative charge is deducted from policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

      Cost of Insurance:  The cost of insurance is deducted on each
      ------------------
      monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies
      for each policy month.   The cost of insurance is determined
      separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

      Optional Rider Benefits Charge:  This monthly deduction includes
      -------------------------------
      charges for any additional benefits provided by rider.

      Contingent Deferred Sales Charge:  During the first ten policy
      ---------------------------------
      years for VUL-95 and VGSP, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

      Mortality and Expense Charge:  In addition to the above charges, a
      -----------------------------
      daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, and .002455% for VUL-100 of the net assets of each division of the Separate Account, which equals an annual rate of .85%, .70%, and .90% for VUL-95, VGSP, and VUL-100 respectively. VUL-95, VGSP, and VUL-100 mortality and expense charges for 1996 were $315,392, $106,506, and $60,361, respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES AND MANAGER CHANGES

Effective January 1, 1997, the names, investment objectives and portfolio managers of the underlying General American Capital Company International Equity Fund and the Special Equity Fund changed. In addition, the portfolio manager of the underlying General American Capital Company Managed Equity Fund changed effective March 1, 1997.

The International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company and the management fee for the fund is .50% on the first $10 million in assets, .40% on the balance over $10 million and less than $20 million and .30% on any balance in excess of $20 million.

The Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-based publicly traded companies with "medium market capitalizations". "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of the Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remains unchanged from that of the Special Equity Fund.

On March 1, 1997, the Managed Equity Fund will be managed by Conning Asset Management Company. The management fee will be reduced to .40% on the first $10 million in assets, .30% on the balance over $10 million and less than $30 million, and .25% on the balance in excess of $30 million.

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 5 - PURCHASES AND SALES OF SHARES

During the year ended December 31, 1996, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

              S & P 500       MONEY         BOND        MANAGED       ASSET       INTERNATIONAL    SPECIAL
                INDEX        MARKET         INDEX       EQUITY      ALLOCATION        EQUITY       EQUITY
                FUND          FUND          FUND         FUND          FUND            FUND         FUND
             ----------   -----------    ----------    --------     ----------    -------------   ----------
Purchases    $9,312,469   $20,770,171    $6,181,356    $969,926     $2,265,163    $   1,461,465   $1,931,306
             ==========   ===========    ==========    ========     ==========    =============   ==========
Sales        $  857,995   $16,799,059    $  546,453    $241,099     $  681,085    $     334,947   $2,027,557
             ==========   ===========    ==========    ========     ==========    =============   ==========


During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

           EQUITY-INCOME         GROWTH         OVERSEAS        HIGH INCOME
               FUND               FUND            FUND              FUND
           -------------      -----------      ----------       -----------
Purchases   $4,596,809        $6,161,366       $2,021,322        $1,088,473
            ==========        ==========       ==========        ==========
Sales       $  538,346        $  926,936       $  486,089        $  153,055
            ==========        ==========       ==========        ==========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                       ASSET MANAGER
                           FUND
                       -------------
Purchases                $ 247,326
                         =========
Sales                    $  39,382
                         =========

During the year ended December 31, 1996, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                         GOLD AND NATURAL
                          RESOURCES FUND
                         ----------------
Purchases                   $ 191,637
                            =========
Sales                       $  19,821
                            =========

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             S & P 500 INDEX                    MONEY MARKET
                                                              FUND DIVISION<F*>                 FUND DIVISION
                                                     -------------------------------  ----------------------------------

                                                       1996       1995         1994      1996         1995        1994
                                                     -------    --------     -------  ----------    --------    --------
Variable Universal Life-95:
 Deposits                                             56,960      78,391      78,329      52,946     206,798     326,065
 Withdrawals                                         (32,408)   (101,054)    (61,101)    (79,319)   (215,226)   (343,656)
 Outstanding units, beginning of period              171,035     193,698     176,470      85,178      93,606     111,197
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    195,587     171,035     193,698      58,805      85,178      93,606
                                                     =======    ========     =======  ==========    ========    ========

Variable General Select Plus:
 Deposits                                            376,931      30,100      27,980   1,489,642     344,162     226,931
 Withdrawals                                         (16,019)    (15,451)       (843) (1,173,354)   (215,211)   (184,184)
 Outstanding units, beginning of period               46,722      32,073       4,936     178,067      49,116       6,369
                                                     -------    --------     -------  ----------    --------    --------

 Outstanding units, end of period                    407,634      46,722      32,073     494,355     178,067      49,116
                                                     =======    ========     =======  ==========    ========    ========

Variable Univeral Life-100:<F**>
 Deposits                                            151,173      14,240                 729,350     214,797
 Withdrawals                                         (42,505)       (687)               (698,266)   (110,989)
 Outstanding units, beginning of period               13,553           0                 103,808           0
                                                     -------    --------              ----------    --------

 Outstanding units, end of period                    122,221      13,553                 134,892     103,808
                                                     =======    ========              ==========    ========

<F*> This fund was formerly known as the Equity Index Fund
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                               BOND INDEX                       MANAGED EQUITY
                                                              FUND DIVISION                     FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994       1996        1995        1994
                                                     -------    --------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             20,690      28,341      34,979      22,639      37,042      38,637
 Withdrawals                                         (19,502)   (102,229)    (26,804)    (23,620)    (68,803)    (43,454)
 Outstanding units, beginning of period               70,255     144,143     135,968      92,948     124,409     129,226
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                     71,443      70,255     144,143      91,667      92,648     124,409
                                                     =======    ========     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            422,790       5,765       1,257      20,875       5,835       1,260
 Withdrawals                                          (6,268)     (1,249)        (35)     (1,816)       (595)        (43)
 Outstanding units, beginning of period                5,819       1,303          81       6,537       1,297          80
                                                     -------    --------     -------     -------     -------     -------

 Outstanding units, end of period                    422,341       5,819       1,303      25,596       6,537       1,297
                                                     =======    ========     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             31,945       1,670                  15,297       1,823
 Withdrawals                                          (8,214)        (75)                 (2,675)       (168)
 Outstanding units, beginning of period                1,595           0                   1,655           0
                                                     -------    --------                 -------     -------

 Outstanding units, end of period                     25,326       1,595                  14,277       1,655
                                                     =======    ========                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                  (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                             ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,461      80,183     101,360      60,637      74,018      71,731
 Withdrawals                                         (33,247)    (98,461)    (49,338)    (32,650)    (28,390)    (31,331)
 Outstanding units, beginning of period              240,154     258,432     206,410     136,570      90,942      50,542
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    274,368     240,154     258,432     164,557     136,570      90,942
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             21,668      12,925      18,605      24,970      16,837      18,803
 Withdrawals                                         (18,560)    (31,947)    (43,756)    (12,229)     (6,722)       (730)
 Outstanding units, beginning of period               58,089      77,111     102,262      32,384      22,269       4,196
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     61,197      58,089      77,111      45,125      32,384      22,269
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             23,767       1,072                  46,973       4,468
 Withdrawals                                          (2,830)        (39)                 (7,916)       (777)
 Outstanding units, beginning of period                1,033           0                   3,691           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     21,970       1,033                  42,748       3,691
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0           0           0           0     200,000
 Withdrawals                                               0           0           0           0           0           0
 Outstanding units, beginning of period                    0           0           0     200,000     200,000           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0           0           0     200,000     200,000     200,000
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                              SPECIAL EQUITY                     EQUITY-INCOME
                                                              FUND DIVISION                      FUND DIVISION
                                                     -------------------------------     -------------------------------

                                                       1996       1995         1994        1996        1995        1994
                                                     -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                             67,217      94,909     119,434     100,383     143,543     139,841
 Withdrawals                                         (50,100)    (88,190)    (31,453)    (61,252)    (48,670)    (28,685)
 Outstanding units, beginning of period              168,023     161,304      73,323     248,776     153,903      42,747
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    185,140     168,023     161,304     287,907     248,776     153,903
                                                     =======     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                             17,983      22,352      33,038      95,653      78,040      51,432
 Withdrawals                                         (16,026)    (12,685)     (1,030)    (24,220)    (34,513)    (13,273)
 Outstanding units, beginning of period               46,252      36,585       4,577      89,358      45,831       7,672
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                     48,209      46,252      36,585     160,791      89,358      45,831
                                                     =======     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                             35,395       4,498                 167,806      20,481
 Withdrawals                                          (6,929)       (725)                (22,709)     (1,718)
 Outstanding units, beginning of period                3,773           0                  18,763           0
                                                     -------     -------                 -------     -------

 Outstanding units, end of period                     32,239       3,773                 163,860      18,763
                                                     =======     =======                 =======     =======

General American Life Insurance Company
 seed money:
 Deposits                                                  0           0     100,000           0           0           0
 Withdrawals                                         100,000           0           0           0           0           0
 Outstanding units, beginning of period              100,000     100,000           0           0           0           0
                                                     -------     -------     -------     -------     -------     -------

 Outstanding units, end of period                          0     100,000     100,000           0           0           0
                                                     =======     =======     =======     =======     =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1996, 1995, and 1994:

                                                                  GROWTH                            OVERSEAS
                                                              FUND DIVISION                      FUND DIVISION
                                                    --------------------------------     -------------------------------

                                                      1996         1995        1994        1996        1995        1994
                                                    --------     -------     -------     -------     -------     -------
Variable Universal Life-95:
 Deposits                                            141,831     181,296     202,047      86,129      97,609     116,391
 Withdrawals                                        (101,041)    (80,832)    (42,320)    (57,328)    (42,775)    (31,173)
 Outstanding units, beginning of period              326,247     225,783      66,056     173,970     119,136      33,918
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    367,037     326,247     225,783     202,771     173,970     119,136
                                                    ========     =======     =======     =======     =======     =======

Variable General Select Plus:
 Deposits                                            136,928      90,761      95,218      59,185      46,058      56,343
 Withdrawals                                         (38,737)    (60,661)    (19,705)    (18,099)    (24,367)     (9,246)
 Outstanding units, beginning of period              135,556     105,456      29,943      73,610      51,919       4,822
                                                    --------     -------     -------     -------     -------     -------

 Outstanding units, end of period                    233,747     135,556     105,456     114,696      73,610      51,919
                                                    ========     =======     =======     =======     =======     =======

Variable Univeral Life-100:<F**>
 Deposits                                            213,702      25,375                  59,253       9,829
 Withdrawals                                         (38,214)     (1,865)                (12,929)     (1,146)
 Outstanding units, beginning of period               23,510           0                   8,683           0
                                                    --------     -------                 -------     -------

 Outstanding units, end of period                    198,998      23,510                  55,007       8,683
                                                    ========     =======                 =======     =======

<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996

NOTE 6 - ACCUMULATION UNIT ACTIVITY, (CONTINUED)

The following is a summary of the accumulation unit activity for the year ended December 31, 1996, and the period ended December 31, 1995:

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                       1996       1995<F*>     1996      1995<F*>      1996       1995<F*>
                                                      ------      --------    ------     --------     ------      --------
Variable Universal Life-95:
 Deposits                                              1,196         331      18,576       6,217       6,777         135
 Withdrawals                                             (80)         (4)     (3,225)       (237)       (976)         (9)
 Outstanding units, beginning of period                  327           0       5,980           0         126           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      1,443         327      21,331       5,980       5,927         126
                                                      ======       =====      ======       =====      ======         ===

Variable General Select Plus:
 Deposits                                              4,133       1,534      32,705       6,436       4,222           0
 Withdrawals                                          (1,450)         (6)     (2,369)       (115)        (92)          0
 Outstanding units, beginning of period                1,528           0       6,321           0           0           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                      4,211       1,528      36,657       6,321       4,130           0
                                                      ======       =====      ======       =====      ======         ===

Variable Univeral Life-100:<F**>
 Deposits                                             17,799       3,044      41,415       6,662       6,746         890
 Withdrawals                                          (3,550)       (100)     (8,355)       (159)     (1,660)        (31)
 Outstanding units, beginning of period                2,944           0       6,503           0         859           0
                                                      ------       -----      ------       -----      ------         ---

 Outstanding units, end of period                     17,193       2,944      39,563       6,503       5,945         859
                                                      ======       =====      ======       =====      ======         ===

<F*> The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
     began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements or Changes in Net Assets.

Variable Universal Life-95:
---------------------------

                                                              S & P 500 INDEX                        MONEY MARKET
                                                             FUND DIVISION<F*>                       FUND DIVISION
                                                  ------------------------------------   -------------------------------------
                                                     1996          1995         1994       1996         1995          1994
                                                  ----------   -----------   ---------   ---------   -----------   -----------
Total gross deposits                              $1,063,999   $   919,322   $ 712,059   $ 575,302   $ 2,001,421   $ 4,699,999
Transfers between fund divisions and
 General American                                    139,650       472,868      (7,433)   (728,445)   (1,597,558)   (3,475,334)
Surrenders and withdrawals                           (82,719)   (1,380,995)   (162,056)   (107,442)     (346,828)     (274,623)
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,120,930        11,195     542,570    (260,585)       57,035       950,042
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Deductions:
 Premium load charges                                 84,266        82,459      83,216      46,330       194,508       398,298
 Cost of insurance and administrative expenses       430,221       435,147     418,871     105,165       329,711       819,312
                                                  ----------   -----------   ---------   ---------   -----------   -----------

    Total deductions                                 514,487       517,606     502,087     151,495       524,219     1,217,610
                                                  ----------   -----------   ---------   ---------   -----------   -----------

Net deposits into (withdrawals from)
 Separate Account                                 $  606,443   $  (506,411)  $  40,483   $(412,080)  $  (467,184)  $  (267,568)
                                                  ==========   ===========   =========   =========   ===========   ===========

<F*>This fund was formerly known as the Equity Index Fund.

                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)

Variable Universal Life-95:
---------------------------

                                                                BOND INDEX                           MANAGED EQUITY
                                                               FUND DIVISION                         FUND DIVISION
                                                  ------------------------------------   ---------------------------------
                                                     1996          1995        1994         1996       1995        1994
                                                  ----------   -----------   ---------   ---------   ---------   ---------
Total gross deposits                              $  321,458   $   421,967   $ 496,821   $ 395,649   $ 465,063   $ 552,307
Transfers between fund divisions and
 General American                                     20,627        62,346     (54,209)   (120,443)   (121,086)   (157,877)
Surrenders and withdrawals                          (171,083)   (1,586,477)    (64,076)    (83,215)   (647,675)   (144,799)
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                   171,002    (1,102,164)    378,536     191,991    (303,698)    249,631
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Deductions:
 Premium load charges                                 25,685        32,747      40,004      31,741      38,137      47,457
 Cost of insurance and administrative expenses       119,034       206,477     207,751     187,326     234,100     270,685
                                                  ----------   -----------   ---------   ---------   ---------   ---------

  Total deductions                                   144,719       239,224     247,755     219,067     272,237     318,142
                                                  ----------   -----------   ---------   ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $   26,283   $(1,341,388)  $ 130,781   $ (27,076)  $(575,935)  $ (68,511)
                                                  ==========   ===========   =========   =========   =========   =========

                                                              (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                             ASSET ALLOCATION                   INTERNATIONAL EQUITY
                                                               FUND DIVISION                       FUND DIVISION
                                                  --------------------------------------  ---------------------------------
                                                     1996          1995          1994       1996        1995        1994
                                                  ----------   -----------   -----------  ---------   ---------   ---------
Total gross deposits                              $1,478,021   $ 1,361,239   $ 1,682,596  $ 657,882   $ 635,309   $ 608,033
Transfers between fund divisions and
 General American                                    (26,293)      (10,959)       83,984    132,812     302,360     246,711
Surrenders and withdrawals                          (117,682)   (1,175,619)     (186,438)  (102,036)    (45,598)    (44,700)
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                 1,334,046       174,661     1,580,142    688,658     892,071     810,044
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Deductions:
 Premium load charges                                113,909       115,321       130,253     52,174      54,639      48,119
 Cost of insurance and administrative expenses       467,810       559,425       604,611    215,112     211,351     197,926
                                                  ----------   -----------   -----------  ---------   ---------   ---------

    Total deductions                                 581,719       674,746       734,864    267,286     265,990     246,045
                                                  ----------   -----------   -----------  ---------   ---------   ---------

Net deposits into (withdrawals from)
 Separate Account                                 $  752,327   $  (500,085)  $   845,278  $ 421,372   $ 626,081   $ 563,999
                                                  ==========   ===========   ===========  =========   =========   =========

                                                                 (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                     SPECIAL EQUITY                          EQUITY-INCOME
                                                     FUND DIVISION                           FUND DIVISION
                                         --------------------------------------    --------------------------------------
                                             1996          1995         1994           1996         1995         1994
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits                     $   927,388    $  713,819  $   746,886    $ 1,399,658   $ 1,217,315  $   783,048
Transfers between fund
 divisions and General
 American                                   (325,567)     (319,339)     562,587         10,733       565,593      832,642
Surrenders and withdrawals                   (74,752)      (35,191)     (53,731)      (186,491)      (37,075)     (20,500)
Seed withdrawals <F*>                     (1,494,837)            0            0              0             0            0
                                         -----------    ----------  -----------    -----------   -----------  -----------
Total gross deposits, transfers,
 and surrenders between fund divisions      (967,768)      359,289    1,255,742      1,223,900     1,745,833    1,595,190
                                         -----------    ----------  -----------    -----------   -----------  -----------

Deductions:
 Premium load charges                         73,857        57,765       62,347        111,476       101,562       59,726
 Cost of insurance and administrative
  expenses                                   224,222       228,560      231,519        473,165       406,596      287,052
                                         -----------    ----------  -----------    -----------   -----------  -----------
  Total deductions                           298,079       286,325      293,866        584,641       508,158      346,778
                                         -----------    ----------  -----------    -----------   -----------  -----------
Net deposits into (withdrawals from)
 Separate Account                        $(1,265,847)   $   72,964  $   961,876    $   639,259   $ 1,237,675  $ 1,248,412
                                         ===========    ==========  ===========    ===========   ===========  ===========


<F*> Represents funds distributed to General American Life Insurance Company in repayment of seed money used to start the Special Equity Fund in 1993.

                                                                   (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT,
(CONTINUED)


Variable Universal Life-95:
--------------------------

                                                          GROWTH                                OVERSEAS
                                                      FUND DIVISION                           FUND DIVISION
                                         --------------------------------------   ---------------------------------------
                                             1996          1995        1994          1996            1995        1994
                                         ------------  -----------  -----------   -----------    -----------  -----------
Total gross deposits                     $ 2,077,054   $ 1,771,614  $ 1,291,793   $ 1,128,054    $   978,388  $   795,752
Transfers between fund divisions and
 General American                           (252,029)      348,401    1,055,928      (173,088)       156,839      677,421
Surrenders and withdrawals                  (286,745)      (61,341)     (16,988)     (163,405)       (33,911)      (5,052)
                                         -----------   -----------  -----------   -----------    -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions         1,438,280     2,058,674    2,330,733       791,561      1,101,316    1,468,121
                                         -----------   -----------  -----------   -----------    -----------  -----------
Deductions:
 Premium load charges                        165,735       145,300      104,397        89,820         79,076       65,305
 Cost of insurance and administrative
  expenses                                   610,838       588,684      439,902       289,700        317,551      278,619
                                         -----------   -----------  -----------   -----------    -----------  -----------
  Total deductions                           776,573       733,984      544,299       379,520        396,627      343,924
                                         -----------   -----------  -----------   -----------    -----------  -----------
Net deposits into Separate Account       $   661,707   $ 1,324,690  $ 1,786,434   $   412,041    $   704,689  $ 1,124,197
                                         ===========   ===========  ===========   ===========    ===========  ===========

                                                                    (continued)

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable Universal Life-95:
--------------------------

                                                   ASSET MANAGER          HIGH INCOME       GOLD & NATURAL RESOURCES
                                                   FUND DIVISION         FUND DIVISION           FUND DIVISION
                                               --------------------   --------------------  ------------------------
                                                1996       1995<F*>     1996       1995<F*>     1996       1995<F*>
                                               -------     --------   --------     -------     -------     -------
Total gross deposits                           $ 3,210      $   24    $ 47,325     $ 6,373     $ 7,990     $ 1,007
Transfers between fund
 divisions and General American                 10,046       3,317     146,648      59,489      63,119         387
                                               -------      ------    --------     -------     -------     -------
Total gross deposits, transfers,
 and surrenders between fund
 divisions                                      13,256       3,341     193,973      65,862      71,109       1,394
                                               -------      ------    --------     -------     -------     -------

Deductions:
 Premium load charges                              248           3       3,747         499         595          81
 Cost of insurance and administrative expenses     896          39      16,948       2,512       3,272          87
                                               -------      ------    --------     -------     -------     -------

    Total deductions                             1,144          42      20,695       3,011       3,867         168
                                               -------      ------    --------     -------     -------     -------

Net deposits into  Separate Account            $12,112      $3,299    $173,278     $62,851     $67,242     $ 1,226
                                               =======      ======    ========     =======     =======     =======

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
    began operations on July 19, May 24, and August 9, 1995, respectively.
                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       S & P 500 INDEX                       MONEY MARKET
                                                      FUND DIVISION<F*>                      FUND DIVISION
                                            ----------------------------------   ----------------------------------------

                                               1996         1995        1994         1996          1995          1994
                                            ----------    --------    --------   ------------   -----------   -----------
Total gross deposits                        $  475,955    $ 47,504    $453,179   $ 18,203,638   $ 3,333,097   $ 2,408,387
Transfers between fund divisions
 and General American                        5,512,487     182,278     116,566    (13,115,248)   (1,350,435)   (1,573,558)
Surrenders and withdrawals                     (28,210)    (15,259)     (1,470)       (15,934)      (10,440)            0
                                            ----------    --------    --------   ------------   -----------   -----------

Total gross deposits, transfers, and
 surrenders between fund divisions           5,960,232     214,523     568,275      5,072,456     1,972,222       834,829
                                            ----------    --------    --------   ------------   -----------   -----------

Deductions:
 Premium load charges                           35,750      11,884      15,406      1,315,430       232,745       181,024
 Cost of insurance and administrative
  expenses                                      63,207      21,050      21,681        126,052        88,973       208,976
                                            ----------    --------    --------   ------------   -----------   -----------

  Total deductions                              98,957      32,934      37,087      1,441,482       321,718       390,000
                                            ----------    --------    --------   ------------   -----------   -----------

Net deposits into Separate Account          $5,861,275    $181,589    $531,188   $  3,630,974   $ 1,650,504   $   444,829
                                            ==========    ========    ========   ============   ===========   ===========

<F*> This fund was formerly known as the Equity Index Fund.
                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)

Variable General Select Plus:
-----------------------------

                                                         BOND INDEX                       MANAGED EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ---------------------------------    ---------------------------------

                                               1996         1995        1994       1996         1995        1994
                                            ----------    --------    -------    --------     -------      -------
Total gross deposits                        $   68,383    $  9,129    $ 2,394    $131,764     $ 9,302      $ 3,900
Transfers between fund divisions
 and General American                        4,780,139      57,441     10,690     170,404      60,563        9,776
Surrenders and withdrawals                      (5,060)    (12,416)         0           0           0            0
                                            ----------    --------    -------    --------     -------      -------

Total gross deposits, transfers, and
 surrenders between fund divisions           4,843,462      54,154     13,084     302,168      69,865       13,676
                                            ----------    --------    -------    --------     -------      -------

Deductions:
 Premium load charges                            5,137         614        152       9,560         645          226
 Cost of insurance and administrative
  expenses                                      16,027       1,862        484      11,739       1,602          654
                                            ----------    --------    -------    --------     -------      -------

  Total deductions                              21,164       2,476        636      21,299       2,247          880
                                            ----------    --------    -------    --------     -------      -------

Net deposits into Separate Account          $4,822,298    $ 51,678    $12,448    $280,869     $67,618      $12,796
                                            ==========    ========    =======    ========     =======      =======

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                      ASSET ALLOCATION                 INTERNATIONAL EQUITY
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------   ---------------------------------

                                                1996       1995        1994         1996        1995        1994
                                              --------   ---------   ---------    --------    --------    --------
Total gross deposits                          $170,662   $ (34,323)  $  48,281    $181,044    $ 76,251    $ 92,237
Transfers between fund divisions
 and General American                          (27,308)   (131,408)   (183,023)     32,353      76,707     141,207
Surrenders and withdrawals                     (26,276)    (10,179)    (22,704)    (10,048)     (4,465)       (489)
                                              --------   ---------   ---------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions             117,078    (175,910)   (157,446)    203,349     148,493     232,955
                                              --------   ---------   ---------    --------    --------    --------

Deductions:
 Premium load charges                           12,611       6,512       1,704      13,690       7,697       6,884
 Cost of insurance and administrative
  expenses                                      52,342      39,594      37,096      23,940      16,684      14,570
                                              --------   ---------   ---------    --------    --------    --------

  Total deductions                              64,953      46,106      38,800      37,630      24,381      21,454
                                              --------   ---------   ---------    --------    --------    --------

Net deposits into (withdrawals from)
 Separate Account                             $ 52,125   $(222,016)  $(196,246)   $165,719    $124,112    $211,501
                                              ========   =========   =========    ========    ========    ========

                                                                    (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       SPECIAL EQUITY                     EQUITY-INCOME
                                                       FUND DIVISION                      FUND DIVISION
                                              --------------------------------  ----------------------------------

                                                1996        1995        1994       1996         1995        1994
                                              --------    --------    --------  ----------    --------    --------
Total gross deposits                          $191,049    $ 81,787    $206,659  $  673,157    $285,714    $170,100
Transfers between fund divisions
 and General American                          (58,467)     76,580     181,915     638,476     446,973     312,672
Surrenders and withdrawals                     (52,717)    (11,584)     (1,182)    (10,403)    (62,763)          0
                                              --------    --------    --------  ----------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions              79,865     146,783     387,392   1,301,230     669,924     482,772
                                              --------    --------    --------  ----------    --------    --------

Deductions:
 Premium load charges                           13,676      12,214      15,456      53,024      20,534      12,452
 Cost of insurance and administrative
  expenses                                      26,565      21,651      24,374     112,967      58,881      32,594
                                              --------    --------    --------  ----------    --------    --------

  Total deductions                              40,241      33,865      39,830     165,991      79,415      45,046
                                              --------    --------    --------  ----------    --------    --------

Net deposits into Separate Account            $ 39,624    $112,918    $347,562  $1,135,239    $590,509    $437,726
                                              ========    ========    ========  ==========    ========    ========

                                                                    (continued)

                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          GROWTH                            OVERSEAS
                                                       FUND DIVISION                      FUND DIVISION
                                            ----------------------------------    --------------------------------

                                               1996        1995         1994        1996        1995        1994
                                            ----------   ---------    --------    --------    --------    --------
Total gross deposits                        $  899,999   $ 392,035    $372,501    $385,284    $154,142    $191,494
Transfers between fund divisions
 and General American                          888,367     225,243     514,277     271,694     200,230     399,196
Surrenders and withdrawals                     (48,837)   (161,933)     (1,272)    (45,712)    (55,346)       (583)
                                            ----------   ---------    --------    --------    --------    --------

Total gross deposits, transfers, and
 surrenders between fund divisions           1,739,529     455,345     885,506     611,266     299,026     590,107
                                            ----------   ---------    --------    --------    --------    --------

Deductions:
 Premium load charges                           69,694      34,454      27,464      29,621      13,147      14,571
 Cost of insurance and administrative
  expenses                                     136,072      82,849      56,403      46,151      31,516      27,352
                                            ----------   ---------    --------    --------    --------    --------

  Total deductions                             205,766     117,303      83,867      75,772      44,663      41,923
                                            ----------   ---------    --------    --------    --------    --------

Net deposits into Separate Account          $1,533,763   $ 338,042    $801,639    $535,494    $254,363    $548,184
                                            ==========   =========    ========    ========    ========    ========

                                                                    (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                        1996      1995<F*>     1996      1995<F*>      1996        1995<F*>
                                                      --------   ---------   --------   ---------    --------     ---------
Total gross deposits                                  $  8,754   $     255   $ 91,307   $     603    $  1,869     $       0
Transfers between fund divisions
 and General American                                   26,425      15,583    278,491      68,178      45,785             0
Surrenders and withdrawals                              (2,067)          0          0           0           0             0
                                                      --------   ---------   --------   ---------    --------     ---------

Total gross deposits, transfers, and
 surrenders between fund divisions                      33,112      15,838    369,798      68,781      47,654             0
                                                      --------   ---------   --------   ---------    --------     ---------

Deductions:
 Premium load charges                                      670          10      7,156          37         175             0
 Cost of insurance and administrative expenses           1,631          56     12,823       1,198       1,041             0
                                                      --------   ---------   --------   ---------    --------     ---------

  Total deductions                                       2,301          66     19,979       1,235       1,216             0
                                                      --------   ---------   --------   ---------    --------     ---------

Net deposits into Separate Account                    $ 30,811   $  15,772   $349,819   $  67,546    $ 46,438     $       0
                                                      ========   =========   ========   =========    ========     =========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.

                                                                                                                (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------


                                                         S & P 500 INDEX            MONEY MARKET                BOND INDEX
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   606,419  $   16,519   $ 7,989,872  $ 2,385,983   $    58,468  $     2,634
Transfers between fund divisions
 and General American                                  1,285,071     172,340    (6,898,282)  (1,031,031)      257,285       16,903
Surrenders and withdrawals                               (12,850)          0          (242)           0        (2,419)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                     1,878,640     188,859     1,091,348    1,354,952       313,334       19,537
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                     20,294         458       250,193       73,630         1,906           79
 Cost of insurance and administrative expenses           258,742       9,056       502,668      124,621        31,767          862
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                       279,036       9,514       752,861      198,251        33,673          941
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $ 1,599,604  $  179,345   $   338,487  $ 1,156,701   $   279,661  $    18,596
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                                          MANAGED EQUITY           ASSET ALLOCATION         INTERNATIONAL EQUITY
                                                          FUND DIVISION             FUND DIVISION              FUND DIVISION
                                                     -----------------------   ------------------------   ------------------------
                                                         1996        1995          1996         1995          1996         1995
                                                     -----------  ----------   -----------  -----------   -----------  -----------
Total gross deposits                                 $   102,809  $    1,658   $    91,429  $       926   $   202,195  $    20,494
Transfers between fund divisions
 and General American                                    120,203      21,497       233,391       12,569       315,663       27,674
Surrenders and withdrawals                                  (413)          0          (906)           0        (2,005)           0
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Total gross deposits, transfers, and
 surrenders between fund divisions                       222,599      23,155       323,914       13,495       515,853       48,168
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Deductions:
 Premium load charges                                      3,442          48         3,162           30         6,724          656
 Cost of insurance and administrative expenses            36,945       2,150        38,520          488        79,260        8,108
                                                     -----------  ----------   -----------  -----------   -----------  -----------

  Total deductions                                        40,387       2,198        41,682          518        85,984        8,764
                                                     -----------  ----------   -----------  -----------   -----------  -----------

Net deposits into Separate Account                   $   182,212  $   20,957   $   282,232  $    12,977   $   429,869  $    39,404
                                                     ===========  ==========   ===========  ===========   ===========  ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                             SPECIAL EQUITY         EQUITY-INCOME              GROWTH                OVERSEAS
                                             FUND DIVISION          FUND DIVISION           FUND DIVISION          FUND DIVISION
                                         -------------------  ----------------------  ----------------------  --------------------
                                            1996      1995        1996        1995        1996        1995       1996       1995
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------
Total gross deposits                     $ 232,270  $ 18,525  $   914,095  $  44,385  $ 1,361,304  $  50,500  $ 373,593  $  25,338
Transfers between fund divisions
 and General American                      228,709    34,407    1,521,792    219,488    1,759,062    304,735    307,488     82,196
Surrenders and withdrawals                  (5,591)        0       (7,812)         0      (38,619)         0    (13,206)         0
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Total gross deposits, transfers, and
 surrenders between fund divisions         455,388    52,932    2,428,075    263,873    3,081,747    355,235    667,875    107,534
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Deductions:
 Premium load charges                        7,772       598       29,267      1,400       44,819      1,424     11,611        762
 Cost of insurance and administrative
   expenses                                 82,326     8,384      303,902     21,879      472,178     25,541    112,510     12,165
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

  Total deductions                          90,098     8,982      333,169     23,279      516,997     26,965    124,121     12,927
                                         ---------  --------  -----------  ---------  -----------  ---------  ---------  ---------

Net deposits into  Separate Account      $ 365,290  $ 43,950  $ 2,094,906  $ 240,594  $ 2,564,750  $ 328,270  $ 543,754  $  94,607
                                         =========  ========  ===========  =========  ===========  =========  =========  =========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                                       (continued)

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT, (CONTINUED)


Variable Universal Life-100:<F**>
---------------------------------

                                                          ASSET MANAGER           HIGH INCOME      GOLD AND NATURAL RESOURCES
                                                          FUND DIVISION          FUND DIVISION           FUND DIVISION
                                                      --------------------   --------------------  --------------------------
                                                         1996     1995<F*>      1996     1995<F*>      1996        1995<F*>
                                                      ---------   --------   ---------   --------    --------      --------
Total gross deposits                                  $  50,502   $    964   $ 158,842   $  5,221    $ 22,003      $    193
Transfers between fund divisions
 and General American                                   137,452     30,404     297,097     65,982      53,910         8,300
Surrenders and withdrawals                               (2,165)         0     (11,551)         0      (5,154)            0
                                                      ---------   --------   ---------   --------    --------      --------

Total gross deposits, transfers, and
 surrenders between fund divisions                      185,789     31,368     444,388     71,203      70,759         8,493
                                                      ---------   --------   ---------   --------    --------      --------

Deductions:
 Premium load charges                                     1,674         28       4,982        174         712             8
 Cost of insurance and administrative expenses           24,175      1,033      57,557      1,693      13,421           297
                                                      ---------   --------   ---------   --------    --------      --------

  Total deductions                                       25,849      1,061      62,539      1,867      14,133           305
                                                      ---------   --------   ---------   --------    --------      --------

Net deposits into Separate Account                    $ 159,940   $ 30,307   $ 381,849   $ 69,336    $ 56,626      $  8,188
                                                      =========   ========   =========   ========    ========      ========

<F*>The Asset Manager Fund, High Income Fund, and Gold & Natural Resources Fund
began operations on July 19, May 24, and August 9, 1995, respectively.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.


LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

Independent Auditors' Report

The Board of Directors and Policyholders
General American Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, policyholders' surplus, and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their consolidated operations and their consolidated cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.
  As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts in 1996.

                                         /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
March 5, 1997

                   [PHOTO]

                   [PHOTO]

Consolidated Balance Sheets
(in thousands)

                                                                               As of December 31

Assets                                                                 1996             1995
--------------------------------------------------
Fixed maturities:
    Available-for-sale, at fair value                          $  6,758,309        5,621,482
Mortgage loans, net                                               2,273,627        1,709,115
Real estate, net                                                    203,767          210,170
Equity securities, at fair value                                     20,905           17,087
Policy loans                                                      1,917,861        1,707,237
Short-term investments                                               55,594           36,141
Other invested assets                                               183,612          150,885
                                                               ------------       ----------
             Total investments                                   11,413,675        9,452,117
Cash and cash equivalents                                           142,724          144,897
Accrued investment income                                           148,419          132,144
Reinsurance recoverables                                          3,515,640        3,104,931
Deferred policy acquisition costs                                   652,251          526,939
Other assets                                                        406,943          383,975
Separate account assets                                           2,833,258        2,182,101
                                                               ------------       ----------
             Total assets                                      $ 19,112,910       15,927,104
                                                               ============       ==========


Liabilities and Policyholders' Surplus
-------------------------------------------------
Policy and contract liabilities:
    Future policy benefits                                     $  4,238,033        3,907,522
    Policyholder account balances:
        Universal life                                            1,419,184        1,198,298
        Annuities                                                 4,300,070        4,314,642
    Pension funds                                                 3,306,351        1,798,514
    Policy and contract claims                                      352,433          337,781
    Dividends payable to policyholders                              103,019           90,323
                                                               ------------       ----------
             Total policy and contract liabilities               13,719,090       11,647,080
Amounts payable to reinsurers                                       393,657          149,735
Notes payable                                                       295,614          208,118
Other liabilities and accrued expenses                              670,109          581,416
Deferred tax liability                                               43,277           50,391
Separate account liabilities                                      2,810,907        2,168,933
                                                               ------------       ----------
             Total liabilities                                   17,932,654       14,805,673
Minority interests                                                  182,469          164,348
Policyholders' surplus:
    Unassigned funds                                                983,222          893,887
    Foreign currency translation adjustments                       (35,802)         (34,259)
    Unrealized gain on investments, net of taxes                     50,367           97,455
                                                               ------------       ----------
             Total policyholders' surplus                           997,787          957,083
                                                               ------------       ----------
             Total liabilities and policyholders' surplus      $ 19,112,910       15,927,104
                                                               ============       ==========
See accompanying notes to consolidated financial statements.

Consolidated Statements of Operations
(in thousands)

                                                                                        Years ended December 31

Revenues                                                            1996             1995              1994
-------------------------------------------------
Insurance premiums and other considerations                 $  1,623,228        1,498,013         1,597,814
Net investment income                                            790,897          669,443           551,471
Ceded commissions                                                 27,538           14,908            31,208
Other income                                                     274,277          176,662           150,305
Net realized investment gains (losses)                            24,531          280,756          (50,066)
                                                            ------------        ---------         ---------
             Total revenues                                    2,740,471        2,639,782         2,280,732

Benefits and Expenses
-------------------------------------------------
Policy benefits                                                  934,369          831,811           955,683
Interest credited to policyholder account balances               301,678          227,512           167,625
                                                            ------------        ---------         ---------
             Total policyholder benefits                       1,236,047        1,059,323         1,123,308

Dividends to policyholders                                       171,904          264,658           141,546
Policy acquisition costs                                         143,094          138,811           105,288
Other insurance and operating expenses                         1,026,412          790,266           808,317
                                                            ------------        ---------         ---------

             Total benefits and expenses                       2,577,457        2,253,058         2,178,459
                                                            ------------        ---------         ---------
             Income before provision for income taxes
               and minority interest                             163,014          386,724           102,273
                                                            ------------        ---------         ---------

Provision for income taxes:
    Current                                                       45,902          115,769            61,508
    Deferred                                                      13,992           29,411           (8,839)
                                                            ------------        ---------         ---------
             Total provision for income taxes                     59,894          145,180            52,669
                                                            ------------        ---------         ---------
             Income before minority interest                     103,120          241,544            49,604

Minority interest in earnings of consolidated
  subsidiaries                                                  (19,888)         (17,512)          (21,732)
                                                            ------------        ---------         ---------
             Net income                                     $     83,232          224,032            27,872
                                                            ============        =========         =========


See accompanying notes to consolidated financial statements.

Consolidated Statements of Policyholders' Surplus
(in thousands)

                                                                                              Years ended December 31
                                                                        Foreign          Unrealized
                                                                        currency       gain (loss) on     Total
                                                       Unassigned     translation       investments,   policyholders'
                                                         funds        adjustments       net of taxes       surplus
                                                       ---------------------------------------------------------------
Balance at December 31, 1993                           $  641,315        (36,219)            (356)          604,740
Implementation of SFAS No. 115                                                              79,152           79,152
Net income                                                 27,872                                            27,872
Foreign currency translation adjustments                                  (3,948)                           (3,948)
Change in unrealized gain (loss) on
  investments, net of tax                                                                (144,205)        (144,205)
Other, net                                                (2,468)                                           (2,468)
                                                       ----------------------------------------------------------------
Balance at December 31, 1994                              666,719        (40,167)         (65,409)          561,143
Net income                                                224,032                                           224,032
Foreign currency translation adjustments                                    5,908                             5,908
Change in unrealized gain (loss) on
   investments, net of tax                                                                 162,864          162,864
Other, net                                                  3,136                                             3,136
                                                       ---------------------------------------------------------------
Balance at December 31, 1995                              893,887        (34,259)           97,455          957,083
Net income                                                 83,232                                            83,232
Foreign currency translation adjustments                                  (1,543)                           (1,543)
Change in unrealized gain (loss) on
   investments, net on tax                                                                (47,088)         (47,088)
Other, net                                                  6,103                                             6,103
                                                       ---------------------------------------------------------------
Balance at December 31, 1996                           $  983,222        (35,802)           50,367          997,787
                                                       ===============================================================

See accompanying notes to consolidated financial statements.

Consolidated Statements of Cash Flows
(in thousands)


                                                                                        Years ended December 31

Cash flows from operating activities                             1996              1995              1994
-------------------------------------------------
Net income                                                $    83,232           224,032            27,872
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
    Change in:
       Accrued investment income                             (16,275)          (22,202)          (25,489)
       Reinsurance recoverables                             (410,709)           262,054          (92,099)
       Deferred policy acquisition costs                     (87,249)          (23,141)          (47,268)
       Other assets                                          (16,248)          (67,650)             8,401
       Future policy benefits                                 330,511           399,261           466,069
       Policy and contract claims                              14,652            74,173            54,108
       Other liabilities and accrued expenses                 315,667           184,756         (222,015)
       Deferred income taxes                                   14,505            29,411           (8,839)
    Policyholder considerations                             (144,748)         (140,475)         (113,557)
    Interest credited to policyholder account balances        301,678           227,512           167,625
    Amortization and depreciation                              28,375            19,196            19,116
    Net realized investment (gains) losses                   (24,531)         (280,756)            50,066
    Other, net                                               (14,554)             2,488            12,527
                                                          -----------       -----------      -----------

Net cash provided by operating activities                     374,306           888,659          296,517
                                                          -----------       -----------      -----------

Cash flows from investing activities
-------------------------------------------------
Proceeds from investments sold or redeemed:
    Fixed maturities available-for-sale                     1,822,169         1,482,122          816,952
    Mortgage loans                                            182,650           206,520          135,503
    Equity securities                                          13,427           468,143           38,868
    Short-term and other invested assets                       84,748           414,102           59,429
Cost of investments purchased in:
    Fixed maturities available-for-sale                   (3,428,943)       (3,010,016)      (1,245,700)
    Fixed maturities held-to-maturity                               -           (3,068)         (45,263)
    Equity securities                                        (39,553)          (89,062)         (16,822)
    Short-term and other invested assets                     (97,426)          (16,471)         (17,316)
Mortgage loan originations                                  (593,438)         (431,043)        (309,433)
Maturity of fixed maturities held-to-maturity                       -             6,365            9,002
Maturity of fixed maturities available-for-sale               225,087            75,518           62,716
Increase in policy loans, net                               (210,624)         (211,526)        (168,547)
Investments in subsidiaries                                   (4,807)         (126,363)                -
                                                          -----------       -----------      -----------

Net cash used in investing activities                     (2,046,710)       (1,234,779)        (680,611)
                                                          -----------       -----------      -----------

Cash flows from financing activities
-------------------------------------------------

Net deposits                                                1,558,153           259,695          445,279
Issuance of debt                                              106,903           100,219          107,000
Repayment of debt                                            (19,497)           (4,800)         (37,285)
Dividends                                                     (1,832)           (4,376)          (4,124)
Other, net                                                     26,770            17,498           21,563
                                                          -----------       -----------      -----------

Net cash provided by financing activities                   1,670,497           368,236          532,433
                                                          -----------       -----------      -----------

Effect of exchange rate changes                                 (266)             5,908          (7,922)
                                                          -----------       -----------      -----------
Net increase (decrease) in cash and cash equivalents          (2,173)            28,024          140,417
Cash and cash equivalents at beginning of year                144,897           116,873         (23,544)
                                                          -----------       -----------      -----------

Cash and cash equivalents at end of year                  $   142,724           144,897          116,873
                                                          ===========       ===========      ===========

See accompanying notes to consolidated financial statements.

Notes to Consolidated Financial Statements


(1) Basis of Presentation and Summary of Significant Accounting Policies

General American Life Insurance Company (General American or the Company) is a mutual life insurance company originally incorporated as a stock life insurance company under the laws of Missouri in 1933, which began operations as a mutual company in 1936. The consolidated financial statements include the assets, liabilities, and results of operations of General American and its wholly owned subsidiaries, General American Holding Company, a non-insurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company and its 63 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company. All significant intercompany balances and transactions have been eliminated.

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. General American distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. General American (including its subsidiaries) is licensed to do business in all fifty states, twelve Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, and Latin America.

In January 1996, General American and Security Mutual Life Insurance Company (a New York mutual company) entered into a strategic alliance agreement to market life insurance products more efficiently and to achieve long-term growth objectives. The agreement includes sharing expertise such as consulting services, technology sharing, and investment advisory services.

The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, as well as certain investments.

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises. This interpretation requires mutual life insurance enterprises which have traditionally issued statutory based financial statements that have been reported to be in conformity with GAAP, to apply all authoritative accounting pronouncements in preparing those statements, effective for periods beginning after December 31, 1994. In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120 (SFAS 120), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts, and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 95-1 (SOP 95-1), Accounting for Certain Insurance Activities of Mutual Life Enterprises, which together define the GAAP model for mutual life insurance enterprises. These pronouncements define the enterprises and method of accounting for certain participating life insurance contracts of mutual and stock life insurance companies that meet the criteria defined in SOP 95-1. SFAS 120 also deferred implementation of Interpretation No. 40 to be concurrent with implementation of SFAS 120. SFAS 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of initially applying this new accounting model has been reported retroactively through restatement of all periods presented. The cumulative effect was recorded effective January 1, 1993.

The significant accounting policies of the Company are as follows:

Recognition of Policy Revenue and Related Expenses

For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life.

For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of the universal life type contracts through amortization of deferred policy acquisition costs in relation to the present value of estimated gross profits from mortality, interest, surrender, and expense charges.

Invested Assets

Fixed Maturity and Equity Securities: Investment securities are accounted for in accordance with SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. SFAS 115 requires debt and equity securities to be classified into categories of available-for-sale, trading securities, or held-to-maturity depending on an entity's ability and positive intent to hold a security to maturity. Fixed maturities held-to-maturity, including mortgage-backed and asset-backed securities, are reported at amortized cost and are classified as such based on the Company's ability and positive intent to hold such securities to maturity. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Effective December 31, 1995, the Company reclassified the entire portfolio of fixed maturities held-to-maturity to available-for-sale in accordance with the FASB's Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, which was issued during November 1995. This reclassification gives the Company an added measure of flexibility in managing credit quality in coordination with appropriate asset/liability matching. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. Unrealized gains and losses are recorded, net of related income tax effects, in a separate component of policyholders' surplus.

Mortgage Loans: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances.
The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition or settlement of mortgage loans and on mortgage loans which management believes will not be collectible in full. It is the Company's policy to discontinue the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

Policy Loans, Real Estate and Other Invested Assets: Policy loans are carried at an unpaid principal balance and are generally secured. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost plus capital additions, net of writedowns for other than temporary declines in fair value and net of encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value less estimated selling costs. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value less estimated selling costs is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $53.0 million and $55.2 million at December 31, 1996 and 1995, respectively. Direct valuation allowances amounted to $15.7 million and $25.4 million at December 31, 1996 and 1995, respectively. Other invested assets are recorded at amortized cost less allowances for other than temporary declines in value.

Short-term Investments: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than a year, are carried at amortized cost, which approximates fair value.

Invested Asset Impairment and Valuation Allowances: Invested assets are considered impaired when General American determines that collection of all amounts due under the contractual terms is doubtful. General American adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, General American has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in net investment income.

Cash and Cash Equivalents: For purposes of reporting cash flows, cash and cash equivalents represent cash, demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

Investment Income

Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

Policy and Contract Liabilities

For traditional life insurance policies, future policy benefits and dividend liabilities are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and General American's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from
2.5 percent to 11.0 percent. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established by taking the pro rata portion of the following policy year dividend earned but unpaid. When the liabilities less unamortized acquisition expenses are insufficient to provide for future policy benefits and expenses under best estimate assumptions, the unrecoverable deferred policy acquisition costs are written off and, if necessary, an additional reserve established.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned.

Weighted average interest crediting rates were as follows:

                                1996                     1995               1994
Universal life             6.00-7.56 %              6.00-7.87 %        6.00-7.36 %
Annuities                  5.70-6.00 %              5.69-6.29 %             5.87 %

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

Policy and Contract Claims

General American establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of unreported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

Deferred Policy Acquisition Costs

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future estimated gross profits of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross margins arising from estimates of mortality, interest, expense, and surrender experience.

The average rates of assumed interest used in estimated gross margins were as follows:

                                1996                       1995                     1994
Participating life              8.70 %                     7.81 %                   6.80 %
Universal life             6.00-8.20 %                6.00-7.56 %              7.45-7.75 %
Annuities                       7.83 %                     8.04 %                   7.31 %

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Under SFAS 115, deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on securities.

Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $.1 million and $2.5 million depending on the entity writing the policy.

Reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

Federal Income Taxes

General American and certain of its U.S. subsidiaries file a consolidated federal income tax return. In order to consolidate, General American must possess both 80 percent of the total voting power and 80 percent of the value of the stock of the subsidiary. Further, even if it meets the 80 percent test, any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados also files a U.S. tax return. The Company's Canadian, Argentine, Australian, Chilean, Mexican, and Spanish subsidiaries are taxed under applicable local statutes.

The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates.

Separate Account Business

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contract holders. The Company charges the separate accounts for risks it assumes in issuing a contract and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate accounts (seed money) is carried at its fair value in the separate account, and amounted to $22.3 million and $13.2 million at December 31, 1996, and 1995, respectively.

Fair Value of Financial Instruments

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

Investment securities: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. Prepayments are assumed to occur at the same rate as in previous periods when interest rates were at levels similar to current levels. The fair values of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage loans are estimated using discounted cash flow analyses and using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Real estate: The fair value of real estate is based on market values for comparable local real estate.

Policy loans: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with yield tied to a stated return.

Policyholder account balances on investment type contracts: Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

Short-term investments and cash and cash equivalents: The carrying amount is considered a reasonable estimate of fair value.

Notes payable: The fair value of notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

(2) Acquisitions and Divestitures

On June 1, 1995, the Company acquired Xerox Life Insurance Companies, now known as Cova Corporation (Cova). At acquisition, Cova had total assets of approximately $635.6 million. The purchase price of approximately $107.7 million was funded from the Company's operations.

Effective July 31, 1995, the Company entered into a merger arrangement with Conning Corporation and Subsidiaries (Conning), an investment management firm, whereby the Company acquired Conning and subsequently contributed Conning and General American Investment Management Company, a wholly owned subsidiary, to form Conning Asset Management Company (CAM). At acquisition, Conning had total assets of approximately $16.0 million. The purchase price consisted of approximately $13.0 million in cash (from the Company's operations) and 3.2 million shares of CAM convertible redeemable preferred stock, with fair value of approximately $17.0 million.

These transactions were accounted for using the purchase method of accounting. The results of operations of the acquired entities are included in the consolidated financial statements subsequent to the respective acquisition dates. The excess of cost over fair value of net assets acquired amounted to approximately $56.6 million and $23.1 million for Cova and Conning, respectively, and is being amortized over approximately 20 years.

On January 3, 1995, the Company sold its 72 percent ownership in GenCare Health Systems, Inc. to United HealthCare Corporation. Proceeds received net of expenses were $365.0 million and the net realized gain on sale was $170.2 million.

(3) Investments

Fixed maturities and equity securities
The amortized cost and estimated fair value of fixed maturity and equity securities at December 31, 1996 and 1995 are as follows (in thousands):

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    28,980            368           (151)           29,197
Government agency obligations                              343,945         41,324           (970)          384,299
Corporate securities                                     4,071,775        158,361        (39,623)        4,190,513
Mortgage-backed securities                               1,949,717         18,927        (14,386)        1,954,258
Asset-backed securities                                    198,934          1,599           (491)          200,042
                                                       -----------------------------------------------------------
Total fixed maturities
  available-for-sale                                   $ 6,593,351        220,579        (55,621)        6,758,309
                                                       ===========================================================

Equity securities                                      $    21,460          1,137         (1,692)           20,905
                                                       ===========================================================

                                                                                                             1996

                                                                           Gross          Gross         Estimated
                                                         Amortized      unrealized     unrealized          fair
                                                           cost            gains         losses            value

Available-for-sale:
U. S. Treasury securities                              $    37,216          1,089            (12)           38,293
Government agency obligations                              444,936         39,406         (1,151)          483,191
Corporate securities                                     3,500,376        252,109        (18,477)        3,734,008
Mortgage-backed securities                               1,213,081         34,343         (2,071)        1,245,353
Asset-backed securities                                    118,004          2,660            (27)          120,637
                                                       -----------------------------------------------------------

Total fixed maturities
  available-for-sale                                   $ 5,313,613        329,607        (21,738)        5,621,482
                                                       ===========================================================

Equity securities                                      $    14,239          5,190         (2,342)           17,087
                                                       ===========================================================

General American manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1996, General American held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 10 percent of policyholders' surplus.

The carrying value of the Company's investments in principal-only securities and interest-only securities totaled approximately $7.4 million and $14.9 million or approximately .05 percent and .1 percent of total invested assets at December 31, 1996 and 1995, respectively.

The amortized cost and estimated fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                          Estimated
                                                         Amortized           fair
                                                           cost             value

Due in one year or less                                $    67,398           68,130
Due after one year through five years                      937,312          953,122
Due after five years through ten years                   1,664,499        1,683,183
Due after ten years through twenty years                 1,974,425        2,099,616
Mortgage-backed securities                               1,949,717        1,954,258
                                                       ----------------------------
Total                                                  $ 6,593,351        6,758,309
                                                       ============================

The sources of net investment income follow (in thousands):



                                                              1996           1995           1994

Fixed maturities                                        $  471,038        373,564        299,096
Mortgage loans                                             171,781        143,047        139,392
Real estate                                                 39,062         37,108         41,498
Equity securities                                              755            622            544
Policy loans                                               133,511        127,920        104,437
Short-term investments                                      13,979         26,920         10,059
Other                                                        9,705          (369)          1,019
                                                        ----------------------------------------
Investment revenue                                         839,831        708,812        596,045
Investment expenses                                       (48,934)       (39,369)       (44,574)
                                                        ----------------------------------------

Net investment income                                   $  790,897        669,443        551,471
                                                        ========================================

Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                                              1996           1995            1994
Fixed maturities:
  Realized gains                                        $   27,928         30,139          14,304
  Realized losses                                         (10,398)        (9,000)        (29,761)

Equity securities:
  Realized gains                                             6,146        306,142           5,649
  Realized losses                                            (288)        (5,259)         (2,282)

Other investments, net                                       1,143       (41,266)        (37,976)
                                                        -----------------------------------------
Net realized investment gains (losses)                  $   24,531        280,756        (50,066)
                                                        =========================================

A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows
(in thousands):

                                                              1996             1995
Unrealized appreciation (depreciation):
  Fixed maturities available-for-sale                  $   164,957          308,203
  Equity securities and short-term investments                 605              (8)
  Deferred policy acquisition costs                       (70,038)        (130,091)
Effect on present value of future profits                    1,986          (7,021)
Deferred income taxes                                     (36,705)         (61,414)
Minority interest, net of taxes                           (10,438)         (12,214)
                                                       ----------------------------
Net unrealized appreciation                            $    50,367           97,455
                                                       ============================

The Company has securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $278.6 million and $202.2 million at December 31, 1996, and 1995, respectively.

Mortgage loans
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 80 percent or less. The Company monitors creditworthiness of the borrowers by using controls that include credit approvals, limits, and other monitoring mechanisms. The Company minimizes risk through geographic and property type diversification. The Company's mortgage loans were distributed as follows (in thousands):

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Arizona                                    $   185,575         8.0 %    $   113,555         6.5 %
California                                     378,376        16.4          281,191        16.1
Colorado                                       226,531         9.8          212,295        12.1
Florida                                        193,570         8.4          189,967        10.8
Georgia                                        141,442         6.1           58,448         3.3
Illinois                                       183,883         8.0          162,072         9.3
Maryland                                        99,944         4.3           85,057         4.9
Missouri                                       102,111         4.4           85,669         4.9
Texas                                          225,697         9.8          156,528         8.9
Virginia                                        92,663         4.0           82,705         4.7
Other                                          481,546        20.8          323,448        18.5
                                           ------------------------------------------------------
Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------
Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

                                                                  1996                         1995

                                             Carrying       Percent of    Carrying       Percent of
                                               Value          Total         Value          Total

Property Type
Apartment                                  $   131,352         5.7 %    $    96,209         5.5 %
Retail                                         966,298        41.8          681,740        38.9
Office building                                641,204        27.7          487,763        27.9
Industrial                                     479,755        20.8          416,354        23.8
Other commercial                                92,729         4.0           68,869         3.9
                                           ------------------------------------------------------

Subtotal                                     2,311,338       100.0 %      1,750,935       100.0 %
Valuation reserve                             (37,711)                     (41,820)
                                           ------------------------------------------------------

Total                                      $ 2,273,627                  $ 1,709,115
                                           ======================================================

SFAS 114, Accounting by Creditors for Impairment of a Loan, which was amended by SFAS 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures, requires that an impaired loan be measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral. General American adopted these standards as of January 1, 1995, with no material impact.

Mortgage loans which have been non-income producing for the preceding twelve months were $5.1 million and $25.8 million at December 31, 1996 and 1995, respectively. At December 31, 1996 and 1995, the recorded investment in mortgage loans that were considered impaired under SFAS 114 was $86.5 million and $129.3 million, respectively, with related allowances for credit losses of $8.0 million and $16.9 million, respectively. The average recorded investment in impaired loans during 1996 and 1995 was $107.9 million and $174.9 million, respectively. For the years ended December 31, 1996 and 1995, the Company recognized $6.6 million and $11.9 million, respectively, of interest income on those impaired loans, which included $6.7 million and $12.0 million, respectively, of interest income recognized using the cash basis method of income recognition.

The Company has outstanding mortgage loan commitments as of December 31, 1996 totalling $227.0 million. During 1995, the Company entered into an agreement whereby approximately $109.8 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. In conjunction with this transaction, the Company entered into futures positions to hedge against interest rate risk. The sale of these mortgage loans resulted in a net loss of approximately $.4 million. In addition, the close-out of the futures positions related to this transaction resulted in a net loss of approximately $6.4 million.

Derivatives
The Company has only limited involvement with derivative financial instruments and does not use them for trading purposes. The Company is sensitive to interest rate changes, as its liabilities may reprice or mature before interest-earning assets. The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1996, the Company has eight outstanding interest rate swap agreements which expire at various dates through 2026. Under four of the agreements, the Company receives a fixed rate ranging from 5.8 percent to 6.9 percent on $15.4 million and pays a floating rate based on the London Interbank Offered Rate (LIBOR).

Under the remaining four agreements, the Company receives a floating rate based on LIBOR on $25.0 million and pays a fixed rate ranging from 6.5 percent to 8.3 percent. The estimated fair value of the agreements was a net loss of approximately $2.0 million, which is not recognized in the accompanying consolidated balance sheet. At December 31, 1995 the Company's exposure to derivative financial instruments was not material.

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies.

(4) Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995. SFAS 107, Disclosures about the Fair Value of Financial Instruments, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                                     1996                             1995

                                               Carrying         Estimated        Carrying        Estimated
                                                Value           Fair Value        Value          Fair Value
Assets:
  Fixed maturities                          $  6,758,309        6,758,309        5,621,482        5,621,482
  Mortgage loans                               2,273,627        2,354,072        1,709,115        1,825,000
  Real estate                                    203,767          254,387          210,170          259,664
  Equity securities                               20,905           20,905           17,087           17,087
  Policy loans                                 1,917,861        1,917,861        1,707,237        1,707,237
  Short-term investments                          55,594           55,594           36,141           36,141
  Other invested assets                          183,612          183,628          150,885          150,885
  Separate account assets                      2,833,258        2,833,258        2,182,101        2,182,101
Liabilities:
  Policyholder account
   balances relating to
   investment contracts                        5,920,651        5,829,603        5,212,444        5,138,433
  Notes payable                                  295,614          293,913          208,118          215,969
  Separate account liabilities                 2,810,907        2,810,907        2,168,933        2,168,933

(5) Reinsurance

The Company is a major reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                                  1996        1995        1994

Direct                                    $  1,097,340   1,069,248   1,245,112
Assumed                                        827,171     700,152     615,870
Ceded                                        (301,283)   (271,387)   (263,168)
                                          ------------------------------------
Net insurance premiums and
  other considerations                    $  1,623,228   1,498,013   1,597,814
                                          ====================================

Reinsurance assumed represents approximately $160.0 billion, $157.9 billion, and $160.0 billion, of insurance in force at December 31, 1996, 1995, and 1994, respectively. The amount of ceded insurance in force, including retrocession, was $53.2 billion, $48.7 billion, and $46.3 billion, for 1996, 1995, and 1994, respectively.

On July 1, 1995 RGA entered into reinsurance agreements with another company, wherein RGA assumed virtually all of the life, health, and annuity financial reinsurance inforce retained by the other company at that time. RGA simultaneously entered into reinsurance agreements wherein RGA retroceded to various retrocessionaires all of the financial reinsurance assumed under the above clients, while retaining a net risk charge margin.

(6) Federal Income Taxes

Income tax expense (benefit) attributable to income from continuing operations consists of the following (in thousands):

                                                  1996        1995        1994

Current income tax expense                   $  45,902     115,769      61,508
Deferred income tax expense (benefit)           13,992      29,411     (8,839)
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                                  1996        1995        1994

Computed "expected" tax expense              $  57,055     135,353      35,796
Increase (decrease) in income tax
   resulting from:
  Surplus tax on mutual life
   insurance companies                           4,777           -      15,674
  Foreign tax rate in excess of
   U.S. tax rate                                   941         763         683
  Tax preferred investment income              (7,318)     (5,784)     (2,660)
  State tax net of federal benefit                 971         292         296
  GAAP/tax basis difference on GenCare               -      15,710           -
  Goodwill amortization                            895         567         609
  Difference in book vs. tax basis in
   domestic subsidiaries                         2,230       1,547           -
  Other, net                                       343     (3,268)       2,271
                                             ---------------------------------
Provision for income taxes                   $  59,894     145,180      52,669
                                             =================================

Total income taxes were allocated as follows:


                                                    1996        1995        1994

Provision for income taxes from
  continuing operations                        $  59,894     145,180      52,669

Income tax from policyholders' surplus:
  Unrealized holding gain or loss on debt
   and equity securities recognized for
   financial reporting purposes                 (24,612)      99,871    (38,420)
  Other                                          (1,023)           -           -
                                               ---------------------------------
Total income tax                               $  34,259     245,051      14,249
                                               =================================

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands):


                                                                1996        1995

Deferred tax assets:
  Reserve for future policy benefits                      $  138,848     130,043
  Deferred acquisition costs capitalized for tax              95,332      88,099
  Difference in basis of post retirement benefits             13,993           -
  Net operating loss                                          22,789      11,578
  Other, net                                                 106,263     192,305
                                                          ----------------------
Gross deferred tax assets                                    377,225     422,025
  Less valuation allowance                                     1,299         778
                                                          ----------------------

Total deferred tax asset after valuation allowance           375,926     421,247
                                                          ======================

Deferred tax liabilities:
  Unrealized gain on investments                              63,204     109,720
  Deferred acquisition costs capitalized
   for financial reporting                                   246,858     187,709
  Difference in the tax basis of cash
   and invested assets                                        19,222      20,609
  Other, net                                                  89,919     153,600
                                                          ----------------------
Total deferred tax liabilities                               419,203     471,638
                                                          ----------------------

Net deferred liability                                    $   43,277      50,391
                                                          ======================

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

As of December 31, 1996, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries, Genelco's Spanish and Mexican subsidiaries, and International Underwriting Services. As of December 31, 1995, the Company has provided a 100 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating loss and to Genelco's Mexican and Spanish net operating losses. International Underwriting Services' losses are not shown as deferred tax benefits because this subsidiary has had no prior earnings history.

At December 31, 1996, the Company had capital loss carryforwards of $0.9 million. During 1996, 1995, and 1994 the Company paid income taxes totaling approximately $20.7 million, $121.7 million, and $34.4 million, respectively. At December 31, 1996, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $61.4 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(7) Deferred Policy Acquisition Costs

A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):


                                                              1996        1995        1994

Balance at beginning of year                           $   526,939     664,452     587,546
Policy acquisition costs deferred                          206,790     163,218     150,406
Policy acquisition costs amortized                       (182,038)   (176,216)   (138,813)
Interest credited                                           38,944      37,405      33,525
Deferred policy acquisition costs relating
  to change in unrealized (gain) loss on
  investments available for sale                            61,616   (161,920)      31,788
                                                       -----------------------------------
Balance at end of year                                 $   652,251     526,939     664,452
                                                       ===================================


(8) Associate Benefit Plans and Postretirement Benefits

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.

Net periodic defined benefit plan costs consist of the following
(in thousands):


                                                  1996        1995        1994

Service cost                                $    5,421       4,074       4,661
Interest                                         8,047       7,160       6,306
Return on plan assets                         (14,207)    (27,984)       3,161
Amortization and deferral                        4,646      19,841    (13,305)
Other                                              192           -           -
                                            ----------------------------------
Pension costs                               $    4,099       3,091         823
                                            ==================================

The following table presents the plans' funded status and amount recognized in the Company's consolidated balance sheets at December 31, 1996 and 1995 based on the actuarial valuations as of December 31, 1996 and 1995 (in thousands):

                                                                1996                     1995

                                               Qualified       Other   Qualified        Other
                                                   Plans       Plans       Plans        Plans

Actuarial present value of
  benefit obligations:
Accumulated benefit obligation,
  including vested benefits of
  $74,223 and $18,560 for 1996 and
  $66,060 and $15,479 for 1995                 $  76,928      26,897      68,411       25,366
                                               ---------    --------     -------     --------
Projected benefit obligation for service
  rendered to date                                92,825      29,726      82,663       27,874
Plan assets at fair value, primarily
  listed stocks and bonds                        128,545                 118,056

Plan assets in excess (less than)
  projected benefit obligations                   35,720    (29,726)      35,393     (27,874)

Unrecognized net transition
  obligation at December 31                                    2,701                    2,538
                                                            --------                 --------
Pension cost funded in advance                 $  35,720                  35,393
                                               =========                 =======
Accrued pension liability                                   (27,025)                 (25,336)
                                                            ========                 ========

Assumptions used for the December 31, 1996 and 1995 projected benefit obligation included a 7.25 percent current discount rate, a 4.50 percent increase rate for future compensation levels, and a 9.25 percent projected return on plan assets.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $8.8 million, $9.2 million, and $1.6 million for 1996, 1995, and 1994, respectively.

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree benefit plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $17.8 million and $19.0 million at December 31, 1996 and 1995, respectively. Net postretirement benefit costs for the years ended December 31, 1996, 1995, and 1994 were $5.8, million, $5.4 million, and $5.0 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from difference between actuarial assumptions and actual experience, and amortization of the transition obligation.

Assumptions used were as follows:

                                                               1996       1995

Discount rate in determining benefit obligations               7.25 %     8.25 %
Healthcare cost trend
  First year:
   Indemnity plan                                               9.0       10.0
   HMO plan                                                     8.0        9.0
   Dental plan                                                  9.0       10.0
  Ultimate                                                     5.25       6.00

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1996 by $5.4 million or 12.9 percent. The aggregate of the service cost and interest cost components of net periodic postretirement benefit cost for 1996 would increase by $.7 million or 16 percent.


(9) Notes Payable

On January 14, 1994, the Company issued surplus notes with a face amount of $107.0 million bearing a 7.625 percent interest rate due in 2024. The notes pay interest on January 15 and July 15 of each year. The notes are not subject to redemption prior to maturity. Payment of principal and interest on the notes may be made only with the approval of the Missouri Director of Insurance.

In December 1996 the Company obtained a note payable for $80.5 million with a financial institution. The note is secured by bonds with a carrying value of $91.6 million. This note bears a fixed interest rate at 5.55 percent and matures on March 27, 1997.

On March 19, 1996, RGA issued 7.25 percent senior notes with a face value of $100.0 million in accordance with Rule 144A of the Securities Act of 1933, as amended. The net proceeds from the offering were approximately $98.9 million, and interest is payable semiannually on April 1 and October 1, with the principal amount due April 1, 2006. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds.
The transfer of funds from the insurance subsidiaries to Reinsurance Group of America, Incorporated is subject to applicable insurance laws and regulations.

On January 8, 1996, RGA Australian Holdings PTY, Limited, a wholly owned subsidiary of RGA, established a $15.9 million unsecured, three month, revolving line of credit. The debt is guaranteed by RGA and is utilized to provide operating capital to RGA Australia. The current outstanding balance is $7.6 million, representing drawdowns of $5.6 million in January 1996 and $2.0 million in July 1996. Principal repayments are due in April 1997 and are expected to be renewed under the terms of the line of credit. Interest is paid every three months at a current rate between 7.03 percent and 7.08 percent.

Interest paid on debt during 1996, 1995, and 1994 amounted to $19.9 million, $9.0 million, and $3.9 million, respectively.

(10) Regulatory Matters

The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, in its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on a statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Combined net income and policyholders' surplus, for the years ended and at December 31, 1996, 1995, and 1994, of the Company, as determined in accordance with statutory accounting practices, are as follows (in thousands):


                                                  1996        1995        1994

Net income (loss)                           $   18,464     236,962    (13,875)
Policyholders' surplus                      $  636,260     589,783     496,333

Under the NAIC solvency monitoring program known as Risk-Based Capital (RBC), General American and its insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1996, General American and its subsidiaries exceeded the established minimums in the RBC program. In addition, General American and its subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company's insurance subsidiaries are subject to limitations on the payment of dividends to the Company. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater of): (a) 10 percent of the insurance subsidiaries' statutory surplus as of the preceding December 31 or (b) the insurance subsidiaries' statutory gain from operations for the preceding year.

(11) Lease Commitments

The Company has entered into operating leases for office space and other assets, principally office furniture and equipment. Future minimum lease obligations under noncancelable leases are summarized as follows (in thousands):


Year ended December 31:
     1997                                    $  15,180
     1998                                       13,348
     1999                                       11,869
     2000                                        8,489
     2001                                        6,454
     2002                                        2,622

Operating lease expense totaled $17.0 million, $11.6 million, and $10.4 million in 1996, 1995, and 1994, respectively.

(12) Participating Policies and Dividends to Policyholders

Over 33.9 percent and 33.2 percent of General American's business in force relates to participating policies as of December 31, 1996 and 1995, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.


(13) Contingent Liabilities

From time to time, the Company is subject to insurance-related litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.


(14) Subsequent Events

In January 1997, pursuant to Missouri's Mutual Holding Company Statute and with the approval of its policyholders, General American initiated steps to reorganize and form a mutual holding company structure by (i) forming a mutual insurance holding company under the insurance laws of the State of Missouri, to be named General American Mutual Holding Company (MHC), (ii) forming an intermediate stock holding company under the general corporate laws of the State of Missouri, to be named GenAmerica Corporation (GenAmerica), and (iii) amending and restating the Charter and Articles of Incorporation of General American to authorize the issuance of capital stock and the continuance of its corporate existence as a stock life insurance company under the same name.

All of the shares of the reorganized General American will be, as part of the reorganization, issued to MHC and, shortly after the reorganization, MHC will transfer all such shares to GenAmerica in exchange for all of the shares of GenAmerica. As a result, reorganized General American will be a wholly owned direct subsidiary of GenAmerica which, in turn, will be a wholly owned direct subsidiary of MHC. MHC will at all times, in accordance with the plan of reorganization and as required by the Missouri Mutual Holding Company Statute, directly or indirectly control the reorganized General American through the ownership of at least a majority of the voting shares of the capital stock of reorganized General American or GenAmerica.

        APPENDIX A- ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

      The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages A-2 through A-10 illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. The tables on pages A-11 through A-19 illustrate a Policy issued to an insured, age 45 in a guaranteed issue nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.
      The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.
      The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .70% charge for mortality and expense risk, and an assumed .72% charge for the investment management and advisory fees and administrative expenses combined. The actual investment management and advisory fees applicable to each Division are shown in the respective prospectuses of Russell Insurance Funds and General American Capital Company. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.42%, 4.58%, and 10.58%, respectively. The prospectuses for Russell Insurance Funds and General American Capital Company should be consulted for details about the nature and extent of their expenses.

      The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters on page 28.)

      The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.
      Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     2,141       2,248         1,782         1,782       100,000       1,692       1,777        100,000
 2        47     2,141       4,609         3,497         3,497       100,000       3,017       3,188        100,000
 3        48     2,141       7,087         5,134         5,134       100,000       4,292       4,548        100,000
 4        49     2,141       9,690         6,719         6,719       100,000       5,515       5,858        100,000
 5        50     2,141      12,423         8,264         8,264       100,000       6,685       7,114        100,000
 6        51     2,141      15,292         9,782         9,782       100,000       7,903       8,314        100,000
 7        52     2,141      18,305        11,262        11,262       100,000       9,093       9,453        100,000
 8        53     2,141      21,468        12,717        12,717       100,000      10,252      10,526        100,000
 9        54     2,141      24,790        14,135        14,135       100,000      11,373      11,527        100,000
10        55     2,141      28,278        15,519        15,519       100,000      12,450      12,450        100,000
11        56     2,141      31,940        16,955        16,955       100,000      13,290      13,290        100,000
12        57     2,141      35,785        18,337        18,337       100,000      14,044      14,044        100,000
13        58     2,141      39,822        19,669        19,669       100,000      14,709      14,709        100,000
14        59     2,141      44,062        20,961        20,961       100,000      15,281      15,281        100,000
15        60     2,141      48,513        22,214        22,214       100,000      15,755      15,755        100,000
16        61     2,141      53,187        23,403        23,403       100,000      16,122      16,122        100,000
17        62     2,141      58,094        24,530        24,530       100,000      16,368      16,368        100,000
18        63     2,141      63,247        25,587        25,587       100,000      16,480      16,480        100,000
19        64     2,141      68,658        26,569        26,569       100,000      16,439      16,439        100,000
20        65     2,141      74,339        27,478        27,478       100,000      16,226      16,226        100,000

25        70     2,141     107,300        30,714        30,714       100,000      11,923      11,923        100,000
30        75     2,141     149,368        30,950        30,950       100,000           0           0              0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     2,141       2,248         1,896         1,896       100,000       1,805       1,890        100,000
 2        47     2,141       4,609         3,835         3,835       100,000       3,345       3,516        100,000
 3        48     2,141       7,087         5,809         5,809       100,000       4,930       5,187        100,000
 4        49     2,141       9,690         7,845         7,845       100,000       6,561       6,903        100,000
 5        50     2,141      12,423         9,958         9,958       100,000       8,237       8,665        100,000
 6        51     2,141      15,292        12,165        12,165       100,000      10,063      10,474        100,000
 7        52     2,141      18,305        14,459        14,459       100,000      11,967      12,326        100,000
 8        53     2,141      21,468        16,857        16,857       100,000      13,946      14,220        100,000
 9        54     2,141      24,790        19,355        19,355       100,000      15,998      16,152        100,000
10        55     2,141      28,278        21,958        21,958       100,000      18,120      18,120        100,000
11        56     2,141      31,940        24,763        24,763       100,000      20,123      20,123        100,000
12        57     2,141      35,785        27,673        27,673       100,000      22,162      22,162        100,000
13        58     2,141      39,822        30,698        30,698       100,000      24,239      24,239        100,000
14        59     2,141      44,062        33,854        33,854       100,000      26,356      26,356        100,000
15        60     2,141      48,513        37,151        37,151       100,000      28,514      28,514        100,000
16        61     2,141      53,187        40,575        40,575       100,000      30,712      30,712        100,000
17        62     2,141      58,094        44,139        44,139       100,000      32,947      32,947        100,000
18        63     2,141      63,247        47,848        47,848       100,000      35,216      35,216        100,000
19        64     2,141      68,658        51,713        51,713       100,000      37,515      37,515        100,000
20        65     2,141      74,339        55,747        55,747       100,000      39,843      39,843        100,000

25        70     2,141     107,300        79,037        79,037       100,000      52,006      52,006        100,000
30        75     2,141     149,368       109,257       109,257       116,905      65,527      65,527        100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $2,141
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     2,141       2,248         2,010         2,010       100,000       1,918       2,004        100,000
 2        47     2,141       4,609         4,187         4,187       100,000       3,687       3,858        100,000
 3        48     2,141       7,087         6,540         6,540       100,000       5,623       5,880        100,000
 4        49     2,141       9,690         9,114         9,114       100,000       7,745       8,087        100,000
 5        50     2,141      12,423        11,947        11,947       100,000      10,070      10,498        100,000
 6        51     2,141      15,292        15,079        15,079       100,000      12,724      13,135        100,000
 7        52     2,141      18,305        18,533        18,533       100,000      15,660      16,019        100,000
 8        53     2,141      21,468        22,357        22,357       100,000      18,902      19,176        100,000
 9        54     2,141      24,790        26,581        26,581       100,000      22,479      22,633        100,000
10        55     2,141      28,278        31,254        31,254       100,000      26,423      26,423        100,000
11        56     2,141      31,940        36,521        36,521       100,000      30,587      30,587        100,000
12        57     2,141      35,785        42,341        42,341       100,000      35,173      35,173        100,000
13        58     2,141      39,822        48,782        48,782       100,000      40,236      40,236        100,000
14        59     2,141      44,062        55,924        55,924       100,000      45,841      45,841        100,000
15        60     2,141      48,513        63,853        63,853       100,000      52,063      52,063        100,000
16        61     2,141      53,187        72,651        72,651       100,000      58,986      58,986        100,000
17        62     2,141      58,094        82,421        82,421       105,499      66,712      66,712        100,000
18        63     2,141      63,247        93,208        93,208       117,442      75,358      75,358        100,000
19        64     2,141      68,658       105,108       105,108       130,334      85,042      85,042        105,451
20        65     2,141      74,339       118,238       118,238       144,251      95,721      95,721        116,780

25        70     2,141     107,300       207,133       207,133       240,275     167,272     167,272        194,036
30        75     2,141     149,368       352,671       352,671       377,358     283,155     283,155        302,976

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION B)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         4,899         4,899       104,899       4,663       4,885        104,885
 2        47     5,551      11,949         9,681         9,681       109,681       8,902       9,346        109,346
 3        48     5,551      18,375        14,338        14,338       114,338      13,039      13,705        113,705
 4        49     5,551      25,122        18,895        18,895       118,895      17,074      17,962        117,962
 5        50     5,551      32,206        23,364        23,364       123,364      21,003      22,113        122,113
 6        51     5,551      39,645        27,759        27,759       127,759      25,091      26,157        126,157
 7        52     5,551      47,456        32,069        32,069       132,069      29,154      30,087        130,087
 8        53     5,551      55,657        36,307        36,307       136,307      33,186      33,896        133,896
 9        54     5,551      64,269        40,463        40,463       140,463      37,179      37,579        137,579
10        55     5,551      73,311        44,537        44,537       144,537      41,126      41,126        141,126
11        56     5,551      82,805        48,749        48,749       148,749      44,534      44,534        144,534
12        57     5,551      92,774        52,856        52,856       152,856      47,797      47,797        147,797
13        58     5,551     103,241        56,857        56,857       156,857      50,912      50,912        150,912
14        59     5,551     114,232        60,768        60,768       160,768      53,876      53,876        153,876
15        60     5,551     125,772        64,588        64,588       164,588      56,682      56,682        156,682
16        61     5,551     137,889        68,285        68,285       168,285      59,320      59,320        159,320
17        62     5,551     150,612        71,859        71,859       171,859      61,777      61,777        161,777
18        63     5,551     163,971        75,300        75,300       175,300      64,037      64,037        164,037
19        64     5,551     177,998        78,598        78,598       178,598      66,081      66,081        166,081
20        65     5,551     192,727        81,756        81,756       181,756      67,892      67,892        167,892

25        70     5,551     278,180        95,120        95,120       195,120      72,952      72,952        172,952
30        75     5,551     387,242       103,313       103,313       203,313      69,176      69,176        169,176

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION B)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         5,202         5,202       105,202       4,965       5,187        105,187
 2        47     5,551      11,949        10,594        10,594       110,594       9,802      10,246        110,246
 3        48     5,551      18,375        16,173        16,173       116,173      14,830      15,497        115,497
 4        49     5,551      25,122        21,973        21,973       121,973      20,058      20,946        120,946
 5        50     5,551      32,206        28,016        28,016       128,016      25,489      26,599        126,599
 6        51     5,551      39,645        34,324        34,324       134,324      31,396      32,462        132,462
 7        52     5,551      47,456        40,899        40,899       140,899      37,602      38,534        138,534
 8        53     5,551      55,657        47,764        47,764       147,764      44,109      44,819        144,819
 9        54     5,551      64,269        54,921        54,921       154,921      50,918      51,317        151,317
10        55     5,551      73,311        62,384        62,384       162,384      58,028      58,028        158,028
11        56     5,551      82,805        70,398        70,398       170,398      64,956      64,956        164,956
12        57     5,551      92,774        78,733        78,733       178,733      72,102      72,102        172,102
13        58     5,551     103,241        87,402        87,402       187,402      79,473      79,473        179,473
14        59     5,551     114,232        96,435        96,435       196,435      87,071      87,071        187,071
15        60     5,551     125,772       105,846       105,846       205,846      94,899      94,899        194,899
16        61     5,551     137,889       115,619       115,619       215,619     102,955     102,955        202,955
17        62     5,551     150,612       125,768       125,768       225,768     111,234     111,234        211,234
18        63     5,551     163,971       136,300       136,300       236,300     119,727     119,727        219,727
19        64     5,551     177,998       147,220       147,220       247,220     128,421     128,421        228,421
20        65     5,551     192,727       158,545       158,545       258,545     137,305     137,305        237,305

25        70     5,551     278,180       221,527       221,527       321,527     184,237     184,237        284,237
30        75     5,551     387,242       295,538       295,538       395,538     233,333     233,333        333,333

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION B)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.58%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         5,505         5,505       105,505       5,268       5,490        105,490
 2        47     5,551      11,949        11,543        11,543       111,543      10,738      11,182        111,182
 3        48     5,551      18,375        18,159        18,159       118,159      16,771      17,437        117,437
 4        49     5,551      25,122        25,438        25,438       125,438      23,423      24,311        124,311
 5        50     5,551      32,206        33,464        33,464       133,464      30,754      31,865        131,865
 6        51     5,551      39,645        42,329        42,329       142,329      39,101      40,167        140,167
 7        52     5,551      47,456        52,109        52,109       152,109      48,355      49,288        149,288
 8        53     5,551      55,657        62,914        62,914       162,914      58,597      59,307        159,307
 9        54     5,551      64,269        74,840        74,840       174,840      69,911      70,311        170,311
10        55     5,551      73,311        88,005        88,005       188,005      82,392      82,392        182,392
11        56     5,551      82,805       102,788       102,788       202,788      95,660      95,660        195,660
12        57     5,551      92,774       119,088       119,088       219,088     110,231     110,231        210,231
13        58     5,551     103,241       137,067       137,067       237,067     126,241     126,241        226,241
14        59     5,551     114,232       156,915       156,915       256,915     143,834     143,834        243,834
15        60     5,551     125,772       178,831       178,831       278,831     163,170     163,170        263,170
16        61     5,551     137,889       202,997       202,997       302,997     184,420     184,420        284,420
17        62     5,551     150,612       229,651       229,651       329,651     207,773     207,773        307,773
18        63     5,551     163,971       259,044       259,044       359,044     233,432     233,432        333,432
19        64     5,551     177,998       291,456       291,456       391,456     261,618     261,618        361,618
20        65     5,551     192,727       327,207       327,207       427,207     292,579     292,579        392,579

25        70     5,551     278,180       569,395       569,395       669,395     499,780     499,780        599,780
30        75     5,551     387,242       964,855       964,855     1,064,855     831,958     831,958        931,958

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.42%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         4,905         4,905       100,000       4,669       4,891        100,000
 2        47     5,551      11,949         9,706         9,706       100,000       8,956       9,400        100,000
 3        48     5,551      18,375        14,397        14,397       100,000      13,167      13,833        100,000
 4        49     5,551      25,122        19,005        19,005       100,000      17,305      18,194        100,000
 5        50     5,551      32,206        23,544        23,544       100,000      21,372      22,482        100,000
 6        51     5,551      39,645        28,024        28,024       100,000      25,636      26,702        100,000
 7        52     5,551      47,456        32,439        32,439       100,000      29,918      30,850        100,000
 8        53     5,551      55,657        36,801        36,801       100,000      34,218      34,929        100,000
 9        54     5,551      64,269        41,102        41,102       100,000      38,538      38,937        100,000
10        55     5,551      73,311        45,339        45,339       100,793      42,877      42,877        100,000
11        56     5,551      82,805        49,714        49,714       107,481      46,726      46,726        101,022
12        57     5,551      92,774        53,991        53,991       113,572      50,451      50,451        106,128
13        58     5,551     103,241        58,173        58,173       119,117      54,055      54,055        110,687
14        59     5,551     114,232        62,269        62,269       124,169      57,539      57,539        114,737
15        60     5,551     125,772        66,283        66,283       128,766      60,904      60,904        118,316
16        61     5,551     137,889        70,195        70,195       132,903      64,148      64,148        121,454
17        62     5,551     150,612        74,007        74,007       136,622      67,269      67,269        124,183
18        63     5,551     163,971        77,718        77,718       139,952      70,266      70,266        126,533
19        64     5,551     177,998        81,323        81,323       142,923      73,134      73,134        128,531
20        65     5,551     192,727        84,827        84,827       145,579      75,871      75,871        130,208

25        70     5,551     278,180       100,806       100,806       154,954      87,660      87,660        134,746
30        75         0     355,036        89,186        89,186       124,507      73,269      73,269        102,288

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.58%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         5,209         5,209       100,000       4,972       5,194        100,000
 2        47     5,551      11,949        10,621        10,621       100,000       9,861      10,305        100,000
 3        48     5,551      18,375        16,240        16,240       100,000      14,977      15,643        100,000
 4        49     5,551      25,122        22,104        22,104       100,000      20,334      21,222        100,000
 5        50     5,551      32,206        28,238        28,238       100,000      25,947      27,057        100,000
 6        51     5,551      39,645        34,665        34,665       100,000      32,099      33,164        100,000
 7        52     5,551      47,456        41,394        41,394       100,306      38,626      39,559        100,000
 8        53     5,551      55,657        48,410        48,410       113,939      45,494      46,205        108,750
 9        54     5,551      64,269        55,710        55,710       127,406      52,660      53,060        121,345
10        55     5,551      73,311        63,307        63,307       140,737      60,122      60,122        133,657
11        56     5,551      82,805        71,444        71,444       154,462      67,393      67,393        145,704
12        57     5,551      92,774        79,892        79,892       168,058      74,871      74,871        157,497
13        58     5,551     103,241        88,663        88,663       181,551      82,561      82,561        169,055
14        59     5,551     114,232        97,781        97,781       194,982      90,462      90,462        180,388
15        60     5,551     125,772       107,261       107,261       208,373      98,577      98,577        191,503
16        61     5,551     137,889       117,082       117,082       221,678     106,902     106,902        202,403
17        62     5,551     150,612       127,259       127,259       234,927     115,433     115,433        213,097
18        63     5,551     163,971       137,792       137,792       248,132     124,162     124,162        223,587
19        64     5,551     177,998       148,684       148,684       261,309     133,078     133,078        233,881
20        65     5,551     192,727       159,951       159,951       274,506     142,170     142,170        243,991

25        70     5,551     278,180       222,082       222,082       341,374     190,140     190,140        292,273
30        75         0     355,036       264,396       264,396       369,110     213,916     213,916        298,638

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A

                                      GENERAL AMERICAN LIFE INSURANCE COMPANY
                                      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                               ANNUAL PREMIUM: $5,551
                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.582%)

                                          ============ CURRENT ============       ========== GUARANTEED ===========

 END     AGE    ANNUAL       PREM           SURR          CASH        DEATH         SURR        CASH         DEATH
 OF             PAYMNT     ACCUM @         VALUE         VALUE       BENEFIT       VALUE       VALUE        BENEFIT
YEAR                          5%
 1        46     5,551       5,829         5,512         5,512       100,000       5,275       5,497        100,000
 2        47     5,551      11,949        11,572        11,572       100,000      10,803      11,247        100,000
 3        48     5,551      18,375        18,235        18,235       100,000      16,937      17,603        100,000
 4        49     5,551      25,122        25,593        25,593       100,000      23,749      24,637        100,000
 5        50     5,551      32,206        33,737        33,737       100,000      31,318      32,428        100,000
 6        51     5,551      39,645        42,758        42,758       106,708      39,999      41,065        102,482
 7        52     5,551      47,456        52,685        52,685       127,666      49,591      50,523        122,427
 8        53     5,551      55,657        63,618        63,618       149,735      60,144      60,854        143,229
 9        54     5,551      64,269        75,648        75,648       173,004      71,728      72,128        164,953
10        55     5,551      73,311        88,886        88,886       197,602      84,419      84,419        187,670
11        56     5,551      82,805       103,699       103,699       224,197      97,810      97,810        211,465
12        57     5,551      92,774       119,969       119,969       252,362     112,390     112,390        236,419
13        58     5,551     103,241       137,840       137,840       282,247     128,259     128,259        262,629
14        59     5,551     114,232       157,487       157,487       314,040     145,523     145,523        290,182
15        60     5,551     125,772       179,090       179,090       347,914     164,296     164,296        319,172
16        61     5,551     137,889       202,783       202,783       383,939     184,694     184,694        349,690
17        62     5,551     150,612       228,768       228,768       422,319     206,838     206,838        381,836
18        63     5,551     163,971       257,246       257,246       463,241     230,853     230,853        415,713
19        64     5,551     177,998       288,434       288,434       506,917     256,864     256,864        451,433
20        65     5,551     192,727       322,595       322,595       553,634     285,006     285,006        489,125

25        70     5,551     278,180       548,095       548,095       842,504     463,537     463,537        712,526
30        75         0     355,036       862,947       862,947     1,204,718     689,758     689,758        962,936

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

FRC97 - Appendix A


                                                         APPENDIX B
                                             TARGET ANNUAL PREMIUM PER $1,000
                                               BASE COVERAGE -- UNDERWRITTEN
                                                      NON-SMOKER RATES
-----------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - -MALE NON-SMOKER- - - - - - - - - -       - - - - - - - - - FEMALE NON-SMOKER - - - - - - - - - - -
          PRE-     STAN-              PRE-         STAN-                 PRE-        STAN-             PRE-        STAN-
         FERRED    DARD              FERRED        DARD                 FERRED       DARD             FERRED       DARD
ISSUE     NON-     NON-     ISSUE     NON-         NON-      ISSUE       NON-        NON-    ISSUE     NON-        NON-
 AGE     SMOKE     SMOKE     AGE     SMOKE        SMOKE       AGE       SMOKE       SMOKE     AGE     SMOKE       SMOKE
           R         R                 R            R                     R           R                 R           R
-----------------------------------------------------------------------------------------------------------------------
 0        --        --                                         0         --          --
 1        --        --       41      48.84        48.86        1         --          --       41      41.73       41.75
 2        --        --       42      50.44        50.45        2         --          --       42      43.09       43.10
 3        --        --       43      52.09        52.11        3         --          --       43      44.47       44.49
 4        --        --       44      53.77        53.79        4         --          --       44      45.90       45.92
 5        --        --       45      55.51        55.53        5         --          --       45      47.38       47.40

 6        --        --       46      57.27        57.31        6         --          --       46      48.88       48.90
 7        --        --       47      59.10        59.14        7         --          --       47      50.44       50.46
 8        --        --       48      60.98        61.00        8         --          --       48      52.02       52.04
 9        --        --       49      62.90        62.92        9         --          --       49      53.67       53.69
10        --        --       50      64.87        64.90       10         --          --       50      55.34       55.36
                                                  66.91
11        --        --       51      66.89                    11         --          --       51      57.06       57.09
12        --        --       52      68.95        68.99       12         --          --       52      58.83       58.85
13        --        --       53      71.07        71.11       13         --          --       53      60.63       60.67
14        --        --       54      73.23        73.27       14         --          --       54      62.48       62.52
15        --        --       55      75.44        75.49       15         --          --       55      64.38       64.41
                                                  77.73
16        --        --       56      77.68                    16         --          --       56      66.32       66.36
17        --        --       57      79.98        80.04       17         --          --       57      68.32       68.35
18        --        --       58      82.31        82.38       18         --          --       58      70.36       70.40
19        --        --       59      84.71        84.78       19         --          --       59      72.51       72.54
20     24.89     24.91       60      87.18        87.23       20      20.89       20.89       60      74.42       74.77

21     25.63     25.64       61      89.71        89.76       21      21.58       21.58       61      77.03       77.07
22     26.39     26.41       62      92.30        92.36       22      22.31       22.31       62      79.40       79.45
23     27.20     27.22       63      94.96        95.04       23      23.05       23.05       63      81.85       81.91
24     28.06     28.06       64      97.69        97.78       24      23.81       23.81       64      84.35       84.41
25     28.94     28.94       65     100.47       100.56       25      24.60       24.60       65      86.89       86.96

26     29.87     29.87       66     103.30       103.41       26      25.43       25.43       66      89.48       89.57
27     30.83     30.84       67     106.23       106.34       27      26.28       26.30       67      92.15       92.24
28     31.84     31.86       68     109.23       109.38       28      27.16       27.18       68      94.93       95.02
29     32.88     32.92       69     112.39       112.54       29      28.08       28.10       69      97.84       97.93
30     33.98     34.01       70     115.66       115.83       30      29.01       29.02       70     100.90      101.01

31     35.12     35.14       71     119.09       119.27       31      29.99       30.00       71     104.11      104.24
32     36.30     36.32       72     122.65       122.86       32      30.98       31.00       72     107.49      107.64
33     37.53     37.55       73     126.30       126.53       33      32.03       32.05       73     111.01      111.16
34     38.80     38.81       74     130.03       130.27       34      33.12       33.14       74     114.61      114.79
35     40.11     40.12       75     133.81       134.07       35      34.25       34.27       75     118.31      118.52

36     41.46     41.48       76     137.66       137.97       36      35.41       35.43       76     122.14      122.36
37     42.85     42.87       77     141.64       141.98       37      36.60       36.62       77     126.13      126.37
38     44.29     44.31       78     145.79       146.18       38      37.84       37.85       78     130.31      130.57
39     45.77     45.78       79     150.22       150.65       39      39.10       39.12       79     134.76      135.06
40     47.28     47.30       80     154.90       155.38       40      40.39       40.41       80     139.52      139.84

FRC97 - Appendix B


                                                         APPENDIX B
                                              TARGET ANNUAL PREMIUM PER $1,000
                                               BASE COVERAGE -- UNDERWRITTEN
                                                         SMOKER RATES
-----------------------------------------------------------------------------------------------------------------------
- - - - - - - - - - - - MALE SMOKER- - - - - - - - - - -     - - - - - - - - - - -FEMALE SMOKER - - - - - - - - - - - -
          PRE-     STAN-              PRE-         STAN-                 PRE-        STAN-             PRE-        STAN-
ISSUE    FERRED    DARD     ISSUE    FERRED        DARD      ISSUE      FERRED       DARD    ISSUE    FERRED       DARD
 AGE     SMOKE     SMOKE     AGE     SMOKE        SMOKE       AGE       SMOKE       SMOKE     AGE     SMOKE       SMOKE
           R         R                 R            R                     R           R                 R           R
-----------------------------------------------------------------------------------------------------------------------
 0     13.49     13.49                                         0      11.20       11.20
 1     13.77     13.77       41      48.95        49.16        1      11.44       11.44       41      41.79       41.99
 2     14.16     14.16       42      50.56        50.80        2      11.76       11.76       42      43.16       43.36
 3     14.58     14.58       43      52.22        52.49        3      12.11       12.11       43      44.56       44.78
 4     15.00     15.00       44      53.91        54.20        4      12.48       12.48       44      46.01       46.24
 5     15.47     15.47       45      55.67        55.96        5      12.84       12.84       45      47.79       47.74

 6     15.96     15.96       46      57.47        57.72        6      13.25       13.25       46      49.02       49.26
 7     16.48     16.48       47      59.32        59.53        7      13.67       13.67       47      50.58       50.82
 8     17.03     17.03       48      61.21        61.39        8      14.11       14.11       48      52.20       52.42
 9     17.61     17.61       49      63.15        63.30        9      14.58       14.58       49      53.85       54.05
10     18.21     18.21       50      65.15        65.26       10      15.06       15.06       50      55.56       55.74

11     18.84     18.84       51      67.18        67.29       11      15.56       15.56       51      57.29       57.45
12     19.48     19.48       52      69.26        69.36       12      16.08       16.08       52      59.07       59.23
13     20.14     20.14       53      71.40        71.52       13      16.64       16.64       53      60.88       61.04
14     20.83     20.83       54      73.59        73.70       14      17.19       17.19       54      62.73       32.91
15     21.50     21.50       55      75.81        75.92       15      17.77       17.77       55      64.65       64.81

16     22.17     22.17       56      78.07        78.19       16      18.36       18.36       56      66.61       66.77
17     22.85     22.85       57      80.39        80.54       17      18.95       18.95       57      68.60       68.76
18     23.52     23.52       58      82.74        82.88       18      19.59       19.59       58      70.67       70.81
19     24.20     24.20       59      85.14        85.30       19      20.23       20.23       59      72.81       72.94
20     24.91     24.98       60      87.61        87.75       20      20.89       20.89       60      75.02       75.15

21     25.64     25.72       61      90.14        90.30       21      21.58       21.58       61      77.33       77.44
22     26.41     26.49       62      92.77        92.93       22      22.31       22.31       62      79.72       79.82
23     27.22     27.29       63      95.45        95.61       23      23.05       23.05       63      82.19       82.30
24     28.06     28.13       64      98.20        98.40       24      23.81       23.81       64      84.71       84.83
25     28.96     29.00       65     101.01       101.23       25      24.60       24.60       65      87.28       87.43

26     29.89     29.93       66     103.90       104.12       26      25.43       25.43       66      89.89       90.05
27     30.86     30.90       67     106.86       107.12       27      26.30       26.30       67      92.60       92.76
28     31.88     31.91       68     109.92       110.20       28      27.18       27.18       68      95.40       95.59
29     32.93     32.97       69     113.10       113.42       29      28.10       28.10       69      98.34       98.54
30     34.03     34.07       70     116.44       116.77       30      29.02       29.06       70     101.42      101.63

31     35.17     35.21       71     119.90       120.27       31      30.00       30.04       71     104.69      104.92
32     36.36     36.41       72     123.51       123.90       32      31.02       31.07       72     108.09      108.34
33     37.58     37.64       73     127.20       127.61       33      32.07       32.13       73     111.61      111.88
34     38.85     38.92       74     130.95       131.41       34      33.16       33.23       74     115.25      115.54
35     40.16     40.25       75     134.80       135.29       35      34.28       34.36       75     118.99      119.32

36     41.51     41.62       76     138.72       139.26       36      35.45       35.54       76     122.86      123.19
37     42.91     43.03       77     142.78       143.36       37      36.66       36.75       77     126.87      127.26
38     44.36     44.51       78     146.99       147.63       38      37.89       38.02       78     131.11      131.53
39     45.84     46.02       79     151.48       152.17       39      39.15       39.30       79     135.59      136.06
40     47.37     47.57       80     156.21       156.98       40      40.46       40.63       80     140.38      140.90

FRC97 - Appendix B

                                                         APPENDIX B
                                             TARGET ANNUAL PREMIUM PER $1,000
                                             BASE COVERAGE -- GUARANTEED ISSUE
-----------------------------------------------------------------------------------------------------------------------
- - - - - - - - - -MALE GUARANTEED ISSUE- - - - - - -        - - - - - - - -  FEMALE GUARANTEED ISSUE - - - - - - - - -
ISSUE     NON-              ISSUE     NON-                   ISSUE       NON-                ISSUE     NON-
 AGE     SMOKE     SMOKE     AGE     SMOKE        SMOKE       AGE       SMOKE       SMOKE     AGE     SMOKE       SMOKE
           R         R                 R            R                     R           R                 R           R
-----------------------------------------------------------------------------------------------------------------------
 0        --        --                                         0         --          --
 1        --        --       41      44.70        53.45        1         --          --       41      44.70       53.45
 2        --        --       42      46.24        55.22        2         --          --       42      46.24       55.22
 3        --        --       43      47.82        57.01        3         --          --       43      47.82       57.01
 4        --        --       44      49.45        58.83        4         --          --       44      49.45       58.83
 5        --        --       45      51.12        60.69        5         --          --       45      51.12       60.69

 6        --        --       46      52.83        62.61        6         --          --       46      52.83       62.61
 7        --        --       47      54.60        64.57        7         --          --       47      54.60       64.57
 8        --        --       48      56.40        66.56        8         --          --       48      56.40       66.56
 9        --        --       49      58.24        68.63        9         --          --       49      58.24       68.63
10        --        --       50      60.15        70.78       10         --          --       50      60.15       70.78

11        --        --       51      62.09        72.97       11         --          --       51      62.09       72.97
12        --        --       52      64.10        75.19       12         --          --       52      64.10       75.19
13        --        --       53      66.20        77.47       13         --          --       53      66.20       77.47
14        --        --       54      68.35        79.77       14         --          --       54      68.35       79.77
15        --        --       55      70.62        82.10       15         --          --       55      70.62       82.10

16        --        --       56      72.94        84.51       16         --          --       56      72.94       84.51
17        --        --       57      75.29        86.96       17         --          --       57      75.29       86.96
18        --        --       58      77.72        89.47       18         --          --       58      77.72       89.47
19        --        --       59      80.25        92.06       19         --          --       59      80.25       92.06
20     22.39     27.34       60      82.85        94.72       20      22.39       27.34       60      82.85       94.72

21     23.07     28.15       61      85.52        97.47       21      23.07       28.15       61      85.52       97.47
22     23.78     28.99       62      88.26       100.35       22      23.78       28.99       62      88.26      100.35
23     24.52     29.87       63      91.03       103.30       23      24.52       29.87       63      91.03      103.30
24     25.31     30.79       64      93.83       106.30       24      25.31       30.79       64      93.83      106.30
25     26.15     31.76       65      96.69       109.36       25      26.15       31.76       65      96.69      109.36

26     27.00     32.77       66      99.70       112.47       26      27.00       32.77       66      99.70      112.47
27     27.89     33.83       67     102.83       115.66       27      27.89       33.83       67     102.83      115.66
28     28.81     34.94       68     106.12       119.02       28      28.81       34.94       68     106.12      119.02
29     29.78     36.09       69     109.54       122.54       29      29.78       36.09       69     109.54      122.54
30     30.79     37.28       70     113.12       126.28       30      30.79       37.28       70     113.12      126.28

31     31.83     38.54       71         --           --       31      31.83       38.54       71         --          --
32     32.91     39.83       72         --           --       32      32.91       39.83       72         --          --
33     34.04     41.18       73         --           --       33      34.04       41.18       73         --          --
34     35.24     42.57       74         --           --       34      35.24       42.57       74         --          --
35     36.45     43.99       75         --           --       35      36.45       43.99       75         --          --

36     37.72     45.46       76         --           --       36      37.72       45.46       76         --          --
37     39.02     46.96       77         --           --       37      39.02       46.96       77         --          --
38     40.39     48.53       78         --           --       38      40.39       48.53       78         --          --
39     41.78     50.14       79         --           --       39      41.78       50.14       79         --          --
40     43.21     51.79       80         --           --       40      43.21       51.79       80         --          --

FRC97 - Appendix B

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of
Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

      "BE IT RESOLVED THAT

            1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

            2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Reasonableness of Fees and Charges

General American of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and
Documents:

      The facing sheet.
      VGSP Prospectus, consisting of 110 pages; FRC-VUL Prospectus, consisting of 108 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act.
      The undertaking pursuant to Rule 484.
      Representations pursuant to Rule 6e-3(T).
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

      (1)   Resolution of the Board of Directors of General
            American authorizing establishment of the
            Separate Account <F1>

      (2)   Not applicable

      (3)   (a)  Principal Underwriting Agreement <F1>

            (b)  Proposed form of Selling Agreement <F1>

            (c)  Commission Schedule <F1>

      (4)   Not applicable

      (5)   (a)  Revised form of VGSP Policy <F2>

            (b)  Form of VGSP Pension Policy and Policy Riders <F1>

            (c)  Waiver of monthly Deduction Rider  <F1>

            (d)  Form of FRC-VUL Policy <F4>

            (e)  Form of FRC-VUL Waiver of Monthly Deduction Rider <F4>

            (f)  Form of FRC-VUL Waiver of Specified Premium Rider<F4>

            (g)  Form of FRC-VUL Increasing Benefit Rider <F4>

      (6)   (a)  Amended Charter and Articles of Incorporation of
            General American <F2>

            (b)  Amended By-Laws of General American <F5>

      (7)   Not applicable

      (8)   (a)  Form of Agreement to Purchase Shares of
                  General American Capital Company <F2>

            (b)  Form of Participation Agreement with Variable
                  Insurance Products Fund <F2>

            (c)  Form of Participation Agreement with Russell
                  Insurance Funds, Inc. <F4>

      (9)   Not applicable

     (10)   (a)  Form of Application for Standard VGSP Policy <F2>

            (b)  Form of Application for Standard FRC-VUL Policy <F4>

            (c)  Form of Application for FRC-VUL Policy--Guaranteed
                  Issue <F4>

            (d)  Form of Master Application for FRC-VUL Policy <F4>

2. Revised Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy <F2>

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

            (1)  See above

            (2)  See Exhibit 1 <F5>

            (3)  (a)  Opinion of Robert J. Banstetter, General
                  Counsel of General American as to VGSP Policy  <F1>

                  (b)  Opinion of Matthew P. McCauley, Associate
                  General Counsel of General American as to FRC-VUL
                  Policy <F4>

            (4)  No financial statements are omitted from the
                  Prospectuses pursuant to prospectus instructions
                  1(b) or (c).

            (5)  Not applicable


      4.    The consent of KPMG Peat Marwick LLP, Independent
            Certified Public Accountants.

[FN]
---------------------

    <F1>    Incorporated by reference to the initial Registration
Statement and File No. 33-48550.

    <F2>    Incorporated by reference to Pre-Effective Amendment
No. 1 to the Registration Statement, File No. 33-48550.

    <F3>    Incorporated by reference to Post-Effective Amendment
No. 3 to the Registration Statement, File No. 33-48550.

    <F4>    Incorporated by reference to Post-Effective Amendment
No. 5 to the Registration Statement, File No. 33-48550.

    <F5>    Incorporated by reference to Post-Effective Amendment
No. 7 to the Registration Statement, File No. 33-48550.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 28th day of April, 1997.

                                       GENERAL AMERICAN SEPARATE ACCOUNT
                                       ELEVEN (Registrant)

(Seal)                                 BY:   GENERAL AMERICAN LIFE
                                       INSURANCE COMPANY (for Registrant
                                       and as Depositor)


Attest: /S/ Robert J. Banstetter          By: /S/ Richard A. Liddy
       --------------------------------      ---------------------------
      Robert J. Banstetter, Sr.             Richard A. Liddy,
      Secretary                             President, General American
                                            Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                 Title                    Date
---------                                 -----                    ----

/S/ Richard A. Liddy                    Chairman, President       4/28/97
------------------------------------    (Principal Executive
Richard A. Liddy                        Officer)


/S/ John W. Barber                      Vice President            4/28/97
------------------------------------    Controller
John W. Barber                          (Principal Accounting
                                        Officer and Principal
                                        Financial Officer)

------------------------------------
August A. Busch, III<F*>                Director

                                     II-7



------------------------------------
William E. Cornelius<F*>                Director



------------------------------------
John C. Danforth<F*>                    Director



------------------------------------
Bernard A. Edison<F*>                   Director


/S/ Richard A. Liddy
------------------------------------
Richard A. Liddy                        Director                  4/28/97



------------------------------------
William E. Maritz<F*>                   Director



------------------------------------
Craig D. Schnuck<F*>                    Director



------------------------------------
William P. Stiritz<F&>                  Director



------------------------------------
Andrew C. Taylor<F*>                    Director



------------------------------------
H. Edwin Trusheim<F*>                   Director



------------------------------------
Robert L. Virgil, Jr.<F*>               Director



------------------------------------
Virginia V. Weldon<F*>                  Director

                                     II-8




------------------------------------
Ted C. Wetterau<F*>                     Director


By /S/Matthew P. McCauley                                         4/28/97
  ----------------------------------
    Matthew P. McCauley


<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance
Company are on file with the Securities and Exchange Commission.

                                INDEX TO EXHIBITS

                                                                  Source
Exhibit                                                           or Page
Number                            Description                     Number
-------                           -----------                     ------
1.                Consent of KPMG Peat Marwick LLP,
                  Independent Certified Public Accountants

Exhibit 1.


Consent of KPMG Peat Marwick LLP, Independent Certified Public
Accountants

The Board of Directors
General American Life Insurance Company:

                              Re:   "Select Plus"
                                    "Russell Insurance Funds"

We consent to the use of our reports included herein and to the reference of our firm under the heading "Experts" in the Registration Statement and Prospectus for General American Separate Account Eleven. Our report on the consolidated financial statements of General American Life Insurance Company and subsidiaries refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts in 1996.




                              KPMG PEAT MARWICK LLP



St. Louis, Missouri

May 1, 1997